AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 2003

                                                       REGISTRATION NOS. 2-93538
                                                                       811-04116
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933
                           PRE-EFFECTIVE AMENDMENT NO.

                         POST-EFFECTIVE AMENDMENT NO. 55

                                     AND/OR
                             REGISTRATION STATEMENT
                                    UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 56

                        (CHECK APPROPRIATE BOX OR BOXES)

                           --------------------------

                                  PHOENIX TRUST


               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                           --------------------------

             900 THIRD AVENUE, 31ST FLOOR, NEW YORK, NEW YORK 10022
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                     C/O PHOENIX/ZWEIG SHAREHOLDER SERVICES

                                 (800) 272-2700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                           --------------------------


                             RICHARD J. WIRTH, ESQ.
          VICE PRESIDENT AND INSURANCE AND INVESTMENT PRODUCTS COUNSEL

                         PHOENIX LIFE INSURANCE COMPANY
                                ONE AMERICAN ROW
                        HARTFORD, CONNECTICUT 06102-5056
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                           --------------------------

   It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b)

   [X] on May 1, 2003 pursuant to paragraph (b)

   [ ] 60 days after filing pursuant to paragraph (a)(i)
   [ ] on pursuant to paragraph (a)(i)
   [ ] 75 days after filing pursuant to paragraph (a)(ii)
   [ ] on            pursuant to paragraph (a)(ii) of Rule 485.
   If appropriate, check the following box:
   [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                                  PHOENIX TRUST


                  Cross Reference Sheet Pursuant to Rule 495(a)

          This Registration Statement contains two prospectuses and two
                     Statements of Additional Information.
            These are identified as Version A and Version B of each.

                                     PART A

                       INFORMATION REQUIRED IN PROSPECTUS

ITEM NUMBER FORM N-1A, PART A                                           PROSPECTUS CAPTION
-----------------------------                                           ------------------

1.     Front and Back Cover Pages...............................        Cover Page, Back Cover Page
2.     Risk/Return Summary: Investments, Risks, Performance.....        Investment Risk and Return Summary
3.     Risk/Return Summary: Fee Table...........................        Fund Expenses
4.     Investment Objectives, Principal Investment Strategies,
       and Related Risks........................................        Investment Risk and Return Summary
5.     Management's Discussion of Fund Performance..............        Performance Tables
6.     Management, Organization, and Capital Structure..........        Management of the Fund
7.     Shareholder Information..................................        Pricing of Fund Shares; Sales Charges; Your
                                                                        Account; How to Buy Shares; How to Sell Shares;
                                                                        Things to Know When Selling Shares; Account
                                                                        Policies; Investor Services; Tax Status of Distributions
8.     Distribution Arrangements................................        Sales Charges
9.     Financial Highlights Information.........................        Financial Highlights

                                     PART B
           INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

ITEM NUMBER FORM N-1A, PART B                                           STATEMENT OF ADDITIONAL INFORMATION CAPTION
-----------------------------                                           -------------------------------------------

10.    Cover Page and Table of Contents.........................        Cover Page, Table of Contents
11.    Fund History.............................................        The Fund
12.    Description of the Fund and Its Investment Risks.........        Investment Techniques and Risks; Investment
                                                                        Restrictions
13.    Management of the Fund...................................        Management of the Trust
14.    Control Persons and Principal Holders of Securities......        Management of the Trust
15.    Investment Advisory and Other Services...................        Services of the Adviser; The Distributor;
                                                                        Distribution Plans; Other Information
16.    Brokerage Allocation and Other Practices.................        Portfolio Transactions and Brokerage
17.    Capital Stock and Other Securities......................         Other Information
18.    Purchase, Redemption, and Pricing of Shares..............        Net Asset Value; How to Buy Shares; Investor
                                                                        Account Services; How to Redeem Shares; Tax
                                                                        Sheltered Retirement Plans
19.    Taxation of the Fund.....................................        Dividends, Distributions and Taxes
20.    Underwriters.............................................        The Distributor
21.    Calculation of Performance Data..........................        Performance Information
22.    Financial Statements.....................................        Financial Statements

                                     PART C
      INFORMATION REQUIRED TO BE INCLUDED IN PART C IS SET FORTH UNDER THE APPROPRIATE ITEM, SO NUMBERED, IN PART C OF THIS REGISTRATION STATEMENT.

                                                                      Prospectus

May 1, 2003





HOLLISTER

Phoenix-Hollister
Appreciation Fund




OAKHURST(R)

Phoenix-Oakhurst
Managed Assets

Phoenix-Oakhurst
Strategy Fund









                                             Neither the Securities and Exchange
                                             Commission nor any state securities
                                             commission has approved or
                                             disapproved of these securities or
                                             determined if this prospectus is
                                             truthful or complete. Any
                                             representation to the contrary is a
                                             criminal offense.

                                             This prospectus contains important
                                             information about that you should
                                             know before investing in
                                             Phoenix-Hollister Appreciation
                                             Fund, Phoenix-Oakhurst Managed
                                             Assets and Phoenix-Oakhurst
                                             Strategy Fund. Please read it
                                             carefully and retain it or future
                                             reference.




[logo] PHOENIX
       INVESTMENT PARTNERS, LTD
       A member of The Phoenix Companies, Inc.

             PHOENIX TRUST
--------------------------------------------------------------------------------



             TABLE OF CONTENTS

             Phoenix-Hollister Appreciation Fund
                Investment Risk and Return Summary.......................     1
                Fund Expenses............................................     4
             Phoenix-Oakhurst Managed Assets
                Investment Risk and Return Summary.......................     6
                Fund Expenses............................................    10
             Phoenix-Oakhurst Strategy Fund
                Investment Risk and Return Summary.......................    12
                Fund Expenses............................................    15
             Additional Investment Techniques............................    17
             Management of the Funds.....................................    19
             Pricing of Fund Shares......................................    21
             Sales Charges...............................................    22
             Your Account................................................    25
             How to Buy Shares...........................................    26
             How to Sell Shares..........................................    27
             Things You Should Know When Selling Shares..................    27
             Account Policies............................................    29
             Investor Services...........................................    30
             Tax Status of Distributions.................................    31
             Financial Highlights........................................    32

PHOENIX-HOLLISTER APPRECIATION FUND

INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------



INVESTMENT OBJECTIVE


Phoenix-Hollister Appreciation Fund has an investment objective of increasing the value of your investment over the long term (capital appreciation) consistent with preserving capital and reducing portfolio exposure to market risk. There is no guarantee that the fund will achieve its objective.


PRINCIPAL INVESTMENT STRATEGIES


 > The fund invests primarily in common stocks of companies with smaller capitalizations (generally less than $2 billion) with both value or growth characteristics.

 > The adviser applies a security selection process that selects stocks meeting certain investment criteria relating to price, dividend yield, going concern value and debt levels. For the few hundred of the approximately 5,000 companies that survive this screening process, the adviser projects growth in earnings and dividends, earnings surprise and relative undervaluation based on dividend discount models. From this analysis, the adviser develops target prices and value ranges and selects up to 150 of the top-rated securities for purchase.


> The fund's investment strategy may result in a higher portfolio turnover rate for the fund. High portfolio turnover rates may increase costs to the fund, may negatively affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.


If the adviser believes that market conditions are not favorable to the fund's principal strategies, the fund may invest without limit in U.S. Government securities and in money market instruments. When this allocation happens, the fund may not achieve its investment objective.


Please refer to "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES


If you invest in this fund, you risk losing your investment.


GENERAL


The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.


Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than

                                           Phoenix-Hollister Appreciation Fund 1
expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

GROWTH STOCKS

Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall.

SMALL CAPITALIZATIONS

Companies with small capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

2 Phoenix-Hollister Appreciation Fund

PERFORMANCE TABLES


The bar chart and table below provide some indication of the risks of investing in the Phoenix-Hollister Appreciation Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

CALENDAR YEAR      ANNUAL RETURN (%)
    1993                 14.65
    1994                 -1.83
    1995                 24.00
    1996                 15.39
    1997                 23.83
    1998                 -0.97
    1999                 -1.80
    2000                  1.99
    2001                  3.85
    2002                -16.42

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 17.19% (quarter ending December 31, 2001) and the lowest return for a quarter was -20.56% (quarter ending September 30, 1998). Year-to-date performance through March 31, 2003 was -6.84%.

-------------------------------------------------------------------------------------------------------------------
                                                                                            SINCE INCEPTION (2)
   AVERAGE ANNUAL TOTAL RETURNS                                                          --------------------------
  (FOR THE PERIODS ENDING 12/31/02)(1)        1 YEAR         5 YEARS        10 YEARS       CLASS B         CLASS I
-------------------------------------------------------------------------------------------------------------------
  Class A
-------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                      -21.23%         -4.09%         4.93%           --              --
-------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions (3)  -21.99%         -6.61%         2.48%           --              --
-------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions      -12.31%         -3.44%         3.55%           --              --
     and Sale of Fund Shares (3)
-------------------------------------------------------------------------------------------------------------------
  Class B
-------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                      -20.18%         -3.73%          --            1.90%            --
-------------------------------------------------------------------------------------------------------------------
  Class C
-------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                      -17.05%         -3.63%         4.82%           --              --
-------------------------------------------------------------------------------------------------------------------
  Class I
-------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                      -16.25%         -2.66%          --             --             2.34%
-------------------------------------------------------------------------------------------------------------------
  S&P 500 Index (4)                           -22.10%         -0.56%         9.37%          6.39%           5.24%
-------------------------------------------------------------------------------------------------------------------
  Russell 2000 Stock Index (5)                -20.48%         -1.36%         7.16%          3.58%           3.33%

-------------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.


(2) Class B Shares since April 8, 1996 and Class I Shares since November 1,
1996.


(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(4) The S&P 500 Index is a measure of stock market total return performance. Index performance does not reflect sales charges.

(5) The Russell 2000 Index is an unmanaged, commonly used measure of small-cap stock total return performance. Index's performance does not reflect sales charges.


                                          Phoenix-Hollister Appreciation Fund  3

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                               CLASS A       CLASS B       CLASS C       CLASS I
                                                               SHARES        SHARES        SHARES       SHARES
                                                               ------        ------        ------       ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                   5.75%          None          None         None

Maximum Deferred Sales Charge (load) (as a percentage of        None(a)        5%(b)        1.25%(c)      None
the lesser of the value redeemed or the amount invested)

Maximum Sales Charge (load) Imposed on Reinvested Dividends     None           None          None         None

Redemption Fee                                                  None           None          None         None

Exchange Fee                                                    None           None          None         None
                                                          --------------------------------------------------------

                                                               CLASS A       CLASS B       CLASS C       CLASS I
                                                               SHARES        SHARES        SHARES       SHARES
                                                               ------        ------        ------       ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                 1.00%         1.00%         1.00%         1.00%

Distribution and Service (12b-1) Fees(d)                        0.30%         1.00%         1.00%         None


Other Expenses                                                  0.47%         0.47%         0.47%         0.47%
                                                               ------        ------        ------        ------

TOTAL ANNUAL FUND OPERATING EXPENSES                            1.77%         2.47%         2.47%         1.47%
                                                               ======        ======        ======        ======



(a) A 1% CDSC is imposed on redemptions within 12 months of purchases of $1 million or more originally purchased without an initial sales charge as described under "Class A Shares--Reduced Initial Sales Charges" in the Statement of Additional Information.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 3% during the third and fourth years and to 0% after the sixth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after seven years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


4  Phoenix-Hollister Appreciation Fund

---------------------------------------------------------------------------
   CLASS               1 YEAR        3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------------

   Class A              $745         $1,100         $1,479        $2,539
---------------------------------------------------------------------------
   Class B              $650         $1,070         $1,416        $2,553
---------------------------------------------------------------------------
   Class C              $375          $770          $1,316        $2,806
---------------------------------------------------------------------------
   Class I              $150          $465            $803        $1,757

---------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:
---------------------------------------------------------------------------
   CLASS               1 YEAR        3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------------

   Class B              $250          $770          $1,316        $2,553
---------------------------------------------------------------------------
   Class C              $250          $770          $1,316        $2,806

---------------------------------------------------------------------------




                                          Phoenix-Hollister Appreciation Fund  5

PHOENIX-OAKHURST MANAGED ASSETS

INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE


Phoenix-Oakhurst Managed Assets has an investment objective of increasing your investment from capital appreciation, dividends and interest consistent with preserving capital and reducing portfolio exposure to market risk. There is no guarantee that the fund will achieve its objective. The fund's objective may be changed without shareholder approval.



PRINCIPAL INVESTMENT STRATEGIES


> The fund allocates its assets among domestic and foreign stocks, bonds, short-term instruments, currencies and currency-related investments.


> Stocks are selected using quantitative analysis of growth indicators such as earnings, sales and cash flow; value indicators such as price to earnings and miscellaneous indicators such as price momentum. Stocks maybe of any capitalization and may be of either foreign or U.S. issuers. Generally, up to 200 U.S. stocks are selected from among 1,500 stocks that the adviser believes to be comparable in market capitalization and liquidity to stocks in the Standard & Poor's 500 Index (S&P 500 Index). As of March 31, 2003 the capitalization range for the S&P 500 Index was approximately $184.7 million to $259.1 billion. The adviser attempts to select foreign stocks that, in the aggregate, are expected to perform similarly to the major stock market indices of a particular country.

> The fund may invest in foreign and domestic bonds of any maturity which are rated at the time of investment "A" or higher by Moody's Investors Service, Inc. or Standard & Poor's Corporation, or if unrated, are judged to be of comparable quality by the adviser. Securities are selected using a sector rotation approach. The adviser seeks to adjust the proportion of fund investments in various fixed income sectors (such as municipals, corporates and asset-backeds) and the selections within sectors to obtain higher relative returns. The adviser selects those sectors that it believes offer attractive values. Securities within sectors are selected based on general economic and financial conditions and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the adviser believes offer the best potential for total return based on risk-to-reward tradeoff. The primary consideration in selecting bonds is managing risk related to changes in interest rate levels. One key factor used by the adviser to measure risk is duration. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity, the greater the duration and therefore the greater effect interest rate changes have on the price of the security. The fund also alters its mix of short-, medium- and long-term holdings based


6  Phoenix-Oakhurst Managed Assets
         on market outlook to attempt to minimize interest rate risk. The fund may continue to hold securities whose credit quality falls below investment grade.

> Forward currency exchange contracts, options and futures related to foreign currencies, and securities indexed to foreign currencies may be included in the fund's portfolio to take advantage of currency fluctuations. Currency exchange contracts are agreements to exchange one currency for another at a set rate on a future date. They may be used to lock in an exchange rate for purchases of securities denominated in foreign currencies.

> The fund may invest in foreign securities that are not publicly traded in the United States. Since foreign countries may offer potentially more growth than the U.S. as new markets or industries open, the fund may attempt to cash in on such growth.


> The fund's investment strategy may result in a higher portfolio turnover rate for the fund. High portfolio turnover rates may increase costs to the fund, may negatively affect fund performance and may increase capital gain distributions, resulting in greater tax liability to you.


Temporary Defensive Strategy: When declines in the indices occur, or when attempting to reduce fluctuations in net asset value, the adviser may reduce market exposure by gradually selling securities and buying money market instruments or by selling stock index or Treasury futures. Money market instruments may include commercial paper, short-term corporate obligations, bank deposits (including time deposits with a maturity of less than one year) and other financial institution obligations. When this happens, the fund may not achieve its investment objective.

Please refer to "Additional Investment Techniques" for other investment techniques of the fund.


RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES


If you invest in this fund, you risk losing your investment.



GENERAL


The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.


Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease. Likewise, if interest rates rise, generally the value of fixed income investments will fall, which will also result in the decrease of share values.

In addition, if the adviser misjudges the return potential of securities, or the ability of issuers to make scheduled principal and interest payments, the fund's returns may be lower than prevailing returns and the fund's income available for distribution may be less than other funds of this type.


                                              Phoenix-Oakhurst Managed Assets  7

CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower a security's credit rating, the greater the chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.



GROWTH STOCKS

Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall.


INTEREST RATE RISK

Interest rate trends can have an affect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.


LONG-TERM MATURITIES

Fixed-income securities with longer maturities may be subject to greater price fluctuations due to interest rate, tax law and general market changes.


SMALL CAPITALIZATIONS

Companies with small capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


8  Phoenix-Oakhurst Managed Assets

Performance Tables

The bar chart and table below provide some indication of the risks of investing in Phoenix-Oakhurst Managed Assets. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare to those of two broad-based securities market indices and a "balanced" benchmark. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

CALENDAR YEAR      ANNUAL RETURN (%)
    1994                 -2.93
    1995                 16.26
    1996                  9.80
    1997                 15.47
    1998                 14.87
    1999                  8.81
    2000                 -2.22
    2001                 -7.78
    2002                 -6.53

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 9.59% (quarter ending March 31, 1998) and the lowest return for a quarter was -8.30% (quarter ending September 30, 2001). Year-to-date performance through March 31, 2003 was
-1.56%.

---------------------------------------------------------------------------------------------------------------------
                                                                                      SINCE INCEPTION (2)
  AVERAGE ANNUAL TOTAL RETURNS                                       ------------------------------------------------
  (FOR THE PERIODS ENDING 12/31/02)(1)         1 YEAR      5 YEARS     CLASS A    CLASS B     CLASS C     CLASS I
---------------------------------------------------------------------------------------------------------------------
  Class A
---------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                      -11.90%      -0.14%       4.80%       --          --          --
---------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions (3)  -12.41%      -1.73%       2.62%       --          --          --
---------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions       -7.30%      -0.30%       3.15%       --          --          --
     and Sale of Fund Shares (3)
---------------------------------------------------------------------------------------------------------------------
  Class B
---------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                      -10.97%       0.16%        --        3.62%        --          --
---------------------------------------------------------------------------------------------------------------------
  Class C
---------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                       -7.32%       0.31%        --         --         4.68%        --
---------------------------------------------------------------------------------------------------------------------
  Class I
---------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                       -6.32%       1.32%        --         --          --         4.15%
---------------------------------------------------------------------------------------------------------------------
  S&P 500 Index (4)                           -22.10%      -0.56%       9.15%      6.39%       9.15%       5.24%
---------------------------------------------------------------------------------------------------------------------
  Lehman Brothers Aggregate Bond Index (5)     10.26%       7.55%       7.34%      8.04%       7.34%       7.82%
---------------------------------------------------------------------------------------------------------------------
  Balanced Benchmark (6)                       -9.82%       3.12%       8.75%      7.50%       8.75%       6.75%

---------------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(2) Class A Shares since February 8, 1993, Class B Shares since April 8, 1996, Class C Shares since February 8, 1993, and Class I Shares since November 1, 1996.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(4) The S&P 500 Index is a measure of stock market total return performance. Index performance does not reflect sales charges.

(5) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance. Index performance does not reflect sales charges.

(6) The Balanced Benchmark is a composite index made up of 60% of the S&P 500 Index and 40% of the Lehman Brothers Aggregate Bond Index. Index performance does not reflect sales charges.



                                              Phoenix-Oakhurst Managed Assets  9

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.


                                                             CLASS A       CLASS B       CLASS C       CLASS I
                                                              SHARES        SHARES        SHARES        SHARES
                                                              ------        ------        ------        ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                 5.75%          None          None          None

Maximum Deferred Sales Charge (load) (as a percentage of      None(b)        5%(c)         1.25%(d)      None

the lesser of the value redeemed or the amount invested)

Maximum Sales Charge (load) Imposed on Reinvested Dividends   None           None          None          None

Redemption Fee                                                None           None          None          None

Exchange Fee                                                  None           None          None          None
                                                         ---------------------------------------------------------

                                                             CLASS A       CLASS B        CLASS C       CLASS I
                                                              SHARES        SHARES         SHARES        SHARES
                                                              ------        ------         ------        ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)


Management Fees(a)                                            1.00%          1.00%         1.00%         1.00%

Distribution and Service (12b-1) Fees(e)                      0.30%          1.00%         1.00%         None

Other Expenses                                                0.31%          0.31%         0.31%         0.31%
                                                             ------         ------        ------        ------

TOTAL ANNUAL FUND OPERATING EXPENSES                          1.61%          2.31%         2.31%         1.31%
                                                             ======         ======        ======        ======

-------------------------

(a) Effective January 1, 2003, the fund's investment adviser has voluntarily agreed to waive a portion of its investment management fee so that the annual rate paid by the fund will be 0.75% after such waiver.

(b) A 1% CDSC is imposed on redemptions within 12 months of purchases of $1 million or more originally purchased without an initial sales charge as described under "Class A Shares--Reduced Initial Sales Charges" in the Statement of Additional Information.

(c) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 3% during the third and fourth years and to 0% after the sixth year.

(d) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(e) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").



EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after seven years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


10 Phoenix-Oakhurst Managed Assets

--------------------------------------------------------------------------------
   CLASS               1 YEAR        3 YEARS       5 YEARS        10 YEARS
--------------------------------------------------------------------------------

   Class A              $729         $1,054         $1,401         $2,376
--------------------------------------------------------------------------------
   Class B              $634         $1,021         $1,335         $2,389
--------------------------------------------------------------------------------
   Class C              $359          $721          $1,235         $2,646
--------------------------------------------------------------------------------
   Class I              $133          $415           $718          $1,579

--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS               1 YEAR        3 YEARS       5 YEARS        10 YEARS
--------------------------------------------------------------------------------

   Class B              $234          $721          $1,235         $2,389
--------------------------------------------------------------------------------
   Class C              $234          $721          $1,235         $2,646
--------------------------------------------------------------------------------


Note: Your actual expenses may be lower than those shown in the table above since the expense levels used to calculate the figures shown do not include the reduction of fees and/or the reimbursement of expenses over a certain level by the fund's investment adviser. Refer to the section "Management of the Funds" for information about expense reimbursement.





                                             Phoenix-Oakhurst Managed Assets  11

PHOENIX-OAKHURST STRATEGY FUND

INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------



INVESTMENT OBJECTIVE


Phoenix-Oakhurst Strategy Fund has an investment objective of increasing the value of your investment over the long term (capital appreciation) consistent with preserving capital and reducing portfolio exposure to market risk. There is no guarantee that the fund will achieve its objective.


PRINCIPAL INVESTMENT STRATEGIES


> The fund's adviser uses a quantitative value strategy that selects equity securities based on value criteria such as price to earnings, sales and cash flows and growth criteria such as earnings per share. The strategy emphasizes securities of companies relatively undervalued to the market in general and with improving fundamentals. The adviser intends to invest nearly all of the fund's assets in common stocks and other equity securities, rather than holding significant amounts of cash and short-term instruments.

> Generally, up to 200 stocks are selected from the 1,500 most liquid stocks that the adviser considers to be comparable to the stocks included in the S&P 500 Index.

> The fund's investment strategy may result in a higher portfolio turnover rate for the fund. High portfolio turnover rates may increase costs to the fund, may negatively affect fund performance and may increase capital gain distributions, resulting in greater tax liability to you.


Temporary Defensive Strategy: When attempting to reduce fluctuations in net asset value, the adviser may reduce market exposure by gradually selling securities and buying money market instruments or by selling stock index or Treasury futures. Money market instruments may include commercial paper, short-term corporate obligations, bank deposits (including time deposits with a maturity of less than one year) and other financial institution obligations. When this happens, the fund may not achieve its investment objective.

Please refer to "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES


If you invest in this fund, you risk losing your investment.


GENERAL


The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.



12 Phoenix-Oakhurst Strategy Fund

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

GROWTH STOCKS

Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall.


                                               Phoenix-Oakhurst Strategy Fund 13

PERFORMANCE TABLES


The bar chart and table below provide some indication of the risks of investing in the Phoenix-Oakhurst Strategy Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.



[GRAPHIC OMITTED]

CALENDAR YEAR      ANNUAL RETURN (%)
    1993                 14.97
    1994                  1.14
    1995                 25.11
    1996                 13.00
    1997                 18.07
    1998                 -1.88
    1999                  2.63
    2000                 -3.90
    2001                -14.72
    2002                -21.67

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 13.13% (quarter ending December 31, 1998) and the lowest return for a quarter was -19.92% (quarter ending September 30, 1998). Year-to-date performance through March 31, 2003 was -3.99.

------------------------------------------------------------------------------------------------------------------
                                                                                              SINCE  INCEPTION (2)
   AVERAGE ANNUAL TOTAL RETURNS                                                               --------------------
  (FOR THE PERIODS ENDING 12/31/02) (1)                1 YEAR         5 YEARS        10 YEARS       CLASS B
------------------------------------------------------------------------------------------------------------------
  Class A
------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                               -26.17%         -9.44%          1.69%            --
------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distribution (3)            -26.17%        -11.31%         -1.15%            --
------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions and           -16.07%         -7.21%          0.67%            --
     Sale of Fund Shares (3)
------------------------------------------------------------------------------------------------------------------
  Class B
------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                               -25.33%         -9.14%           --            -3.45%
------------------------------------------------------------------------------------------------------------------
  Class C
------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                               -22.16%         -8.99%          1.59%            --
------------------------------------------------------------------------------------------------------------------
   S&P 500 Index (4)                                   -22.10%         -0.56%          9.37%           6.39%
------------------------------------------------------------------------------------------------------------------


(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.


(2) Since April 8, 1996.


(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(4) The S&P 500 Index is a measure of stock market total return performance. Index performance does not reflect sales charges.

As of December 31, 2002, there were no Class I Shares outstanding; therefore, performance information is not available. Class I Shares are available for investment by qualified investors.



14 Phoenix-Oakhurst Strategy Fund

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                            CLASS A       CLASS B       CLASS C       CLASS I
                                                             SHARES        SHARES        SHARES        SHARES
                                                             ------        ------        ------        ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                5.75%          None          None          None

Maximum Deferred Sales Charge (load) (as a percentage of    None(a)        5%(b)        1.25%(c)        None
the lesser of the value redeemed or the amount invested)

Maximum Sales Charge (load) Imposed on Reinvested                                                       None
Dividends                                                     None          None          None

Redemption Fee                                                None          None          None          None

Exchange Fee                                                  None          None          None          None
                                                         ---------------------------------------------------------

                                                            CLASS A       CLASS B       CLASS C       CLASS I
                                                             SHARES        SHARES        SHARES        SHARES
                                                             ------        ------        ------        ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                               0.75%        0.75%         0.75%         0.75%

Distribution and Service (12b-1) Fees(d)                      0.30%        1.00%         1.00%          None


Other Expenses                                                0.46%        0.46%         0.46%         0.46%
                                                              -----        -----         -----         -----

TOTAL ANNUAL FUND OPERATING EXPENSES                          1.51%        2.21%         2.21%         1.21%
                                                              =====        =====         =====         =====



(a) A 1% CDSC is imposed on redemptions within 12 months of purchases of $1 million or more originally purchased without an initial sales charge as described under "Class A Shares--Reduced Initial Sales Charges" in the Statement of Additional Information.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 3% during the third and fourth years and to 0% after the sixth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after seven years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                              Phoenix-Oakhurst Strategy Fund  15

------------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
------------------------------------------------------------------------------------------------------------------

   Class A                      $720                 $1,025                 $1,351                $2,273
------------------------------------------------------------------------------------------------------------------
   Class B                      $624                  $991                  $1,285                $2,285
------------------------------------------------------------------------------------------------------------------
   Class C                      $349                  $691                  $1,185                $2,544
------------------------------------------------------------------------------------------------------------------
   Class I                      $123                  $384                   $665                 $1,466

------------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

------------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
------------------------------------------------------------------------------------------------------------------

   Class B                      $224                  $691                  $1,185                $2,285
------------------------------------------------------------------------------------------------------------------
   Class C                      $224                  $691                  $1,185                $2,544

------------------------------------------------------------------------------------------------------------------










16  Phoenix-Oakhurst Strategy Fund

ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

ADDITIONAL INVESTMENT TECHNIQUES


In addition to the Principal Investment Strategies and Risks, the Phoenix-Hollister Appreciation Fund ("Appreciation Fund"), Phoenix-Oakhurst Managed Assets ("Managed Assets") and Phoenix-Oakhurst Strategy Fund ("Strategy Fund") may engage in the following non-principal investment techniques as indicated:


BORROWING


The funds may obtain fixed interest rate loans and invest the loan proceeds in other assets. If the securities purchased with such borrowed money decrease in value or do not increase enough to cover interest and other borrowing costs, the funds will suffer greater losses than if no borrowing took place.


COLLATERALIZED MORTGAGE OBLIGATIONS


The funds may invest in collateralized mortgage obligations (CMOs). Early payoffs on the underlying loans may result in the fund receiving less income than originally anticipated. The variability in prepayments tends to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest the proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred.


DERIVATIVES


The funds may buy and write call and put options on securities, securities indices, and foreign currencies, and may enter into futures contracts and related options. Managed Assets may also enter into swap agreements relating to interest rates, foreign currencies, and securities indices and forward foreign currency contracts. The funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates, changes in securities prices or other factors affecting the value of their investments, or as part of their overall investment technique. If the subadviser fails to correctly predict these changes, the funds can lose money. Derivatives transactions may be less liquid than other securities and the counterparty to such transaction may not perform as expected. In addition, futures and options involve market risk in excess of their value.


FOREIGN SECURITIES


The Appreciation Fund and Managed Assets may invest in securities of foreign (non-U.S.) issuers, including foreign debt securities and American Depository Receipts (ADRs).


Investments in non-U.S. securities involve additional risks and conditions, including differences in accounting standards, generally higher commission rates, differences in transaction settlement systems, political instability, and the possibility of confiscatory or


                                                               Phoenix Trust  17
expropriation taxes, all of which may negatively impact the funds. Dividends and other income payable on foreign securities may also be subject to foreign taxes.


Some foreign investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. In addition, foreign markets and currencies may not perform as well as U.S. markets.


Risks associated with foreign investments may be intensified in emerging market countries, and such countries and companies doing business in such countries may not have the same range of opportunities and have more obstacles to financial success than their counterparts in developed nations.

ILLIQUID SECURITIES


The funds may invest in illiquid securities. Illiquid and restricted securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to the fund or entail expenses not normally associated with the sale of a security.


MONEY MARKET INSTRUMENTS

The funds may invest in short-term high-quality debt securities to reduce exposure to stock and bond markets and to reduce fluctuations in a fund's net asset value. Money market securities include short-term U.S. Government securities, commercial paper, other short-term corporate obligations, bank deposits and other financial institution obligations.

MUTUAL FUND INVESTING

The funds may invest in shares of other mutual funds. Assets invested in other mutual funds incur a layering of expenses including operating costs, advisory fees and administrative fees that you, as a shareholder in the funds, indirectly bear.

REPURCHASE AGREEMENTS

The funds may invest in repurchase agreements. Default or insolvency of the other party presents a risk to the funds.

SECURITIES LENDING


The funds may loan portfolio securities to increase investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses.


SELLING SHORT


The funds may sell a security or future short. In order to establish a short position in a security, the fund must first borrow the security from a broker or other institution to complete the sale. The fund may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the fund replaces the security, the fund may experience losses. The fund's loss on a short sale is limited only by the maximum attainable


18 Phoenix Trust
price of the security (which could be limitless) less the price the fund paid for the security at the time it was borrowed.


U.S. GOVERNMENT SECURITIES


The Appreciation Fund may invest in U.S. Government securities with maturities of five years or less. Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid. The entities do not guarantee that the value of portfolio shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.


WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS

The funds may purchase a bond or stock with delivery of the security and payment deferred to a future date. The value of the security on settlement date may be more or less than the price paid as a result of changes in interest rates and market conditions. If the value on settlement date is less, the value of your shares may decline.

The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the funds.


MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

THE ADVISERS


Phoenix/Zweig Advisers LLC ("Phoenix/Zweig" or the "Adviser") is the investment adviser to each of the funds and is located at 900 Third Avenue, New York, NY 10022. As of March 31, 2003, Phoenix/Zweig was managing three funds with net assets of approximately $478 million and acting as adviser to two closed-end funds with $909 million in assets. Phoenix/Zweig has been managing funds since 1989.

Phoenix/Zweig is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"), located at 56 Prospect St., Hartford, CT 06115. PXP is the wholly-owned investment management subsidiary of The Phoenix Companies, Inc., and has served investors for over 70 years. As of March 31, 2003, PXP had over $52.9 billion in assets under management.

Subject to the direction of the Trust's Board of Trustees, Phoenix/Zweig is responsible for managing the funds' investment program and the day-to-day management of the funds' portfolios. Phoenix/Zweig manages the funds' assets to conform with the investment policies as described in this prospectus. Each fund pays Phoenix/Zweig a monthly investment management fee that is accrued daily against the value of that fund's net assets at the following annual rates:



                                                               Phoenix Trust  19


----------------------------------------------------------------------------------------------------------------
                                 Appreciation Fund             Managed Assets              Strategy Fund
----------------------------------------------------------------------------------------------------------------
   Management Fee                      1.00%                       1.00%                       0.75%
----------------------------------------------------------------------------------------------------------------

Effective January 1, 2003, the Adviser has voluntarily agreed to waive a portion of Managed Assets' investment management fee so that the annual rate paid by the fund will be 0.75% after such waiver.

During the funds' last fiscal year, the funds paid management fees in the amount of $1,082,984 for the Appreciation Fund; in the amount of $2,079,657 for Managed Assets; and in the amount of $947,445 for the Strategy Fund.


PORTFOLIO MANAGEMENT


The individual portfolio managers named below are primarily responsible for the day-to-day management of each fund's portfolio:

      Appreciation Fund: Christian C. Bertelsen serves as Senior Portfolio Manager and John LaForge, II serves as Portfolio Manager.

      Managed Assets: Investment and trading decisions for the fund are made by a team of equity investment professionals and a team of fixed income investment professionals. Steve Colton is the leader of the equity team and Dong Zhang is a member of that team. David Albrycht is the leader of the fixed income team.

      Strategy Fund: Steven L. Colton serves as Portfolio Manager of the fund and Dong Zhang serves as a member of the team that manages the fund.

David Albrycht is the leader of the fixed income team for Managed Assets. Mr. Albrycht is Senior Vice President of the Adviser and has served as Managing Director, Fixed Income, of Phoenix Investment Counsel, Inc. ("Phoenix") since 1995. He also serves as Portfolio Manager of Phoenix-Goodwin Multi-Sector Fixed Income Fund and Phoenix-Goodwin Multi-Sector Short Term Bond Fund and as the fixed income team leader of Phoenix-Oakhurst Income & Growth Fund and Phoenix-Oakhurst Strategic Allocation Fund. He has held various investment management positions with Phoenix Life Insurance Company, an affiliate of the Adviser and of Phoenix, from 1989 through 1995. He earned the right to use the Chartered Financial Analyst designation in 1991.

Christian C. Bertelsen serves as Senior Portfolio Manager of the Appreciation Fund. Mr. Bertelsen also serves as Senior Portfolio Manager of the Phoenix-Hollister Small Cap Value Fund and Phoenix-Hollister Value Equity Fund, co-manages the domestic portion of the Phoenix-Aberdeen Worldwide Opportunities Fund and provides portfolio management to the Aberdeen Prolific American Opportunities Trust. He joined Phoenix in July 1997. Previously, from 1996 to 1997, he was employed by Dreman Value Advisors where he served as Chief Investment Officer and Portfolio Manager of the Kemper-Dreman Contrarian and Small Cap Value Funds. From 1993 to 1996, he was a Senior Vice President of Eagle Asset Management where he managed private and institutional assets, as well as the Heritage Value Equity Fund.


20  Phoenix Trust

Steve Colton is the leader of the equity team for Managed Assets and Portfolio Manager for the Strategy Fund. Mr. Colton is Senior Vice President of the Adviser and joined Phoenix Investment Counsel, Inc. as Managing Director, Value Equities in 1997. He also serves as Portfolio Manager for Phoenix-Oakhurst Growth & Income Fund and as equity team leader for the Phoenix-Oakhurst Income & Growth Fund. Mr. Colton was an investment professional with American Century Companies from 1987 through 1997, where he served as Portfolio Manager for the America Century Income & Growth Fund ("ACIGF") from its inception in December 1990 through May 1997. He is a graduate of the University of California, San Diego and Stanford University.

John LaForge, II serves as Portfolio Manager of the Fund and as such, along with Christian C. Bertelsen, is primarily responsible for the day-to-day management of the fund's investments. Mr. LaForge also co-manages the Phoenix-Hollister Small Cap Value Fund and Phoenix-Hollister Value Equity Fund, the domestic portion of the Phoenix-Aberdeen Worldwide Opportunities Fund and provides portfolio management to the Aberdeen Prolific American Opportunities Trust. He joined Phoenix in September 1997. His previous investment experience includes portfolio management, syndicate, and sales positions with Raymond James & Associates, Inc. from 1993 to 1997.

Dong Zhang serves as a member of the equity team that manages Managed Assets and the Strategy Fund. Mr. Zhang also serves on the team that manages the Phoenix-Oakhurst Growth & Income Fund. He joined Phoenix in 1997. Previously, he was a Portfolio Manager with American Century Companies from 1993 to 1997, where he was a member of the portfolio management team for ACIGF from June 1996 through June 1997. He received his Ph.D. in Physics from Stanford University.



PRICING OF FUND SHARES
--------------------------------------------------------------------------------

HOW IS THE SHARE PRICE DETERMINED?

Each fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, each fund calculates net asset value by:

         o adding the values of all securities and other assets of the fund,

         o subtracting liabilities, and

         o dividing the result by the total number of outstanding shares of the fund.


Asset Value: Each fund's investments are valued at market value. If market quotations are not available, a fund determines a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign forward currency contracts are valued using forward currency exchange rates supplied by a quotation service. Short-term investments having a


                                                                Phoenix Trust 21
remaining maturity of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value.

Liabilities: Class specific expenses, distribution fees, service fees and other liabilities that are deducted from the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class' net assets, except where an alternative allocation can be more fairly made.

Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of a fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class' net asset value per share.


The net asset value per share of each class of each fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). The funds will not calculate their net asset values on days when the NYSE is closed for trading. If the funds hold securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset value of the funds' shares may change on days when shareholders will not be able to purchase or redeem the funds' shares.


AT WHAT PRICE ARE SHARES PURCHASED?


All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.



SALES CHARGES
--------------------------------------------------------------------------------

WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?


Each fund presently offers four classes of shares. Each class of shares has different sales and distribution charges. See "Fund Expenses" previously in this prospectus. For certain classes of shares, the Trust has adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders.


WHAT ARRANGEMENT IS BEST FOR YOU?

The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to


22 Phoenix Trust
reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of the fund's assets on an ongoing basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges.


CLASS A SHARES. If you purchase Class A Shares, you will pay a maximum sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions. See "Initial Sales Charge Alternative--Class A Shares" below. Generally, Class A Shares are not subject to any charges by the fund when redeemed; however, a 1% CDSC is imposed on redemptions within the first 12 months on purchases of $1 million or more if originally purchased without an initial sales charge. Class A Shares have lower distribution and service fees (0.30%) and pay higher dividends than Class B Shares or Class C Shares.

CLASS B SHARES. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first six years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. See "Deferred Sales Charge Alternative--Class B Shares and Class C Shares" below. This charge declines to 0% over a period of six years and may be waived under certain conditions. Class B Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares seven years after purchase. Purchases of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The distributor may decline purchases in such situations.

CLASS C SHARES. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a sales charge of 1.25%. Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund.


CLASS I SHARES. Class I Shares are offered primarily to persons subject to the adviser's Code of Ethics relating to personal securities transactions and to tax-exempt retirement plans specifically affiliated with the adviser, as well as certain institutional investors. If you are eligible to purchase and do purchase Class I Shares, you will pay no sales charge at any time. There are no distribution and services fees applicable to Class I Shares. Class I Shares are not available in all states. Please refer to "Alternative Purchase Arrangements" in the Statement of Additional Information to see if you qualify.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. See "Class A Shares--Reduced Initial Sales Charges:

                                                               Phoenix Trust  23

Combination Purchase Privilege" in the Statement of Additional Information. Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund's distributor (Phoenix Equity Planning Corporation or "PEPCO").

SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

                                                            SALES CHARGE AS
                                                            A PERCENTAGE OF
                                             ---------------------------------------------
AMOUNT OF                                                                         NET
TRANSACTION                                     OFFERING                         AMOUNT

AT OFFERING PRICE                                PRICE                          INVESTED

------------------------------------------------------------------------------------------
Under $50,000                                     5.75%                           6.10%
$50,000 but under $100,000                        4.75                            4.99
$100,000 but under $250,000                       3.75                            3.90
$250,000 but under $500,000                       2.75                            2.83
$500,000 but under $1,000,000                     2.00                            2.04
$1,000,000 or more                                None                            None


DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES AND CLASS C SHARES

Class B Shares and Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.


DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES

YEAR                1              2              3              4               5              6            7
------------------------------------------------------------------------------------------------------------------
CDSC                5%             4%             3%             3%              2%             1%           0%

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES

YEAR                1                 2+
------------------------------------------------------------------------------------------------------------------
CDSC                1.25%             0%

24  Phoenix Trust

YOUR ACCOUNT
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.


The funds have established the following preferred methods of payment for fund shares:


       o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

       o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or


       o Wire transfers or Automated Clearing House (ACH) transfers from an account in the name of the investor, or the investor's company or employer.


Payment in other forms may be accepted at the discretion of the funds.

STEP 1.

Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:

       o $25 for individual retirement accounts (IRAs), or accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program (see below for more information on the Investo-Matic program).

       o There is no initial dollar requirement for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

       o $500 for all other accounts.

Minimum ADDITIONAL investments:

       o $25 for any account.

       o There is no minimum for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.

The funds reserve the right to refuse a purchase order for any reason.


                                                               Phoenix Trust  25

STEP 2.

Your second choice will be what class of shares to buy. The funds offer Class A Shares, Class B Shares and Class C Shares for individual investors, as well as Class I Shares to qualified investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

STEP 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

       o Receive both dividends and capital gain distributions in additional shares;

       o Receive dividends in additional shares and capital gain distributions in cash;

       o Receive dividends in cash and capital gain distributions in additional shares; or

       o Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.


HOW TO BUY SHARES
--------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------
                                     TO OPEN AN ACCOUNT
 ----------------------------------- ----------------------------------------------------------------------------
 Through a financial advisor         Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
 ----------------------------------- ----------------------------------------------------------------------------
 Through the mail                    Complete a New Account Application and send it with a check payable to the fund. Mail them to: State Street Bank, Attn: Phoenix Funds,
                                     P.O. Box 8301, Boston, MA 02266-8301.
 ----------------------------------- ----------------------------------------------------------------------------
 Through express delivery            Complete a New Account Application and send it with a check payable to the fund. Send them to: Boston Financial Data Services, Attn: Phoenix Funds,
                                     66 Brooks Drive, Braintree, MA 02184.
 ----------------------------------- ----------------------------------------------------------------------------
 By Federal Funds wire               Call us at (800) 243-1574 (press 1, then 0).
 ----------------------------------- ----------------------------------------------------------------------------
 By Investo-Matic                    Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: State Street Bank,
                                     P.O. Box 8301, Boston, MA 02266-8301.
 ----------------------------------- ----------------------------------------------------------------------------
 By telephone exchange               Call us at (800) 243-1574 (press 1, then 0).
 ----------------------------------------------------------------------------------------------------------------


26  Phoenix Trust

HOW TO SELL SHARES
--------------------------------------------------------------------------------

You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds' Transfer Agent or an authorized agent. In the case of a Class B Share or Class C Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

------------------------------------------------------------------------------------------------------------------
                                     TO SELL SHARES
------------------------------------ -----------------------------------------------------------------------------
Through a financial advisor          Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
------------------------------------ -----------------------------------------------------------------------------
Through the mail                     Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, Attn: Phoenix Funds, P.O. Box
                                     8301, Boston, MA 02266-8301. Be sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.
------------------------------------ -----------------------------------------------------------------------------
Through express delivery             Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn: Phoenix
                                     Funds, 66 Brooks Drive, Braintree, MA 02184. Be sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.
------------------------------------ -----------------------------------------------------------------------------
By telephone                         For sales up to $50,000, requests can be made by calling (800) 243-1574.
------------------------------------ -----------------------------------------------------------------------------

By telephone exchange                Call us at (800) 243-1574 (press 1, then 0).

------------------------------------------------------------------------------------------------------------------


THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------


You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the fund. Each fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by



                                                               Phoenix Trust  27
the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds' Transfer Agent at (800) 243-1574.

REDEMPTIONS BY MAIL

> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors
         Act:


         Send a clear letter of instruction if all of these apply:

         o The proceeds do not exceed $50,000.

         o The proceeds are payable to the registered owner at the address on record.

         Send a clear letter of instruction with a signature guarantee when any of these apply:

         o You are selling more than $50,000 worth of shares.

         o The name or address on the account has changed within the last 30 days.

         o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the funds' Transfer Agent at (800) 243-1574.

If required, the signature guarantee on your request must be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.


28  Phoenix trust

      ee

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ACCOUNT REINSTATEMENT PRIVILEGE


For 180 days after you have made a partial or complete redemption of your Class A Shares, Class B Shares, or Class C Shares, you may purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.


Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B and Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

REDEMPTION OF SMALL ACCOUNTS

Due to the high cost of maintaining small accounts, if your account balance falls below $200 due to your redemption activity, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.


DISTRIBUTIONS OF SMALL AMOUNTS AND UNCASHED CHECKS

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the fund with regard to uncashed distribution checks, your distribution options will automatically be converted to having all distributions reinvested in additional shares.


EXCHANGE PRIVILEGES


You should carefully read the prospectus of the fund into which you want to exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-1574 or accessing our Web site at PhoenixInvestments.com.

       o You may exchange shares of one fund for the same class of shares of another fund; e.g., Class A Shares for Class A Shares. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.


       o Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

       o The amount of the exchange must be equal to or greater than the minimum initial investment required.


                                                               Phoenix Trust  29

       o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

       o Because excessive trading can hurt fund performance and harm other shareholders, the fund reserves the right to temporarily or permanently end exchange privileges or reject an order from anyone who appears to be attempting to time the market, including investors who request more than one exchange in any 30-day period. The fund's distributor has entered into agreements with certain timing firms permitting them to exchange by telephone. These privileges are limited, and the funds' distributor has the right to reject or suspend them.


RETIREMENT PLANS

Shares of the fund may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call (800) 243-4361.


INVESTOR SERVICES
--------------------------------------------------------------------------------

INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Automatic Investment Plan section on the application and include a voided check.


SYSTEMATIC EXCHANGE allows you to automatically move money from one fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the Telephone Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through the ACH to your bank. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000 and elect to have all dividends reinvested.



30  Phoenix Trust

TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------

The funds plan to make distributions from net investment income at intervals stated in the table below and to distribute net realized capital gains, if any, at least annually.

------------------------------------------------------------------------------------------------------------------
   FUND                                                                    DIVIDEND PAID
------------------------------------------------------------------------------------------------------------------
   Appreciation Fund                                                          Annually
------------------------------------------------------------------------------------------------------------------

   Managed Assets                                                           Semiannually

------------------------------------------------------------------------------------------------------------------
   Strategy Fund                                                            Semiannually
------------------------------------------------------------------------------------------------------------------

Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

                                                               Phoenix Trust  31

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


These tables are intended to help you understand the funds' financial performance for the past five years or since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by the funds' independent accountants, PricewaterhouseCoopers LLP. Their report, together with the funds' financial statements, are included in the funds' most recent Annual Report, which is available upon request.

PHOENIX-HOLLISTER APPRECIATION FUND

                                                                   CLASS A
                                       ----------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                           2002         2001         2000         1999        1998
                                           ----         ----         ----         ----        ----
Net asset value, beginning of period      $10.84       $10.45       $11.99       $16.21      $18.27
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)            (0.07)(2)    (0.06)(2)     0.12(2)      0.11(2)     0.07
   Net realized and unrealized gain
     (loss)                                (1.71)        0.46         0.05        (0.51)      (0.32)
                                          ------       ------       ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS      (1.78)        0.40         0.17        (0.40)      (0.25)
                                          ------       ------       ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income       --        (0.01)       (0.11)       (0.12)      (0.07)
   Distributions from net realized gains   (0.44)          --        (1.60)       (3.70)      (1.74)
                                          ------       ------       ------       ------      ------
     TOTAL DISTRIBUTIONS                   (0.44)       (0.01)       (1.71)       (3.82)      (1.81)
                                          ------       ------       ------       ------      ------
Change in net asset value                  (2.22)        0.39        (1.54)       (4.22)      (2.06)
                                          ------       ------       ------       ------      ------
NET ASSET VALUE, END OF PERIOD            $ 8.62       $10.84       $10.45       $11.99      $16.21
                                          ======       ======       ======       ======      ======
Total return(1)                           (16.42)%       3.85%        1.99%       (1.80)%     (0.97)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)    $51,179      $70,384      $80,690     $126,461    $240,900
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                       1.77%        1.78%        1.72%        1.58%       1.52%
   Net investment income (loss)            (0.65)%      (0.56)%       0.99%        0.74%       0.34%
Portfolio turnover rate                      283%         226%         265%          92%        117%


-----------------------

(1) Maximum sales charge is not reflected in the total return calculation.
(2) Computed using average shares outstanding.

32  Phoenix Trust

--------------------------------------------------------------------------------


PHOENIX-HOLLISTER APPRECIATION FUND

                                                                   CLASS B
                                       ---------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                           2002         2001         2000         1999        1998
                                           ----         ----         ----         ----        ----
Net asset value, beginning of period      $10.57       $10.24       $11.80       $16.02      $18.13
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)            (0.14)(2)    (0.13)(2)     0.03(2)      0.01(2)    (0.06)
   Net realized and unrealized gain
     (loss)                                (1.66)        0.46         0.05        (0.51)      (0.31)
                                          ------       ------       ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS      (1.80)        0.33         0.08        (0.50)      (0.37)
                                          ------       ------       ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income       --           --        (0.04)       (0.02)         --
   Distributions from net realized gains   (0.44)          --        (1.60)       (3.70)      (1.74)
                                          ------       ------       ------       ------      ------
     TOTAL DISTRIBUTIONS                   (0.44)          --        (1.64)       (3.72)      (1.74)
                                          ------       ------       ------       ------      ------
Change In Net Asset Value                  (2.24)        0.33        (1.56)       (4.22)      (2.11)
                                          ------       ------       ------       ------      ------
NET ASSET VALUE, END OF PERIOD            $ 8.33       $10.57       $10.24       $11.80      $16.02
                                          ======       ======       ======       ======      ======
Total return(1)                           (17.03)%       3.22%        1.23%       (2.45)%     (1.66)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $7,534      $11,287      $13,481      $19,523     $30,370
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                       2.47%        2.48%        2.42%        2.27%       2.22%
   Net investment income (loss)            (1.36)%      (1.26)%       0.29%        0.08%      (0.36)%
Portfolio turnover rate                      283%         226%         265%          92%        117%


                                                                   CLASS C
                                        ---------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                           2002          2001        2000         1999        1998
                                           ----          ----        ----         ----        ----
Net asset value, beginning of period      $10.56       $10.23       $11.79       $15.99      $18.10
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)            (0.14)(2)    (0.13)(2)     0.04(2)        --(2)    (0.07)
   Net realized and unrealized gain
     (loss)                                (1.66)        0.46         0.04        (0.50)      (0.30)
                                          ------       ------       ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS      (1.80)        0.33         0.08        (0.50)      (0.37)
                                          ------       ------       ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income       --           --        (0.04)          --          --
   Distributions from net realized gains   (0.44)          --        (1.60)       (3.70)      (1.74)
                                          ------       ------       ------       ------      ------
     TOTAL DISTRIBUTIONS                   (0.44)          --        (1.64)       (3.70)      (1.74)
                                          ------       ------       ------       ------      ------
Change in net asset value                  (2.24)        0.33        (1.56)       (4.20)      (2.11)
                                          ------       ------       ------       ------      ------
NET ASSET VALUE, END OF PERIOD            $ 8.32       $10.56       $10.23       $11.79      $15.99
                                          ======       ======       ======       ======      ======
Total return(1)                           (17.05)%       3.23%        1.22%       (2.49)%     (1.67)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)    $25,625      $37,817      $46,235      $89,165    $201,789
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                       2.46%        2.48%        2.42%        2.28%       2.22%
   Net investment income (loss)            (1.36)%      (1.26)%       0.32%        0.02%      (0.36)%
Portfolio turnover rate                      283%         226%         265%          92%        117%


-----------------------

(1) Maximum sales charge is not reflected in the total return calculation.
(2) Computed using average shares outstanding.

                                                               Phoenix Trust  33

--------------------------------------------------------------------------------


PHOENIX-HOLLISTER APPRECIATION FUND

                                                                   CLASS I
                                        ---------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                           2002        2001          2000         1999       1998
                                           ----        ----          ----         ----       ----
Net asset value, beginning of period      $11.08       $10.67       $12.21       $16.43      $18.46
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)            (0.06)(2)    (0.03)(2)     0.16(2)      0.17(2)     0.09
   Net realized and unrealized gain
     (loss)                                (1.74)        0.49         0.04        (0.52)      (0.29)
                                          ------       ------       ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS      (1.80)        0.46         0.20        (0.35)      (0.20)
                                          ------       ------       ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income       --        (0.05)       (0.14)       (0.17)      (0.09)
   Distributions from net realized gains   (0.44)          --        (1.60)       (3.70)      (1.74)
                                          ------       ------       ------       ------      ------
     TOTAL DISTRIBUTIONS                   (0.44)       (0.05)       (1.74)       (3.87)      (1.83)
                                          ------       ------       ------       ------      ------
Change in net asset value                  (2.24)        0.41        (1.54)       (4.22)      (2.03)
                                          ------       ------       ------       ------      ------
NET ASSET VALUE, END OF PERIOD            $ 8.84       $11.08       $10.67       $12.21      $16.43
                                          ======       ======       ======       ======      ======
Total return(1)                           (16.25)%       4.27%        2.23%       (1.45)%     (0.67)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $82       $1,012         $986       $1,903      $2,760
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                       1.47%        1.48%        1.44%        1.27%       1.22%
   Net investment income (loss)            (0.50)%      (0.27)%       1.35%        1.14%       0.64%
Portfolio turnover rate                      283%         226%         265%          92%        117%


-----------------------

(1) Maximum sales charge is not reflected in the total return calculation.
(2) Computed using average shares outstanding.


34  Phoenix Trust

--------------------------------------------------------------------------------

PHOENIX-OAKHURST MANAGED ASSETS

                                                                    CLASS A
                                        -----------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                           2002        2001(4)       2000         1999        1998
                                           ----        -------       ----         ----        ----
Net asset value, beginning of period      $10.46       $11.53       $14.04       $14.18      $12.72
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                    0.15(2)      0.17(2)      0.34(2)      0.31(2)     0.38(3)
   Net realized and unrealized gain
     (loss)                                (0.83)       (1.07)       (0.65)        0.91        1.50
                                          ------       ------       ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS      (0.68)       (0.90)       (0.31)        1.22        1.88
                                          ------       ------       ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income    (0.15)       (0.17)       (0.11)       (0.25)      (0.38)
   Distributions from net realized gains      --           --        (2.09)       (1.11)      (0.04)
                                          ------       ------       ------       ------      ------
     TOTAL DISTRIBUTIONS                   (0.15)       (0.17)       (2.20)       (1.36)      (0.42)
                                          ------       ------       ------       ------      ------
Change in net asset value                  (0.83)       (1.07)       (2.51)       (0.14)       1.46
                                          ------       ------       ------       ------      ------
NET ASSET VALUE, END OF PERIOD            $ 9.63       $10.46       $11.53       $14.04      $14.18
                                          ======       ======       ======       ======      ======
Total return(1)                            (6.53)%      (7.78)%      (2.22)%       8.81%      14.87%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)    $34,548      $48,136      $66,460     $103,267    $122,085
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                       1.61%        1.60%        1.51%        1.51%       1.51%
   Net investment income                    1.52%        1.56%        2.46%        2.13%       2.77%(3)
Portfolio turnover rate                      134%          50%         100%          50%         62%


                                                                    CLASS B
                                        ----------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                           2002        2001(5)       2000         1999        1998
                                           ----        -------       ----         ----        ----
Net asset value, beginning of period      $10.51       $11.57       $14.15       $14.28      $12.79
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                    0.08(2)      0.09(2)      0.24(2)      0.21(2)     0.26(3)
   Net realized and unrealized gain
     (loss)                                (0.84)       (1.06)       (0.65)        0.91        1.53
                                          ------       ------       ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS      (0.76)       (0.97)       (0.41)        1.12        1.79
                                          ------       ------       ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income    (0.08)       (0.09)       (0.08)       (0.14)      (0.26)
   Distributions from net realized gains      --           --        (2.09)       (1.11)      (0.04)
                                          ------       ------       ------       ------      ------
     TOTAL DISTRIBUTIONS                   (0.08)       (0.09)       (2.17)       (1.25)      (0.30)
                                          ------       ------       ------       ------      ------
Change in net asset value                  (0.84)       (1.06)       (2.58)       (0.13)       1.49
                                          ------       ------       ------       ------      ------
NET ASSET VALUE, END OF PERIOD            $ 9.67       $10.51       $11.57       $14.15      $14.28
                                          ======       ======       ======       ======      ======
Total return(1)                            (7.29)%      (8.36)%      (2.97)%       8.03%      14.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)    $13,854      $20,098      $28,441      $39,910     $33,172
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                       2.31%        2.30%        2.21%        2.21%       2.21%
   Net investment income                    0.82%        0.86%        1.75%        1.44%       2.07%(3)
Portfolio turnover rate                      134%          50%         100%          50%         62%


-----------------------

(1) Maximum sales charge is not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) Includes realized gains and losses on foreign currency transactions.

(4) As required, effective January 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets from 1.71% to 1.56%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(5) As required, effective January 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02 and decrease the ratio of net investment income to average net assets from 1.02% to 0.86%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.


                                                               Phoenix Trust  35

--------------------------------------------------------------------------------


PHOENIX-OAKHURST MANAGED ASSETS

                                                                     CLASS C
                                        ----------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                              2002       2001(4)       2000        1999         1998
                                              ----       -------       ----        ----         ----
Net asset value, beginning of period         $10.31      $11.36       $13.92      $14.07       $12.63
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                       0.08(2)     0.09(2)      0.24(2)     0.21(2)      0.29(3)
   Net realized and unrealized gain
     (loss)                                   (0.83)      (1.04)       (0.63)       0.89         1.48
                                             ------      ------       ------      ------       ------
     TOTAL FROM INVESTMENT OPERATIONS         (0.75)      (0.95)       (0.39)       1.10         1.77
                                             ------      ------       ------      ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income       (0.80)      (0.10)       (0.08)      (0.14)       (0.29)
   Distributions from net realized gains         --          --        (2.09)      (1.11)       (0.04)
                                             ------      ------       ------      ------       ------
     TOTAL DISTRIBUTIONS                      (0.08)      (0.10)       (2.17)      (1.25)       (0.33)
                                             ------      ------       ------      ------       ------
Change in net asset value                     (0.83)      (1.05)       (2.56)      (0.15)        1.44
                                             ------      ------       ------      ------       ------
NET ASSET VALUE, END OF PERIOD               $ 9.48      $10.31       $11.36      $13.92       $14.07
                                             ======      ======       ======      ======       ======
Total return(1)                               (7.32)%     (8.41)%      (2.86)%      8.01%       14.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $123,729    $179,977     $264,509    $379,445     $429,655
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                          2.31%       2.30%        2.21%       2.21%        2.21%
   Net investment income                       0.82%       0.88%        1.74%       1.43%        2.07%(3)
Portfolio turnover rate                         134%         50%         100%         50%          62%



                                                                     CLASS I
                                        ---------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                               2002      2001(5)        2000      1999          1998
                                               ----      -------        ----      ----          ----
Net asset value, beginning of period         $10.61      $11.69       $14.18      $14.31       $13.05
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                       0.22(2)     0.19(2)      0.41(2)     0.36(2)      0.56(3)
   Net realized and unrealized gain
     (loss)                                   (0.89)      (1.06)       (0.68)       0.91         1.41
                                             ------      ------       ------      ------       ------
     TOTAL FROM INVESTMENT OPERATIONS         (0.67)      (0.87)       (0.27)       1.27         1.97
                                             ------      ------       ------      ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income       (0.18)      (0.21)       (0.13)      (0.29)       (0.67)
   Distributions from net realized gains         --          --        (2.09)      (1.11)       (0.04)
                                             ------      ------       ------      ------       ------
     TOTAL DISTRIBUTIONS                      (0.18)      (0.21)       (2.22)      (1.40)       (0.71)
                                             ------      ------       ------      ------       ------
Change in net asset value                     (0.85)      (1.08)       (2.49)      (0.13)        1.26
                                             ------      ------       ------      ------       ------
NET ASSET VALUE, END OF PERIOD               $ 9.76      $10.61       $11.69      $14.18       $14.31
                                             ======      ======       ======      ======       ======
Total return                                  (6.32)%     (7.47)%      (1.95)%      9.08%       15.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)           $32      $1,124       $1,201      $2,214       $1,848
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                          1.27%       1.30%        1.21%       1.21%        1.21%
   Net investment income                       2.12%       1.79%        2.88%       2.43%        3.07%(3)
Portfolio turnover rate                         134%         50%         100%         50%          62%


-----------------------

(1) Maximum sales charge is not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) Includes realized gains and losses on foreign currency transactions.

(4) As required, effective January 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02 and decrease the ratio of net investment income to average net assets from 1.02% to 0.88%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(5) As required, effective January 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gains and losses per share by $0.03 and decrease the ratio of net investment income to average net assets from 1.99% to 1.79%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.



36  Phoenix Trust

PHOENIX-OAKHURST STRATEGY FUND

                                                                     CLASS A
                                        -----------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                              2002         2001        2000         1999         1998
                                              ----         ----        ----         ----         ----
Net asset value, beginning of period          $8.63       $10.12       $11.24      $14.80       $15.77
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                  --(2)(3)  (0.01)(2)     0.16(2)     0.22(2)      0.17
   Net realized and unrealized gain
     (loss)                                   (1.87)       (1.48)       (0.59)       0.07        (0.48)
                                             ------       ------       ------      ------       ------
     TOTAL FROM INVESTMENT OPERATIONS         (1.87)       (1.49)       (0.43)       0.29        (0.31)
                                             ------       ------       ------      ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income          --           --        (0.23)      (0.28)       (0.18)
   Distributions from net realized gains         --           --        (0.46)      (3.57)       (0.48)
                                             ------       ------       ------      ------       ------
     TOTAL DISTRIBUTIONS                         --           --        (0.69)      (3.85)       (0.66)
                                             ------       ------       ------      ------       ------
Change in net asset value                     (1.87)       (1.49)       (1.12)      (3.56)       (0.97)
                                             ------       ------       ------      ------       ------
NET ASSET VALUE, END OF PERIOD               $ 6.76       $ 8.63       $10.12      $11.24       $14.80
                                             ======       ======       ======      ======       ======
Total return(1)                              (21.67)%     (14.72)%      (3.90)%      2.63%       (1.88)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $55,924      $88,732     $131,368    $223,269     $409,065
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                          1.51%        1.47%        1.36%       1.28%        1.24%
   Net investment income (loss)                0.06%       (0.08)%       1.49%       1.54%        0.97%
Portfolio turnover rate                         124%          69%         157%        141%         116%



                                                                     CLASS B
                                        -----------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                               2002        2001         2000        1999         1998
                                               ----        ----         ----        ----         ----
Net asset value, beginning of period          $8.64       $10.20       $11.34      $14.90       $15.86
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)               (0.05)       (0.07)(2)     0.09(2)     0.12(2)      0.05
   Net realized and unrealized gain
     (loss)                                   (1.87)       (1.49)       (0.60)       0.07        (0.48)
                                             ------       ------       ------      ------       ------
     TOTAL FROM INVESTMENT OPERATIONS         (1.92)       (1.56)       (0.51)       0.19        (0.43)
                                             ------       ------       ------      ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income          --           --        (0.17)      (0.18)       (0.05)
   Distributions from net
     realized gains                              --           --        (0.46)      (3.57)       (0.48)
                                             ------       ------       ------      ------       ------
     TOTAL DISTRIBUTIONS                         --           --        (0.63)      (3.75)       (0.53)
                                             ------       ------       ------      ------       ------
Change in net asset value                     (1.92)       (1.56)       (1.14)      (3.56)       (0.96)
                                             ------       ------       ------      ------       ------
NET ASSET VALUE, END OF PERIOD                $6.72       $ 8.64       $10.20      $11.34       $14.90
                                             ======       ======       ======      ======       ======
Total return(1)                              (22.22)%     (15.29)%      (4.64)%      1.91%       (2.61)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $8,709      $15,390      $25,628     $47,557      $82,531
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                          2.21%        2.17%        2.06%       1.98%        1.94%
   Net investment income (loss)               (0.65)%      (0.78)%       0.81%       0.84%        0.27%
Portfolio turnover rate                         124%          69%         157%        141%         116%


-----------------------

(1) Maximum sales charge is not reflected in the total return calculation.
(2) Computed using average shares outstanding.

(3) Amount less than $0.01.



                                                               Phoenix Trust  37

PHOENIX-OAKHURST STRATEGY FUND

                                                                    CLASS C
                                        -----------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                               2002        2001         2000        1999         1998
                                               ----        ----         ----        ----         ----
Net asset value, beginning of period          $8.62       $10.18       $11.31      $14.86       $15.81
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)               (0.05)(2)    (0.07)(2)     0.09(2)     0.12(2)      0.05
   Net realized and unrealized gain
     (loss)                                   (1.86)       (1.49)       (0.60)       0.07        (0.48)
                                             ------       ------       ------      ------       ------
     TOTAL FROM INVESTMENT OPERATIONS         (1.91)       (1.56)       (0.51)       0.19        (0.43)
                                             ------       ------       ------      ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income          --           --        (0.16)      (0.17)       (0.04)
   Distributions from net realized gains         --           --        (0.46)      (3.57)       (0.48)
                                             ------       ------       ------      ------       ------
     TOTAL DISTRIBUTIONS                         --           --        (0.62)      (3.74)       (0.52)
                                             ------       ------       ------      ------       ------
Change in net asset value                     (1.91)       (1.56)       (1.13)      (3.55)       (0.95)
                                             ------       ------       ------      ------       ------
NET ASSET VALUE, END OF PERIOD                $6.71       $ 8.62       $10.18      $11.31       $14.86
                                             ======       ======       ======      ======       ======
Total return(1)                              (22.16)%     (15.32)%      (4.58)%      1.94%       (2.64)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
                     (thousands)            $32,621      $56,369      $92,024    $184,924     $423,791
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                          2.21%        2.17%        2.06%       1.98%        1.94%
   Net investment income (loss)               (0.64)%      (0.78)%       0.82%       0.81%        0.27%
Portfolio turnover rate                         124%          69%         157%        141%         116%




                                                                   Class I
                                        -----------------------------------------------------------------
                                             For the
                                             Period
                                            1/1/02 to               Year Ended December 31,
                                           10/25/02(5)    2001          2000        1999          1998
                                           -----------    ----          ----        ----          ----

Net asset value, beginning of period          $8.80       $10.28       $11.40      $14.94       $15.87
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                       0.02(2)      0.02(2)      0.21(2)     0.28(2)      0.17
   Net realized and unrealized gain
     (loss)                                   (1.82)       (1.50)       (0.61)       0.06        (0.45)
                                             ------       ------       ------      ------       ------
     TOTAL FROM INVESTMENT OPERATIONS         (1.80)       (1.48)       (0.40)       0.34        (0.28)
                                             ------       ------       ------      ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income          --           --        (0.26)      (0.31)       (0.17)
   Distributions from net realized gains         --           --        (0.46)      (3.57)       (0.48)
                                             ------       ------       ------      ------       ------
     TOTAL DISTRIBUTIONS                         --           --        (0.72)      (3.88)       (0.65)
                                             ------       ------       ------      ------       ------
Change in net asset value                     (1.80)       (1.48)       (1.12)      (3.54)       (0.93)
                                             ------       ------       ------      ------       ------
NET ASSET VALUE, END OF PERIOD                $7.00        $8.80       $10.28      $11.40       $14.94
                                             ======       ======       ======      ======       ======
Total return                                 (20.45)%(4)  (14.40)%      (3.60)%      2.96%       (1.66)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)            $0         $644         $753      $1,581       $1,407
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                          1.46%(3)     1.17%        1.08%       0.96%        0.94%
   Net investment income                       0.38%(3)     0.22%        1.86%       1.92%        1.27%
Portfolio turnover rate                         124%(4)       69%         157%        141%         116%


-----------------------

(1) Maximum sales charge is not reflected in the total return calculation.
(2) Computed using average shares outstanding.

(3) Annualized.
(4) Not annualized.
(5) All shares of this class were redeemed as of October 25, 2002. Class I is currently available for investment.



38  Phoenix Trust

PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480



[LOGO] PHOENIX
       INVESTMENT PARTNERS, LTD.
       A member of The Phoenix Companies, Inc.

For more information about Phoenix mutual funds, please call your financial representative or contact us at 1-800-243-4361 or PhoenixInvestments.com.



ADDITIONAL INFORMATION
You can find more information about the funds in the following documents:

ANNUAL AND SEMIANNUAL REPORTS
Annual and semiannual reports contain more information about the funds' investments. The annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the funds. It is incorporated by reference and is legally part of the prospectus.

You may obtain a free copy of these documents by
writing to Phoenix  Equity Planning Corporation,
56 Prospect Street, P.O. Box 150480, Hartford,
CT 06115-0480, by  calling 1-800-243-4361,
or by visiting PhoenixInvestments.com to send an
email request.
                                                         E-DELIVERY
Information about the funds (including the SAI)          OF YOUR FUND
can be reviewed and copied at the Securities and         COMMUNICATIONS
Exchange Commission's (SEC) Public Reference Room        NOW AVAILABLE!
in Washington, DC. For information about the
operation of the Public Reference Room, call             To sign up, go to
1-202-942-8090. This information is also available       the Individual
on the SEC's Internet site sec.gov. You may also         Investor's area at
obtain copies upon payment of a duplicating fee by       PhoenixInvestments.com
writing the Public Reference Section of the SEC,         and log in. Select an
Washington, DC 20549-6009 or by electronic request       account, then click the
at publicinfo@sec.gov.                                   "E-Delivery" button.

Mutual Fund Services: 1-800-243-1574
Advisor Consulting Group: 1-800-243-4361
Text Telephone: 1-800-243-1926















Investment Company Act File No. 811-04116
PXP 1196 (5/03)

                                  PHOENIX TRUST

                       Phoenix-Hollister Appreciation Fund
                         Phoenix-Oakhurst Managed Assets
                         Phoenix-Oakhurst Strategy Fund




                          900 Third Avenue, 31st Floor
                            New York, New York 10022



                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2003

   The Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix Trust, dated May 1, 2003, and should be read in conjunction with it. The Statement of Additional Information incorporates by reference certain information that appears in the funds' annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the funds' Prospectus, annual or semiannual reports by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480.



                                TABLE OF CONTENTS

                                                                            PAGE
The Trust .................................................................    1
Investment Restrictions ...................................................    1

Investment Techniques and Risks ...........................................    2
Performance Information....................................................    6
Performance Comparisons ...................................................    7
Portfolio Turnover ........................................................    8
Portfolio Transactions and Brokerage.......................................    8
Services of the Advisers ..................................................    9
Net Asset Value ...........................................................   10
How to Buy Shares .........................................................   11
Alternative Purchase Arrangements .........................................   11
Investor Account Services .................................................   14
How to Redeem Shares ......................................................   16
Tax Sheltered Retirement Plans ............................................   17
Dividends, Distributions and Taxes ........................................   17
The Distributor ...........................................................   18
Distribution Plans.........................................................   20
Management of the Trust....................................................   21
Additional Information ....................................................   24
Appendix...................................................................   26


                      Mutual Fund Services: (800) 243-1574
                    Adviser Consulting Group: (800) 243-4361

                      Text Telephone (TTY): (800) 243-1926










PXP1202 (5/03)

                                    THE TRUST


   Phoenix Trust (the "Trust") is a diversified, open-end management investment company which was organized in 1984 as a Massachusetts business trust, then reorganized as a Delaware business trust in 1996.

   The Trust's Prospectus describes the investment objectives of the Phoenix-Hollister Appreciation Fund (the "Appreciation Fund"), Phoenix-Oakhurst Managed Assets ("Managed Assets"), and the Phoenix-Oakhurst Strategy Fund (the "Strategy Fund") (each, a "Fund" and, together, the "Funds"), the three Funds currently offered by the Trust, and the strategies each Fund will employ in seeking to achieve its investment objective. The Appreciation and Strategy Funds' investment objectives are fundamental policies of those Funds and may not be changed without the vote of a majority of the outstanding voting securities of those Funds. The investment objective of Managed Assets may be changed without shareholder approval. The following discussion describes the Funds' investment policies and techniques and supplements the disclosure in the Prospectus.



                             INVESTMENT RESTRICTIONS

   The following investment restrictions have been adopted by the Trust with respect to the Fund. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. However, these policies may be modified by the Trustees, in their discretion, without shareholder approval, to the extent necessary to facilitate the implementation of a master-feeder structure for any or all of the Funds (i.e., a structure under which a particular Fund acts as a feeder and invests all of its assets in a single pooled master fund with substantially the same investment objectives and policies).

   The Fund may not:

   (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.


   (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities).


   (3) Borrow money, except (i) in amounts not to exceed one-third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

   (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

   (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

   (6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

   (7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

   (8) Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

   If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.


                         INVESTMENT TECHNIQUES AND RISKS


FOREIGN SECURITIES

   A Fund may invest in securities of foreign issuers, including equities and non-U.S. dollar-denominated money market securities, and sponsored and unsponsored ADRs, ADSs, EDRs, EDSs, GDRs, and GDSs. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations which are in addition to the usual risks inherent in domestic investments.

   Although the Trust intends to invest only in nations that the Manager considers to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization, repatriation or confiscatory taxation, taxation of income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available for U.S. companies. For example, ownership of unsponsored ADRs may not entitle the owner to financial or other reports from the issuer to which it might otherwise be entitled as the owner of a sponsored ADR. Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign securities transactions may also be subject to higher brokerage costs than domestic securities transactions. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States. In addition, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts.

   Foreign stock markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses because of subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Fixed commissions on some foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Manager will endeavor to achieve the most favorable net results on the Fund's portfolio transactions. It may be more difficult for the Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Manager seeks to mitigate the risks to the Fund associated with the foregoing considerations through diversification and continuous professional management.

   Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the United States. Clearance and settlement procedures on foreign markets are different and problems with settling security transactions could result in temporary periods when assets of the fund are uninvested and no return is earned on such amounts.

   Depository receipts are typically issued by foreign banks or trust companies, although they may also be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Depository receipts may be issued pursuant to a sponsored program, where an issuer has made arrangements to have its securities traded in the form of depository receipts, or in unsponsored programs, where the issuer may not be directly involved in the creation of the program. Depository receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored depository receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depository receipts. Depository receipts also involve the risks of other investments in foreign stocks, as discussed above.


FUTURES CONTRACTS

   Upon entering into a futures contract, a Fund will initially be required to deposit with the custodian an amount of initial margin using cash or U.S. Treasury bills equal to approximately 1 1/2% of the contract amount. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract's initial margin does not involve the borrowing of funds by customers to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. In addition to initial margin, the Fund is required to deposit cash, liquid debt obligations, liquid equity securities or cash equivalents in an amount equal to the notional value of all long futures contracts, less the initial margin amount, in a segregated account with the custodian to ensure that the use of such futures contracts is not leveraged. If the value of the securities placed in the segregated account declines, additional securities, cash or cash equivalents must be placed in the segregated account so that the value of the account will at least equal the amount of the Fund's commitments with respect to such futures contracts.

   Subsequent payments, called maintenance margin, to and from the broker, will be made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market." For example, when the Fund has purchased a futures contract and the price of the underlying security has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to that increase in value. Conversely, when the Fund has purchased a futures contract and the price of the underlying security has declined, the position would be less valuable and the Fund would be required to make a maintenance margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

   While futures contracts based on securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, the futures contract is terminated by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting price, the Fund realizes a loss.

   There are several risks in connection with the use of futures contracts as a hedging device. One risk arises due to the imperfect correlation between movements in the price of the futures contracts and movements in the price of the subject of the hedge. The price of the futures contract may move more than or less than the price of the securities or currency being hedged.

   If the price of the futures contracts moves less than the price of the securities or currency hedged, the hedge will not be fully effective, but, if the price of the securities or currency being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities or currency being hedged has moved in a favorable direction, this advantage will be partially offset by the movement in the price of the futures contract. If the price of the futures contract moves more than the price of the security or currency, the Fund will experience either a loss or gain on the futures which will not be completely offset by movements in the prices of the securities or currency which is the subject of the hedge.

   To compensate for the imperfect correlation of such movements in price, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of the securities or currency being hedged if the historical volatility of the prices of such securities or currency has been greater than the historical volatility of the futures contracts. Conversely, the Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities or currency being hedged is less than the historical volatility of the futures contracts.

   It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures contracts and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time, the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

   Where futures are purchased to hedge against a possible increase in the cost of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in the relevant securities at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

   Another risk arises because the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to initial margin and maintenance margin requirements. Rather than meeting maintenance margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the debt securities and futures markets. Second, from the point of view of speculators, the margin requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

   Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in securities and movements in the prices of futures contracts, a correct forecast of interest rate trends by the Manager may still not result in a successful hedging transaction over a very short period of time.

   The hours of trading for futures contracts may not conform to the hours during which the underlying securities are traded. To the extent that the futures contracts markets close after the markets for the underlying securities, significant price movements can take place in the futures contracts markets that cannot be reflected in the markets of the underlying securities.

   Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Trust intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of maintenance margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

   Successful use of futures contracts by the Trust is also subject to the Manager's ability to correctly predict movements in the direction of interest rates and other factors affecting markets for securities. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect securities held in its portfolio and prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet maintenance margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

FUTURES CONTRACTS ON GOVERNMENT SECURITIES
   Currently futures contracts can be purchased and sold with respect to U.S. Treasury bonds, U.S. Treasury notes and GNMA certificates on the Chicago Board of Trade, and with respect to U.S. Treasury bills on the International Monetary Market at the Chicago Mercantile Exchange.


INVESTMENT COMPANIES

   Investments by the Trust in investment companies will be effected by independent investment managers, and the Trust will have no control over the investment management, custodial arrangements or operations of any investments made by such investment managers. Some of the funds in which a Fund may invest could also incur more risks than would be the case for direct investments. For example, they may engage in investment practices that entail greater risks or invest in companies whose securities and other investments are more volatile. In addition, the funds in which a Fund of the Trust invests may or may not have the same fundamental investment limitations as those of the Fund itself. While a potential benefit of investing in closed-end investment companies would be to realize value from a decrease in the discount from net asset value at which some closed-end funds trade, there is also the potential that such discount could grow, rather than decrease.

   By investing in investment companies indirectly through the Trust, a shareholder of the investing Fund will bear not only a proportionate share of the expenses of that Fund (including operating costs and investment advisory and administrative fees) but also, indirectly, similar expenses of the investment companies in which the Fund invests. A shareholder may also indirectly bear expenses paid by investment companies in which the Fund invests related to the distribution of such investment companies' shares. Some of the open-end investment companies in which the Fund may invest may limit the ability of shareholders (including a Fund of the Trust) to redeem their shares.


   Closed-end investment companies frequently trade at a discount from net asset value. Only if the discount is sufficiently large will the additional income earned by a portfolio purchased at a discount offset the additional layer of expense. If shares of another investment company are purchased at a discount which subsequently declines, performance will be better than it would have been had the underlying instruments been purchased directly. Our funds will invest in another investment company only if the portfolio manager believes that the fund's investment objective will be furthered by doing so.

   The Funds may not invest in investment companies except by purchase in the open market involving only customary brokers' commissions, in connection with a merger, consolidation, reorganization, or acquisition of assets, or as otherwise permitted by applicable law. Current law prohibits any Fund from (i) owning more than 3% of the voting securities of any one investment company; (ii) investing more than 5% of its assets in the securities of any one investment company; or
(iii) investing more than 10% of its assets in securities issued by investment companies. Any Fund is also prohibited from owning more than 10% of the voting securities of a registered closed-end investment company. If the investment securities of another investment company were the only investment securities held by a Fund, these restrictions would not apply to that Fund. All Funds may also invest in other investment companies to facilitate the implementation of a master-feeder structure.

OPTIONS

   When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as an asset and as an offsetting liability. The amount of the liability is "marked-to-market" daily to reflect the current market value of the option, which is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the latest bid and offering prices. If an option written by the Fund expires, or a Fund enters into a closing purchase transaction, the Fund will realize a gain (or, in the latter case, a loss, if the cost of a closing transaction exceeds the premium received) and the liability related to such option will be extinguished.

   The premium paid by a Fund for the purchase of a put option (its cost) is recorded initially as an investment, the value of which is subsequently adjusted to the current market value of the option. If the current market value of a put option exceeds its premium, the excess represents unrealized appreciation; conversely, if the premium exceeds the current market value, the excess represents unrealized depreciation. The current market value of an option purchased by a Fund equals the option's last sale price on the principal exchange on which it is traded or, in the absence of a sale, the mean between the latest bid and offering prices.

   An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of underlying securities pursuant to the exercise of put options. If a Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

   Reasons for the absence of a liquid secondary market on an exchange include the following: (a) there may be insufficient interest in trading certain options; (b) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (c) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (d) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (e) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (f) one or more exchanges might, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

   In addition, there is no assurance that higher-than-anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the OCC inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The amount of the premiums which a Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

   In the event of a shortage of the underlying securities deliverable on exercise of a listed option, the OCC has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the OCC exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

OPTIONS ON FUTURES CONTRACTS
   Currently, options can be purchased or sold with respect to futures contracts on U.S. Treasury bonds on the Chicago Board of Trade.

   The Fund is required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those applicable to interest rate futures contracts described above. In addition, net option premiums are included as initial margin deposits. As with options on debt securities, the writer of an option on a futures contract may terminate his position by selling or purchasing an option of the same series. The ability to establish and close out positions on such options is subject to the existence of a liquid secondary market. The Fund will not purchase options on futures contracts on any exchange unless and until, in the Manager's opinion, the market for such options is sufficiently liquid that the risks in connection with options on futures contracts are not greater than the risks in connection with futures contracts.

   Compared to the purchase or sale of futures contracts, the purchase of options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the prices of debt securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

   In purchasing and selling futures contracts and in purchasing options on futures contracts, the Fund will comply with rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which it is exempted from regulation as a commodity pool operator. The CFTC regulations which exempt the Fund from regulation as a commodity pool operator require, among other things,
(i) that futures and related options be used solely for bona fide hedging purposes, as defined in CFTC regulations or, alternatively, with respect to each long futures or options position, the Fund will ensure that the underlying commodity value of such contract does not exceed the sum of segregated cash or money market instruments, margin deposits on such contracts, cash proceeds from investments due in 30 days and accrued profits on such contracts held by the commodity broker, and (ii) that the Fund not enter into futures and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's total assets. There is no other limitation on the percentage of the Fund's assets that may be invested in futures and related options. The Internal Revenue Code's requirements for qualification as a regulated investment company may limit the extent to which the Fund can engage in futures transactions.


REPURCHASE AGREEMENTS (ALL FUNDS)
   Repurchase agreements involve purchases of securities by a Fund. In such a transaction, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller who also simultaneously agrees to buy back the security at a fixed price and time. This assumes a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such transactions afford an opportunity for the Fund to invest temporarily available cash. Repurchase agreements may be considered loans to the seller collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The manager monitors the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.


                             PERFORMANCE INFORMATION


   The Trust will include performance data for Class A Shares, Class B. Shares, Class C Shares and Class I Shares of each Fund in its advertisements, sales literature and other information distributed to the public that includes performance data of a Fund. Such performance information will be based on total returns for the Fund.

   Total return represents the average annual compounded rate of return on an investment of $1,000 at the maximum public offering price (in the case of Class A Shares) or reflecting the deduction of any applicable CDSC. All data are based on past investment results.


   Average annual total return for a given period is computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1 + T)n = ERV

   Where:

       P = a hypothetical initial investment in the Fund of $1,000
       T = average annual total return
       n = number of years in period
     ERV = ending redeemable value at the end of the period of a hypothetical
           $1,000 investment in the Fund made at the beginning of the period.

   For average "after-tax" total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of fund shares may exceed returns after taxes on distributions (but before sale of fund shares). These returns are not relevant to investors who hold their fund shares through tax-deferred arrangements.


   The following table illustrates average total return for each Fund (including the effect of the maximum sales charge) where applicable, for the periods ended December 31, 2002.

                          AVERAGE ANNUAL TOTAL RETURNS

                                                                         5 YEARS       10 YEARS        INCEPTION
                                                        YEAR ENDED        ENDED         ENDED             TO        INCEPTION
    APPRECIATION FUND                                    12/31/02        12/31/02      12/31/02        12/31/02       DATE
                                                         --------        --------      --------        --------     ---------
    Class A
        Return Before Taxes                               -21.23%         -4.09%         4.93%             -             -
        Return After Taxes on Distribution                -21.99%         -6.61%         2.48%             -             -
        Return After Taxes on Distributions
        and Sale of Fund Shares                           -12.31%         -3.44%         3.55%             -
    Class B  Return Before Taxes                          -20.18%         -3.73%           -              1.90%       4/8/96
    Class C  Return Before Taxes                          -17.05%         -3.63%         4.82%             -             -
    Class I  Return Before Taxes                          -16.25%         -2.66%           -              2.34%      11/1/96


                                                                         5 YEARS                       INCEPTION
                                                        YEAR ENDED        ENDED                           TO        INCEPTION
 MANAGED ASSETS                                          12/31/02        12/31/02                      12/31/02        DATE
                                                         --------        --------                      --------        ----
 Class A
     Return Before Taxes                                  -11.90%         -0.14%                          4.80%       2/8/93
     Return After Taxes on Distribution                   -12.41%         -1.73%                          2.62%
     Return After Taxes on Distributions
     and Sale of Fund Shares                               -7.30%         -0.30%                          3.15%
 Class B  Return Before Taxes                             -10.97%          0.16%                          3.62%       4/8/96
 Class C  Return Before Taxes                              -7.32%          0.31%                          4.68%       2/8/93
 Class I  Return Before Taxes                              -6.32%          1.32%                          4.15%      11/1/96



                                                                         5 YEARS       10 YEARS        INCEPTION
                                                        YEAR ENDED        ENDED         ENDED             TO        INCEPTION
    STRATEGY FUND*                                       12/31/02        12/31/02      12/31/02        12/31/02       DATE
                                                         --------        --------      --------        --------     ---------
    Class A
        Return Before Taxes                               -26.17%         -9.44%         1.69%              -           -
        Return After Taxes on Distribution                -26.17%        -11.31%        -1.15%              -           -
        Return After Taxes on Distributions
        and Sale of Fund Shares                           -16.07%         -7.21%         0.67%              -           -
   Class B  Return Before Taxes                           -25.33%         -9.14%           -             -3.45%         -
   Class C  Return Before Taxes                           -22.16%         -8.99%         1.59%              -         4/8/96

   *All shares of Class I were redeemed as of October 25, 2002, therefore, performance information is not available. Class I shares are currently available for investment by qualified investors.


   The investment results of the Class A Shares, Class B Shares, Class C Shares and Class I Shares of a Fund will tend to fluctuate over time, so that historical yields, current distributions and total returns should not be considered representations of what an investment may earn in any future period. Actual dividends will tend to reflect changes in market yields, and will also depend upon the level of a Class's or Fund's expenses, realized or unrealized investment gains and losses, and the results of such Fund's investment policies. Thus, at any point in time, investment yields, current distributions or total returns may be either higher or lower than past results, and there is no assurance that any historical performance record will continue.


                             PERFORMANCE COMPARISONS


   The Trust, a Fund or class of a Fund may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc., and rating services such as Morningstar, Inc. Additionally, the Trust or a Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard and Poor's The Outlook, Investor's Daily and Personal Investor. The total return may be used to compare the performance of a Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Index (the "S&P 500 Index"), Russell 2000 Stock Index, Dow Jones Industrial Average, Consumer Price Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index. The S&P 500 Index is a commonly quoted measure of stock market performance and represents common stocks of companies of varying sizes segmented across 90 different industries which are listed on the New York Stock Exchange, the American Stock Exchange and traded over the NASDAQ National Market System.


                               PORTFOLIO TURNOVER

   The Funds pay brokerage commissions for purchases and sales of portfolio securities. A high rate of portfolio turnover generally involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a Fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income. If such rate of turnover exceeds 100%, the Funds will pay more in brokerage commissions than would be the case if they had lower portfolio turnover rates. Historical turnover rates can be found under the heading "Financial Highlights" located in the Trust's Prospectus.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE


   The Adviser may use its broker/dealer affiliates, or other firms that sell shares of the Funds, to buy and sell securities for the Funds, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers. Directors of PXP Securities Corp. or its affiliates receive indirect benefits from the Funds as a result of its usual and customary brokerage commissions that PXP Securities Corp. may receive for acting as broker to the Funds in the purchase and sale of portfolio securities. The investment advisory agreement does not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Funds that PXP Securities Corp. may receive.


   For the fiscal years ended December 31, 2000, 2001 and 2002, brokerage commissions paid by the Trust on portfolio transactions totaled $1,861,139, $1,266,068 and $2,145,587, respectively. In the fiscal years ended December 31, 2000 and 2001, the Trust paid no brokerage commissions to affiliates. In the fiscal year ended December 31, 2002, the Trust paid brokerage commissions of $91,571, to PXP Securities Corp., an affiliate of the Distributor. For the fiscal year ended December 31, 2002, the amount paid to PXP Securities Corp. was 4.27% of the total brokerage commission paid by the Trust and was paid on transactions amounting to 4.57% of the aggregate dollar amount of transactions involving the payment of commissions. Brokerage commissions of $697,890 paid during the fiscal year ended December 31, 2002, were paid on portfolio transactions aggregating $339,742,227 executed by brokers who provided research and other statistical information.


   Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research, statistical or other services to the Adviser may receive orders for transactions by the Trust. Information so received will enable the Adviser to supplement its own research and analysis with the views and information of other securities firms. Such information may be useful and of value to the Adviser and its affiliates in servicing other clients as well as the Trust; in addition, information obtained by the Adviser and its affiliates in servicing other clients may be useful and of value to the Adviser in servicing the Trust. In allocating brokerage, the Adviser may also consider research provided to its Subadviser pursuant to the Servicing Agreement.

   The Trust may from time to time allocate brokerage commissions to firms that furnish research and statistical information to the Adviser. The supplementary research supplied by such firms is useful in varying degrees and is of indeterminable value. Such research may, among other things, include advice regarding economic factors and trends, advice as to occasional transactions in specific securities and similar information relating to securities. No formula has been established for the allocation of business to such brokers. Consideration may be given to research provided and payment may be made of a fee higher than that charged by another broker-dealer which does not furnish research services or which furnishes research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") are met. Section 28(e) of the 1934 Act specifies that a person with investment discretion shall not be deemed to have acted unlawfully or to have breached a fiduciary duty solely because such person has caused the account to pay a higher commission than the lowest available under certain circumstances. To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.

   Currently, it is not possible to determine the extent to which commissions that reflect an element of value for research services might exceed commissions that would be payable for execution series alone, nor generally can the value of research services be measured. Research services furnished might be useful and of value to the Adviser and its affiliates in serving other clients as well as the Trust, but on the other hand any research service obtained by the Adviser or the Distributor from the placement of portfolio brokerage of other clients might be useful and of value to the Adviser in carrying out its obligation to the Trust.

   There are no fixed limitations regarding the Trust's portfolio turnover rate. In computing the portfolio turnover rate, all securities, including options, the maturities or expiration dates of which at the time of acquisition are one year or less, are excluded. Subject to this exclusion, the turnover rate is calculated by dividing
(A) the lesser of purchases or sales of portfolio securities of a particular Fund for the fiscal year by (B) the monthly average of the value of portfolio securities owned by the particular Fund during the fiscal year.


   The options activities of the Appreciation Fund, Managed Assets and Strategy Fund, may affect their respective turnover rates, the amount of brokerage commissions paid by each Fund and the realization of net short-term capital gains. Such gains, when distributed, are taxed to shareholders (other than retirement plans) at ordinary income tax rates. There are no fixed limitations regarding the Strategy Fund's portfolio turnover. Securities satisfying the basic policies and objectives of the Strategy Fund may be disposed of when they are no longer deemed to be suitable. High portfolio turnover involves correspondingly greater brokerage commissions, other transaction costs, and a possible increase in short-term capital gains or losses. See "Determination of Net Asset Value" and "Dividends, Distributions and Taxes."


   The exercise of calls written by a Fund may cause the Fund to sell portfolio securities, thus increasing its turnover rate. The exercise of puts also may cause a sale of securities and increase turnover. Although such exercise is within the Fund's control, holding a protective put might cause the Fund to sell the underlying securities for reasons which would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys or sells a security in connection with the exercise of a put or call. Some commissions may be higher than those which would apply to direct purchases or sales of portfolio securities.


                            SERVICES OF THE ADVISERS

   Phoenix/Zweig Advisers LLC ("Phoenix/Zweig" or the "Adviser") is the investment adviser to each of the funds and is located at 900 Third Avenue, New York, NY 10022. As of March 31, 2003, Phoenix/Zweig was managing three funds with net assets of approximately $478 million and two closed-end funds with assets in excess of $909 million. Phoenix/Zweig has been managing funds since September 1986.

   Phoenix/Zweig is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"), a Delaware corporation, located at 56 Prospect St., Hartford, CT 06115. PXP is the wholly-owned investment management subsidiary of The Phoenix Companies, Inc. ("PNX") and has served investors for over 70 years. PNX is a leading provider of wealth management products and services to individuals and businesses. PNX's primary place of business is One American Row, Hartford, CT 06115. As of March 31, 2003, PXP had approximately $52.9 billion in assets under management through its investment partners: Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Capital West Asset Management, LLC (Capital West) in Greenwood Village, CO; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago; Kayne Anderson Rudnick Investment Management, LLC (Kayne) in Los Angeles; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; Phoenix/Zweig in New York; Walnut Asset Management, LLC in Philadelphia; and Phoenix Investment Counsel, Inc. (Goodwin, Hollister, and Oakhurst divisions) in Hartford, CT, Sarasota, FL, and Scotts Valley, CA, respectively.

   Overall responsibility for the management and supervision of the Trust and the Funds rests with the Trustees of the Phoenix Trust (the "Trustees"). Phoenix/Zweig's services under its Management Agreement are subject to the direction of the Trustees.


   The Management Agreement will continue in effect from year to year if specifically approved annually by a majority of the Board of Trustees who are not parties to such contract or interested persons of any such party. The Management Agreement may be terminated without penalty by either of the parties on 60 days' written notice and must terminate in the event of its assignment.

   The Management Agreement provides that the Adviser is liable only for its acts or omissions caused by its willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of its obligations under the Management Agreement. The Management Agreement permits the Adviser to render services to others and to engage in other activities.


   Pursuant to the Management Agreement, the Adviser: (a) supervises and assists in the management of the assets of each Fund, furnishes each Fund with research, statistical and advisory services and provides regular reports to the Trustees;
(b) provides advice and assistance with the operations of the Trust, compliance support, preparation of the Trust's registration statements, proxy materials and other documents and advice and assistance of the Adviser's Counsel; (c) makes investment decisions for the Trust; (d) selects brokers and dealers to execute transactions for each Fund; (e) ensures that investments follow the investment objective, strategies, and policies of that Fund and comply with government regulations; and (f) furnishes office facilities, personnel necessary to provide advisory services to the Funds, personnel to serve without salaries as officers or agents of the Trust and compensation and expenses of any Trustees who are also full-time employees of the Adviser or any of its affiliates.

   In managing the assets of the Funds, the Adviser furnishes continuously an investment program for each Fund consistent with the investment objectives and policies of that Fund. More specifically, the Adviser determines from time to time what securities shall be purchased for the Trust and what securities shall be held or sold by the Trust. The Adviser is subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and its registration statement under the 1940 Act and under the 1933 Act covering the Trust's shares, as filed with the SEC, and to the investment objectives, policies and restrictions of the Trust, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the Trustees of the Trust may from time to time establish. To carry out such determinations, the Adviser places order for the investment and reinvestment of each Fund's assets (see "Portfolio Transactions and Brokerage").

   The Trust pays the Adviser for its services, pursuant to the Management Agreement, a monthly fee at the annual rate of 0.75% of the average daily net assets of the Strategy Fund and 1.00% of the average daily net assets of the Appreciation Fund and Managed Assets. Effective January 1, 2003, the Adviser has voluntarily agreed to waive a portion of its investment management fee as to Managed Assets so that the annual rate paid by the Fund will be 0.75% after such waiver.

   For services to the Trust during the fiscal years ended December 31, 2000, 2001 and 2002, the Adviser received fees of $10,075,475, $7,195,114 and
$5,179,434, respectively, under the Management Agreement in effect. Of these totals, the Adviser received fees from each Fund as follows:


FUND                        2000               2001               2002
----                        ----               ----               ----
Appreciation Fund        $1,776,981         $1,253,596         $1,082,984
Managed Assets            4,389,722          2,952,430          2,079,657
Strategy Fund             2,470,710          1,469,500            947,445

   The Adviser may draw upon the resources of the Distributor and its qualified affiliates in rendering its services to the Trust. The Distributor or its affiliates may provide the Adviser (without charge to the Trust) with investment information and recommendations that may serve as the principal basis for investment decisions with respect to certain Funds of the Trust.


   The Trust, its Adviser and Subadviser, and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the Investment Company Act of 1940. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Fund, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Fund has a pending order.

BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AGREEMENT
   The Board of Trustees is responsible for overseeing the performance of the Fund's investment adviser and determining whether to approve and renew the Fund's investment advisory arrangements. In approving the agreement, the Board primarily considered the nature and quality of the services provided under the agreement and the overall fairness of the agreement to the Fund. A report from the Adviser that addressed specific factors designed to inform the Board's consideration on these and other issues was supplied to Board members in advance of the annual contract review meeting and reviewed with them at that meeting.

   With respect to the nature and quality of the services provided, the Board regularly reviews information comparing the performance of the Fund with a peer group of funds and a relevant market index, the allocation of the Fund's brokerage commissions, including any allocations to affiliates, the adviser's record of compliance with its investment policies and restrictions on personal securities transactions. The Board also reviews data relating to the quality of brokerage execution received by the Fund, including the adviser's use of brokers or dealers in fund transactions that provided research and other services to the adviser and the potential benefits derived by the Fund from such services. Additionally, the Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of the Fund and respond to the Board's questions concerning performance of the adviser.

   With respect to the overall fairness of the advisory agreement, the Board primarily considered information relating to the profitability of the adviser and its affiliates based upon the terms of the advisory agreement and relating to the Fund's fee structures, including a comparative analysis of the Fund's management fees, total expenses and 12b-1 fees with its peer group. The Board also considered the existence of any economies of scale and whether those were passed along to the Fund's shareholders through a graduated advisory fee schedule or other means, including any fee waivers by the adviser and/or its affiliates. They also considered the voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.

   The Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the agreements. It concluded that the compensation under the agreements is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.


                                 NET ASSET VALUE


   The net asset value per share of each class of shares of each Fund is determined as of the close of regular trading on the NYSE (normally 4:00 p.m. eastern time) on each day that the NYSE is open. The NYSE is closed on the following holidays (or the weekdays on which these holidays are celebrated when they fall on a weekend): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


   Shares are entitled to dividends as declared by the Board and, on liquidation of a Fund, are entitled to receive their share of the net assets of the Fund. Shareholders have no preemptive rights. The Trust's fiscal year ends on December 31.

   We subtract the non-class specific liabilities of a Fund from the Fund's assets to determine its total net assets. We then determine each class's proportionate interest in the Fund's net assets. The liabilities attributable to that class, including its distribution fees, are then deducted and the resulting amount is divided by the number of shares of that class outstanding to produce its net asset value per share.


   Stocks, futures and options are valued at the closing prices reported on recognized securities exchanges or, if no sale was reported, and for unlisted securities, at the last bid price, generally. Bonds and other fixed-income securities are valued at prices obtained from an established bond-pricing service when such prices are available. Forward foreign currency contracts are valued using forward currency exchange rates supplied by a quotation service. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Short-term obligations having a remaining maturity of 60 days or less are valued at amortized cost (which approximates market value).


                                HOW TO BUY SHARES

   The minimum initial investment is $500, and the minimum subsequent investment is $25 for Class A Shares, Class B Shares or Class C Shares. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan (a bank draft investing program administered by the Distributor), or pursuant to the Systematic Exchange privilege, or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. The minimum initial investment for Class I Shares is $1,000,000 with no minimum subsequent investment. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.


   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.


                        ALTERNATIVE PURCHASE ARRANGEMENTS


   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the New York Stock Exchange are confirmed at the offering price effective at that time, provided the order is received by the Authorized Agent prior to its close of business.


   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges on Class B Shares or Class C Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time.


   Dividends paid by the Fund, if any, with respect to each Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each Class of Shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes" section of this Statement of Additional Information.


CLASS A SHARES
   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed, except that a 1.00% deferred sales charge applies to shares purchased by an investor in amounts over $1 million if redeemed within 12 months of purchase. Such deferred sales charge may be waived under certain conditions. Class A Shares are subject to ongoing distribution and services fees at an annual rate of 0.30% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

CLASS B SHARES
   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within six years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.

   Class B Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares seven years after the end of the calendar month in which the shareholder's order to purchase was accepted subject to the qualifications described in the Funds' Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time from most of the burden of such distribution related expenses. The seven-year time limit has been deemed sufficient for the Adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares.

   Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending seven years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and services fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's Fund account (other than those in the subaccount) convert to Class A, an equal pro rata portion of the Class B Share dividends in the subaccount will also convert to Class A Shares.

CLASS C SHARES

   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class C Shares.


CLASS I SHARES
   Class I Shares are offered primarily to persons subject to the Subadviser's Code of Ethics relating to personal securities transactions and to tax-exempt retirement plans specifically affiliated with the Subadviser, as well as certain institutional investors. If you are eligible to purchase and do purchase Class I Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class I Shares. Class I Shares are not available in all states.

CLASS A SHARES--REDUCED INITIAL SALES CHARGES
   Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below.


   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Kayne Funds, the Phoenix Trust funds, the Phoenix-Engemann Funds, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (for at least 90 days) of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or (5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from PNX, Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (10) any person with a direct rollover transfer of shares from an established Phoenix Trust qualified plan; (11) any Phoenix Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000 and by retirement plans with assets of $1,000,000 or more or at least 50 eligible employees; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds, the Phoenix-Kayne Fund, Phoenix Trust funds, Phoenix Trust or Phoenix-Seneca Funds if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid; (16) any deferred compensation plan established for the benefit of any Phoenix Fund, the Phoenix-Kayne Funds, Phoenix Trust fund, Phoenix-Engemann Fund or Phoenix-Seneca Fund trustee or director; provided that sales to persons listed in (1) through (16) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (17) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (19) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; or (20) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of the investors described in (17) through (20) may be charged a fee by the broker, agent or financial intermediary for purchasing shares).


COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of the Phoenix Trust funds (other than Phoenix-Goodwin Money Market Fund Class A Shares or other Affiliated Phoenix Fund, if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.


   An "Affiliated Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Funds.


   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of the Phoenix Trust funds (other than Phoenix-Goodwin Money Market Fund Class A Shares, if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C Shares or Class B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. Your purchase of any class of shares of the Phoenix Trust funds, if made over time by the same person may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.


   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS A SHARES--WAIVER OF DEFERRED SALES CHARGE
   The 1% CDSC will be waived where the investor's dealer of record, due to the nature of the investor's account, notifies the distributor prior to the time of the investment that the dealer waives the commission otherwise payable to the dealer, or agrees to receive such commissions ratably over a 12-month period.

CLASS B AND CLASS C SHARES--WAIVER OF SALES CHARGES
   The CDSC is waived on the redemption (sale) of Class B Shares and Class C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid;
(e) from certain other Class A Share and Class C Share retirement plans; (f) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, in which such shares the Distributor has not paid the dealer the Class B sales commission; (g) based on the exercise of exchange privileges among Class B Shares and Class C Shares of these Funds; (h) based on any direct rollover transfer of shares from an established Fund qualified plan into another Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (i) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B or Class C Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed. Shareholders between the ages of 59 1/2 and 70 1/2 receiving a CDSC waiver on mandatory distributions under retirement plans described in condition (c) above prior to May 1, 1999, will continue to receive the waiver.

CONVERSION FEATURE--CLASS B SHARES
   Class B Shares will automatically convert to Class A Shares of the same Fund seven years after they are bought. Conversion will be on the basis of the then prevailing net asset value of Class A Shares and Class B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Trust were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Funds.

IMMEDIATE INVESTMENT
   In order to obtain immediate investment of funds, initial and subsequent purchases of shares of a Fund may also be made by wiring Federal Funds (monies held in a bank account with a Federal Reserve Bank) directly pursuant to the following instructions:

   (1) For initial investments, telephone the Trust at (800) 367-5877. Certain information will be requested from you regarding the account, and an account number will be assigned.


   (2) Once an account number has been assigned, direct your bank to wire the Federal Funds to State Street Bank and Trust Company, Custody & Shareholder Services Division, Boston, Massachusetts 02105, attention of the appropriate Fund of the Phoenix Trust. Your bank must include the account number and the name(s) in which your account is registered in its wire and also request a telephone advice. Your bank may charge a fee to you for transmitting funds by wire.


   An order for shares of a Fund purchased with Federal Funds will be accepted on the business day Federal Funds are wired provided the Federal Funds are received by 4:00 p.m. on that day; otherwise, the order will not be accepted until the next business day. Shareholders should bear in mind that wire transfers may take two or more hours to complete.

   Promptly after an initial purchase of shares made by wiring Federal Funds directly, the shareholder should complete and mail an Account Application to Equity Planning.


                            INVESTOR ACCOUNT SERVICES

The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Mutual Fund Services at (800) 243-1574. The Trust and the Distributor reserve the right to modify or terminate these services upon reasonable notice. Broker/dealers may impose their own restrictions and limits on accounts held through the broker/dealer. Please consult your broker/dealer for account restriction and limit information.

EXCHANGES

   Under certain circumstances, shares of any Phoenix Trust fund may be exchanged for shares of the same class of another Phoenix Trust fund or other Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Phoenix Trust fund or other Affiliated Phoenix Fund, if currently offered. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes"). Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Phoenix Trust fund or other Affiliated Phoenix Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix Trust fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.


DIVIDEND REINVESTMENT ACROSS ACCOUNTS

   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Trust funds or other Affiliated Phoenix Fund at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Fund carefully before directing dividends and distributions to another Fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.


INVEST-BY-PHONE

   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via an Automated Clearing House (ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via the ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Trust may delay the mailing of a check for redemption proceeds of Trust shares purchased with a check or via Invest-by-Phone service until the Trust has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days.


   The Trust and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM

   The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through an ACH to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.


   Shareholders participating in the Systematic Withdrawal Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

   Through the Program, Class B and Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B and Class C shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares or Class C Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.


                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefore postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check. See the Funds' current Prospectus for further information.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

   Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.

   A shareholder should contact his/her broker/dealer if he/she wishes to transfer shares from an existing broker/dealer street name account to a street name account with another broker/dealer. The Fund has no specific procedures governing such account transfers.

REDEMPTION OF SMALL ACCOUNTS
   Each shareholder account in the Funds which has been in existence for at least one year and which has a value of less than $200 due to redemption activity may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the address of record. During the 60-day period the shareholder has the right to add to the account to bring its value to $200 or more. See the Funds' current Prospectus for more information.

BY MAIL

   Shareholders may redeem shares by making a written request, executed in the full name of the account, directly to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Trust redeem the shares. See the Funds' current Prospectus for more information.


TELEPHONE REDEMPTIONS
   Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Funds' current Prospectus for additional information.


REDEMPTION IN KIND
   To the extent consistent with state and federal law, the Funds may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Funds at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of a Fund. A shareholder receiving such securities would incur brokerage costs when he sold the securities.

ACCOUNT REINSTATEMENT PRIVILEGE
   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Funds' current Prospectus for more information.

                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Trust are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call Equity Planning (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN
   Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

TAX STATUS
   Each Fund of the Trust will be treated as a separate corporation for purposes of the Internal Revenue Code of 1986, as amended (the Code) (except for purposes of the definitional requirements for regulated investment companies under Code
Section 851(a)). By paying dividends representing its investment company taxable income within the time periods specified in the Code and by meeting certain other requirements, each Fund intends to qualify as a regulated investment company under the Code. Since each Fund intends to distribute at least annually its investment company taxable income, net capital gains, and capital gain net income, it will not be subject to income or excise taxes otherwise applicable to undistributed income of a regulated investment company. If a Series were to fail to distribute all its income and gains, it would be subject to income tax and, in certain circumstances, a 4% excise tax.

TAXATION OF SHAREHOLDERS
   Dividends from net investment income and distributions from short-term capital gains are taxable to shareholders as ordinary income. Distributions from net capital gains that are properly designated as capital gains dividends are taxable to shareholders as long-term capital gains regardless of the length of time the shares in respect of which such distributions are received have been held.


   Distributions by the Funds out of their dividend income from domestic corporations may qualify in whole or in part for the deduction if the distributing Fund does not sell the stock in respect of which it received such dividends before satisfying a 46-day holding period requirement (91 days for certain preferred stock), and the shareholder holds his Trust shares in the distributing Fund for at least 46 days. For this purpose, the distributing Fund holding period in such stock may be reduced for periods during which the Fund reduces its risk of loss from holding the stock (e.g., by entering into option contracts).


   Investors who purchase shares shortly before the record date for a distribution will pay a share price that includes the value of the anticipated distribution and will be taxed on the distribution when it is received even though with respect to them the distribution represents in effect a return of a portion of their purchase price. Any loss realized on a sale or exchange of shares will be disallowed if the shares disposed of are replaced within a period of 61 days beginning 30 days before the shares are sold or exchanged. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.


   Individuals and certain other non-exempt payees will be subject to a percentage backup Federal withholding tax on dividends and other distributions from the Funds, as well as on the proceeds of redemptions of Funds at the rate in effect when such payments are made if the affected Fund is not provided with the shareholder's correct taxpayer identification number and certification that the shareholder is not subject to such backup withholding, or if the Internal Revenue Service notifies such Fund that the shareholder has failed to report proper interest or dividends. For most individuals, the taxpayer identification number is the taxpayer's social security number.

TAX TREATMENT OF CERTAIN TRANSACTIONS
   In general, and as explained more fully below, if the Trust enters into combinations of investment positions by virtue of which its risk of loss from holding an investment position is reduced on account of one (or more) other positions (i) losses realized on one position may be deferred to the extent of any unrecognized gain on another position and (ii) long-term capital gains or short-term capital losses may be recharacterized, respectively, as short-term gains and long-term losses. Investments in foreign currency denominated instruments or securities may generate, in whole or in part, ordinary income or loss. The Federal income tax treatment of gains and losses realized from transactions involving options on stock or securities entered into by a Fund will be as follows: Gain or loss from a closing transaction with respect to options written by a Fund, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss from the sale of put and call options that a Fund purchases, and loss attributable to the lapse of such options, will be treated as capital gain or loss. The capital gain or loss will be long- or short-term depending on whether or not the affected option has been held for more than one year. For this purpose, an unexercised option will be deemed to have been sold on the date it expired. It should be noted, however, that if a put is acquired at a time when the underlying stock or security has been held for not more than one year, or if shares of the underlying stock or security are acquired while such put is held, any gain on the subsequent exercise, sale or expiration of the put will generally be short-term gain.

   Any regulated futures contract or listed non-equity option held by a Fund at the close of its taxable year will be treated as sold for its fair market value on the last business day of such taxable year. Sixty percent of any gain or loss with respect to such deemed sales, as well as the gain or loss from the termination during the taxable year of the Fund's obligation (or rights) with respect to such contracts by offsetting, by taking or making delivery, by exercise or being exercised, by assignment or being assigned, by lapse, or otherwise, will be treated as long-term capital gain or loss and the remaining forty percent will be treated as short term capital gain or loss. A Fund may make certain elections that modify the above tax treatment with respect to regulated futures contracts or listed non-equity options that are part of a mixed straddle, as defined by the Code.

   The Trust may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a Fund's ability to distribute adequate income to qualify as a regulated investment company.

   Treasury Regulations pursuant to Section 1092 provide for the coordination of the wash sale rules and the short sale rules with the straddle rules. Generally, the wash sale rules prevent the recognition of loss where a position is sold at a loss and a substantially identical position is acquired within a prescribed period. The short sale rules generally prevent the use of short sales to convert short-term capital gain to long-term capital gain and long-term capital loss to short-term capital loss.

   In addition to the Federal income tax consequences described above relating to an investment in the Trust, there may be other Federal, state, local or foreign tax considerations that depend upon the circumstances of each particular investor. Prospective shareholders are therefore urged to consult their tax advisers with respect to the effects of this investment on their specific situations.


                                 THE DISTRIBUTOR


   Pursuant to its Distribution Agreement with the Trust (the "Distribution Agreement"), Phoenix Equity Planning Corporation ("Equity Planning" or the "Distributor") acts as distributor of the Trust's shares and receives: with respect to Class A Shares, a front-end sales commission, as described in the Prospectus under "Sales Charges," and a 1% CDSC which may apply on redemptions within 12 months of purchases not subject to a sales charge; with respect to Class B Shares, a declining CDSC ranging from 5% to 1% of the gross proceeds of a redemption of shares held for less than seven years; and, with respect to Class C Shares, a CDSC of 1.25% of the gross proceeds of a redemption of shares held for less than one year. The Distributor also is compensated under the Rule 12b-1 distribution plans as described more fully below. John F. Sharry and William R. Moyer, officers of the Fund, are officers of Equity Planning.


   Equity Planning has undertaken to use its best efforts to find purchasers for shares of the Trust. Shares of each Fund are offered on a continuous basis. Pursuant to distribution agreements for each class of shares or distribution method, the Distributor will purchase shares of the Trust for resale to the public, either directly or through securities dealers or agents, and is obligated to purchase only those shares for which it has received purchase orders. Equity Planning may also sell Trust shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Trust shares with Equity Planning. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of bank-affiliated securities brokers are not permitted, the Trustees will consider what action, if any, is appropriate. It is not anticipated that termination of sales agreements with bank-affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Fund.

   For its services under the Distribution Agreement, the Distributor receives sales charges on transactions in Fund shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, the Distributor may receive payments from the Fund pursuant to the Distribution Plans described below. For the fiscal years ended December 31, 2000, 2001 and 2002, purchasers of shares of the Funds paid aggregate sales charges of $999,590, $329,805 and $175,929, respectively, of which the Distributor received net commissions of $937,275, $285,678 and $155,163, respectively, for its services, the balance being paid to dealers. For the fiscal year ended December 31, 2002, the Distributor received net commissions of $8,694 for Class A Shares and deferred sales charges of $146,469 for Class B Shares and Class C Shares.


DEALER CONCESSIONS
   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as set forth below.


CLASS A SHARES


                                                                                                       DEALER DISCOUNT
                                                SALES CHARGE                SALES CHARGE                OR AGENCY FEE
             AMOUNT OF TRANSACTION              AS PERCENTAGE              AS PERCENTAGE              AS PERCENTAGE OF
               AT OFFERING PRICE              OF OFFERING PRICE          OF AMOUNT INVESTED            OFFERING PRICE
               -----------------              -----------------          ------------------            --------------
       Less than $50,000                            5.75%                      6.10%                        5.25%
       $50,000 but under $100,000                   4.75%                      4.99%                        4.25%
       $100,000 but under $250,000                  3.75%                      3.90%                        3.25%
       $250,000 but under $500,000                  2.75%                      2.83%                        2.25%
       $500,000 but under $1,000,000                2.00%                      2.04%                        1.75%
       $1,000,000 or more                           None                       None                         None


   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B Shares or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan (the "Plan") due to waiver of the CDSC for these Plan participants' purchases. There is no dealer compensation payable on Class I Shares. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.


   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements;
(b) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million. If part or all of such investment as described in (c) and (d) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, a 1% CDSC will apply, except for redemptions of shares purchased by an investor in amounts of $1 million or more where such investor's dealer of record, due to the nature of the investor's account, notifies the distributor prior to the time of the investment that the dealer waives the commission otherwise payable to the dealer, or agrees to receive such commissions ratably over a 12 month period. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. Equity Planning reserves the right to discontinue or alter such fee payment plans at any time.

   From its own resources or pursuant to the Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

ADMINISTRATIVE SERVICES

   Equity Planning acts as administrative agent of the Fund and as such performs administrative, bookkeeping and pricing functions for the Fund. For its services, Equity Planning is entitled to a fee payable monthly and based upon the average of the aggregate daily net asset value of the Fund, at the following incremental annual rates:

              First $50 million                                    .07%
              $50 million to $200 million                          .06%
              Greater than $200 million                            .01%


   Equity Planning retains PFPC, Inc. as subagent for the Fund. For services during the Fund's fiscal year ended December 31, 2000, 2001 and 2002, Equity Planning received $488,772, $314,006 and $328,221, respectively.



                               DISTRIBUTION PLANS


   The Trust has adopted a distribution plan for each class of shares of each Fund except Class I Shares (i.e., a plan for the Class A and C Shares and a plan for the Class B Shares; collectively, the "Plans") in accordance with Rule 12b-1 under the Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Distribution Agreement. Each class of shares of each Fund pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at the following rates: for Class A Shares of all Funds at a rate of 0.05% per annum; for Class B Shares of all Funds at a rate of 0.75% per annum; for Class C Shares of all Funds at a rate of 0.75% per annum.

   From the Service Fee the Distributor expects to pay a quarterly fee to qualifying broker/dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor. The Distributor also pays to dealers as additional compensation with respect to Class C Shares, 0.70% of the average annual net asset value of that class.

   A report of the amounts expended under the Plans must be made to the Board of Trustees and reviewed by the Board at least quarterly. In addition, the Plans provide that they may not be amended to increase materially the costs which the Trust may bear for distribution pursuant to the Plans without shareholder approval and that other material amendments to the Plans must be approved by a majority of the Board, including a majority of the Board who are neither interested persons of the Trust (as defined in the 1940 Act) nor have any direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments.


   The Plans are subject to annual approval by a majority of the Board of Trustees, including a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on the Plans. The Plans are terminable at any time by vote of a majority of the Independent Trustees or, with respect to any Class or Fund, by vote of a majority of the shares of such Class or Fund. Pursuant to the Plans, any new trustees who are not interested persons must be nominated by existing trustees who are not interested persons. If the Plans are terminated (or not renewed) with respect to one or more Classes or Funds, they may continue in effect with respect to any Class or Fund as to which they have not been terminated (or have not been renewed).

   Benefits from the Plans may accrue to the Trust and its shareholders from the growth in assets due to sales of shares to the public pursuant to the Plans. Increases in a Fund's net assets from sales pursuant to its Plan may benefit shareholders by reducing per share expenses, permitting increased investment flexibility and diversification of the Fund's assets, and facilitating economies of scale (e.g., block purchases) in the Fund's securities transactions. Under their terms, the Plans will continue from year to year, provided that such continuance is approved annually by a vote of the Trustees in the manner described above. In making its determination to continue the Plans, the Board considers, among other factors: (1) the Trust's experience under the Plans and the previous Rule 12b-1 Plans of the Trust, and whether such experience indicates that the Plans would operate as anticipated; (2) the benefits the Trust had obtained under the Plans and would be likely to obtain under the Plans; (3) what services would be provided under the Plans by the Distributor to the Trust and its shareholders; and (4) the reasonableness of the fees to be paid to the Distributor for its services under the Plans. Based upon their review, the Board, including each of the Independent Trustees, determined that the continuance of the Plans would be in the best interest of the Trust, and that there was a reasonable likelihood that the Plans would benefit the Trust and its shareholders. In the Board's quarterly review of the Plans, they will consider their continued appropriateness and the level of compensation provided therein.

   The Board of Trustees has the right to terminate the Rule 12b-1 Plan for the Class B Shares, and in the event of such termination, no further payments would be made thereunder. However, in the event the Board of Trustees were to terminate the Rule 12b-1 Plan for the Class B Shares for any Fund, the Trust may not thereafter adopt a new Rule 12b-1 Plan for a class of that Fund having, in the good faith determination of the Board of Trustees, substantially similar economic characteristics to the Class B

Shares. Termination of the Rule 12b-1 Plan for the Class B Shares or the Distribution Agreement does not affect the obligation of the Class B shareholders to pay CDSCs. The Distributor has sold its right to receive certain payments under the Distribution Agreement to a financial institution in order to finance the distribution of the Class B Shares.


   For the fiscal year ended December 31, 2002, the Trust paid Rule 12b-1 fees in the amount of $3,435,746, of which the Distributor, received $655,890, unaffiliated broker-dealers received $2,774,048, and $5,808 was paid to WS Griffith Securities, Inc, an indirect subsidiary of PNX. The 12b-1 payments were used for (1) compensating dealers, $2,895,559, (2) compensating sales personnel, $2,786,922, (3) advertising, $892,442, (4) printing and mailing of prospectuses to other than current shareholders, $24,454, (5) service costs, $211,150 and (6) other, $362,908.


   Because all amounts paid pursuant to the Plans are paid to the Distributor, the Distributor and its officers, directors and employees, all may be deemed to have a direct or indirect financial interest in the operation of the Plans. None of the Trustees who is not an interested person of the Trust has a direct or indirect financial interest in the operation of the Plans.

   The Board of Trustees has also adopted a Rule 18f-3 Multi-Class Share Plan permitting the issuance of shares in multiple classes.


                             MANAGEMENT OF THE TRUST

   The Trustees of the Trust are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware business trust law.

TRUSTEES AND OFFICERS
   The address of each individual, unless otherwise noted, is 900 Third Avenue, 31st Floor, New York, NY 10022. There is no stated term of office for Trustees of the Trust.

                              INDEPENDENT TRUSTEES
                              --------------------


                                                NUMBER OF
                                                PORTFOLIOS IN
                                                FUND COMPLEX
                               LENGTH OF        OVERSEEN BY        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
 NAME, (AGE) AND ADDRESS       TIME SERVED      TRUSTEE            AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
 -----------------------       -----------      -------            ---------------------------------------
 James Balog (75)              Served since             4          Currently retired.  Director, Transatlantic Holdings,
                               1997.                               Inc. (reinsurance) since 1990. Director, Great West
                                                                   Life and Annuity Insurance Company since 1993. Director,
                                                                   Elan, plc (pharmaceuticals) 1990-1999.

 Claire B. Benenson (83)       Served since            4           Consultant on Financial Conferences. Trustee, Burnham
                               1989.                               Investors Trust (since 1972) (5 portfolios). Vice
                                                                   President, 92nd St. YMYWHA (charitable organization)
                                                                   (since 1999).

 S. Leland Dill (72)           Served since            4           Currently retired.  Trustee, Deutsche Asset Management
 5070 North Ocean Dr.          1986.                               mutual funds (33 portfolios) (1986-present).  Director,
 Singer Island, FL 33404                                           Coutts & Co. Trust Holdings Limited (1991-1999),
                                                                   Coutts & Co. Group (1994-1999) and Coutts & Co.
                                                                   International (USA) (private banking) (1992-2000).

 Donald B. Romans (71)         Served since            4           President, Romans & Company (private investors and
 39 S. Sheridan Road           1989.                               financial consultants) since 1987. Trustee, Burnham
 Lake Forest, IL  60045                                            Investors Trust (5 portfolios).


                               INTERESTED TRUSTEE
                               ------------------

   The person listed below is an "interested person" of the Trust, as defined in
Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.


                                                NUMBER OF
                                                PORTFOLIOS IN
                                                FUND COMPLEX
                               LENGTH OF        OVERSEEN BY        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
 NAME, (AGE) AND ADDRESS       TIME SERVED      TRUSTEE            AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
 -----------------------       -----------      -------            ---------------------------------------
*Philip R. McLoughlin (56)     Served since             46         Director, PXRE Corporation (Delaware) (1985-present),
56 Prospect Street             2000.                               World Trust Fund (1991-present). Chairman (1997-2002),
Hartford, CT 06115-0480                                            Director (1995-2002), Vice Chairman (1995-1997) and Chief
                                                                   Executive Officer (1995-2002), Phoenix Investment
Chairman, President and                                            Partners, Ltd. Director, Executive Vice President and
Chief Executive Officer                                            Chief Investment Officer, The Phoenix Companies, Inc.
                                                                   (2001-2002). Director (1994-2002) and Executive Vice
                                                                   President, Investments (1988-2002), Phoenix Life
                                                                   Insurance Company. Director (1983-2002) and Chairman
                                                                   (1995-2002), Phoenix Investment Counsel, Inc. Director
                                                                   (1984-2002) and President (1990-2000), Phoenix Equity
                                                                   Planning Corporation. Chairman and Chief Executive
                                                                   Officer, Phoenix/Zweig Advisers LLC (1999-2002).
                                                                   Director and President, Phoenix Investment Management
                                                                   Company (2001-2002). Director and Executive Vice
                                                                   President, Phoenix Life and Annuity Company (1996-2002).
                                                                   Director and Executive Vice President, PHL Variable
                                                                   Insurance Company (1995-2002). Director, Phoenix
                                                                   National Trust Company (1996-2002). Director and Vice
                                                                   President, PM Holdings, Inc. (1985-2002). Director, PHL
                                                                   Associates, Inc. (1995-2002). Director (1992-2002) and
                                                                   President (1992-1994), WS Griffith Securities, Inc.

* Mr. McLoughlin is an "interested person" by reason of his relationship with The Phoenix Companies, Inc. and its affiliates.


                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES
                   ------------------------------------------


                               POSITION(S) HELD
                               WITH TRUST AND
                               LENGTH OF
 NAME, (AGE) AND ADDRESS       TIME SERVED            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
 -----------------------       -----------            -------------------------------------------
 William R. Moyer (58)         Executive Vice         Executive Vice President and Chief Financial Officer
 56 Prospect Street            President since        (1999-present), Senior Vice President and Chief Financial Officer
 Hartford, CT 06115-0480       1999.                  (1995-1999), Phoenix Investment Partners, Ltd. Director
                                                      (1998-present), Senior Vice President, Finance (1990-present),
                                                      Chief Financial Officer (1996-present), and Treasurer
                                                      (1998-present), Phoenix Equity Planning Corporation. Director
                                                      (1998-present), Senior Vice President (1990-present), Chief
                                                      Financial Officer (1996-present) and Treasurer (1994-present),
                                                      Phoenix Investment Counsel, Inc. Senior Vice President and Chief
                                                      Financial Officer, Duff & Phelps Investment Management Co.
                                                      (1996-present). Vice President, Phoenix Fund Complex (1990-present).

 John F. Sharry (52)           Executive Vice         President, Private Client Group (1999-present), Executive Vice
 56 Prospect Street            President since        President, Retail Division (1997-1999), Phoenix Investment
 Hartford, CT 06115-0480       1999.                  Partners, Ltd. President, Private Client Group, Phoenix Equity
                                                      Planning Corporation (2000-present). Executive Vice President,
                                                      Phoenix Fund Complex (1998-present).

 Marc Baltuch (57)             Secretary since        Director and President, Watermark Securities, Inc. since 1990.
                               1989.                  First Vice President, Chief Compliance Officer and Secretary, PXP
                                                      Securities Corp. until 1999. First Vice President, Zweig/Glaser
                                                      Advisers LLC and Euclid Advisors LLC (until 1999).



                               POSITION(S) HELD
                               WITH TRUST AND
                               LENGTH OF
 NAME, (AGE) AND ADDRESS       TIME SERVED            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
 -----------------------       -----------            -------------------------------------------
Nancy G. Curtiss (50)          Treasurer since        Vice President, Fund Accounting (1994-present) and Treasurer
56 Prospect Street             1999.                  (1996-present), Phoenix Equity Planning Corporation. Treasurer,
Hartford, CT 06115-0480                               Phoenix Fund Complex (1994-present).


COMMITTEES OF THE BOARD
-----------------------
   The Board of Trustees has established an Audit Committee. The Audit Committee's is responsible for overseeing the Funds' accounting and auditing policies and practices. The Committee reviews the Fund's financial reporting procedures, its system of internal control, the independent audit process, and the Fund's procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are James Balog, Claire B. Benenson, S. Leland Dill and Donald B. Romans. The Committee met twice during the Trust's last fiscal year.

COMPENSATION
------------
   Trustees who are not interested persons of the Trust receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers of the Trust and Trustees who are interested persons of the Trust receive no compensation directly from the Trust for performing their duties of their offices, but are compensated for their services by the adviser. The Trust does not have any retirement plan for its Trustees.


   For the Trust's fiscal year ended December 31, 2002, the Trustees received the following compensation:

                                                                          TOTAL
                                                                       COMPENSATION
                                                                      FROM TRUST AND
                                         AGGREGATE                     FUND COMPLEX
                                       COMPENSATION                     (4 FUNDS)
              NAME                      FROM TRUST                   PAID TO TRUSTEES
              ----                      ----------                   ----------------
James Balog                              $22,896                         $28,910
Claire B. Benenson                       $22,896                         $28,910
S. Leland Dill                           $22,896                         $28,910
Philip R. McLoughlin                          $0                              $0
Donald B. Romans                         $22,896                         $28,910


TRUSTEE OWNERSHIP OF SECURITIES
-------------------------------

      Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2002.


                                                                                           AGGREGATE DOLLAR RANGE OF
                                                                                    TRUSTEE OWNERSHIP IN ALL FUNDS OVERSEEN
                                               DOLLAR RANGE OF EQUITY                         BY TRUSTEE IN FAMILY
           NAME OF TRUSTEE                     SECURITIES IN THE FUND                       OF INVESTMENT COMPANIES
           ---------------                     ----------------------                       -----------------------
James Balog                             None                                                   $50,001 - $100,000

Claire B. Benenson                      Appreciation Fund - $10,001 - $50,000                  $10,001 - $50,000
                                        Strategy Fund - $10,001 - $50,000


S. Leland Dill                          None                                                   None


Philip R. McLoughlin                    None                                                   Over $100,000


Donald B. Romans                        Appreciation Fund - Over $100,000                      Over $100,000
                                        Managed Assets - Over $100,000
                                        Strategy Fund - $50,001 - $100,000

   At April 7, 2003, the Trustees and Officers as a group owned less than 1% of any class of any fund of the Trust.


PRINCIPAL SHAREHOLDERS

   The following table sets forth information as of April 7, 2003 with respect to each person who beneficially owns 5% or more of any class of the Fund's equity securities.

                                                                                 PERCENT
NAME OF SHAREHOLDER                           FUND AND CLASS                   OF THE CLASS        NUMBER OF SHARES
-------------------                           --------------                   ------------        ----------------

MLPF&S                                        Appreciation Fund Class B             9.13%               77,043.046
For the Sole Benefit of its Customers         Appreciation Fund Class C            12.18%              348,537.588
Attn:  Fund Administration                    Managed Assets Class B               16.70%              225,060.754
4800 Deer Lake Drive East,  3rd Fl.           Managed Assets Class C               16.11%            1,990,767.872
Jacksonville, FL   32246-6484                 Strategy Fund Class A                10.41%              823,557.105
                                              Strategy Fund Class B                13.74%              162,067.206
                                              Strategy Fund Class C                13.51%              620,965.615

Prudential Securities Inc. FBO                Appreciation Fund Class I           100.00%                9,614.003
Prudential Retirement Services                Managed Assets Class I              100.00%                3,504.992
Nominee for Trustee
Zweig Associates Inc.
P.O. Box 5310
Scranton, PA 18505-5310



                             ADDITIONAL INFORMATION

CAPITAL STOCK
   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Fund or Class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

   Unlike the stockholders of a corporation, there is a possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust and that every written agreement, undertaking or obligation made or issued by the Trust shall contain a provision to that effect. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.

INDEPENDENT ACCOUNTANTS

   PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, serves as the independent accountants for the Trust. PricewaterhouseCoopers LLP audits the Trust's annual financial statements and expresses an opinion thereon.


CUSTODIAN AND TRANSFER AGENT
   The Bank of New York, One Wall Street, New York, NY 10286 serves as custodian of the Trust's assets.

   Phoenix Equity Planning Corporation ("PEPCO"), 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480, serves as Transfer Agent for the Fund. PEPCO receives a fee equivalent to $13.50 for each shareholder account, plus out-of-pocket expenses. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents are paid a fee by the Transfer Agent. State Street Bank and Trust Company serves as subtransfer agent pursuant to a Subtransfer Agency Agreement.

REPORT TO SHAREHOLDERS
   The fiscal year of the Trust ends on December 31. The Trust will send financial statements to its shareholders at least semiannually. An Annual Report containing financial statements audited by the Trust's independent accountants will be sent to shareholders each year, and is available without charge upon request.

FINANCIAL STATEMENTS

   The Financial Statements for the Fund's fiscal year ended December 31, 2002, appearing in the Fund's 2002 Annual Report to Shareholders, are incorporated herein by reference.

                                    APPENDIX

CORPORATE BOND RATINGS

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:
   Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt-edge. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

DESCRIPTION OF S&P CORPORATE BOND RATINGS:
   AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

   AA -- Bonds rated AA have a strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degrees.

   A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

   BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

   BB, B, CCC -- Bonds rated BB, B or CCC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CCC a higher degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   Bonds rated BBB or lower by S&P and Bonds rated Baa or less by Moody's (non-investment grade securities) are considered to be speculative in nature. Non-investment grade securities will generally be less sensitive to interest rate changes than investment grade securities (those rated A or higher by S&P and BBB or higher by Moody's) but will be more sensitive to adverse economic changes or specific corporate developments. The liquidity risk of non-investment grade securities will be higher than investment grade securities and their value will be more difficult to ascertain due to the lack of an established secondary market. These securities may also be adversely affected by new laws or proposed new laws on the high yield market (e.g., tax proposals).

COMMERCIAL PAPER RATINGS

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:
   The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet obligations. Description of S&P's Commercial Paper Ratings:

   Commercial paper rated A-1 by S&P has the following characteristics:
Liquidity ratios are adequate to meet cash requirements: long-term senior debt is rated A or better, the issuer has access to at least two additional channels of borrowing; and basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position in the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3.

PHOENIX-GOODWIN GOVERNMENT CASH FUND

                        INVESTMENTS AT DECEMBER 31, 2002


  FACE
  VALUE                                     DISCOUNT   MATURITY
  (000)      DESCRIPTION                      RATE       DATE         VALUE
  -----      -----------                    --------   --------   -----------
FEDERAL AGENCY SECURITIES--100.1%
$3,345 FHLB Discount Note ................    1.00%      1/2/03   $ 3,344,907
 5,000 Freddie Mac Discount Note .........    1.64       1/2/03     4,999,772
 2,000 FHLB(b),(c) .......................    2.00       1/3/03     2,000,000
 3,390 Fannie Mae Discount Note ..........    1.24       1/8/03     3,389,183
 1,950 FHLB(b) ...........................    5.13      1/13/03     1,952,115
   475 Freddie Mac Discount Note .........    1.24      1/17/03       474,738
 1,020 FHLB Discount Note ................    1.68      1/22/03     1,019,003
 3,980 Fannie Mae Discount Note ..........    1.25      2/11/03     3,974,334
 5,500 Freddie Mac Discount Note .........    1.23      2/13/03     5,491,919
 4,230 FHLB(b) ...........................    5.00      2/14/03     4,246,347
 3,000 Fannie Mae(b),(c) .................    1.75      2/15/03     3,000,000
 2,555 Fannie Mae Discount Note ..........    1.28      2/19/03     2,550,549
 2,375 Fannie Mae Discount Note ..........    1.25      2/26/03     2,370,382
 2,000 FHLB(b) ...........................    2.38       3/7/03     2,002,600
 1,110 Fannie Mae Discount Note ..........    1.28      3/27/03     1,106,645
 5,000 Fannie Mae(b) .....................    5.75      4/15/03     5,057,134
 3,900 FHLMC(b) ..........................    7.38      5/15/03     3,981,361
   500 FHLB(b) ...........................    5.69      6/19/03       509,264
 1,000 FHLB(b) ...........................    4.50       7/7/03     1,014,227
 1,000 Fannie Mae(b) .....................    5.91      8/25/03     1,028,250
 1,000 FFCB(b) ...........................    5.38       9/8/03     1,023,994
 1,000 FFCB(b) ...........................    5.58      9/11/03     1,025,687
 1,000 FHLB(b) ...........................    5.13      9/15/03     1,025,037
 1,000 FHLB(b) ...........................    5.14      9/22/03     1,023,648
 1,000 FHLB(b) ...........................    5.41     11/24/03     1,033,516
- -----------------------------------------------------------------------------
TOTAL FEDERAL AGENCY SECURITIES                                    58,644,612
- -----------------------------------------------------------------------------

TOTAL INVESTMENTS--100.1%
(IDENTIFIED COST $58,644,612)                                      58,644,612(a)

Other assets and liabilities, net--(0.1)%                             (40,404)
                                                                  -----------
NET ASSETS--100.0%                                                $58,604,208
                                                                  ===========

(a) At December 31, 2002, the aggregate cost of securities was the same for book and tax purposes.

(b) The interest rate shown is the coupon rate.

(c) Callable. The maturity date shown is the call date.

                        See Notes to Financial Statements

PHOENIX-GOODWIN GOVERNMENT CASH FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002

ASSETS
Investment securities at value
   (Identified cost $58,644,612)                                 $58,644,612
Cash                                                                     327
Receivables
   Interest                                                          370,514
   Fund shares sold                                                  292,958
   Receivable from advisor                                             3,923
Prepaid expenses                                                       2,542
                                                                 -----------
     Total assets                                                 59,314,876
                                                                 -----------
LIABILITIES
Payables
   Fund shares repurchased                                           574,993
   Dividend distributions                                             43,629
   Professional fee                                                   48,721
   Transfer agent fee                                                 11,842
   Distribution fee                                                    9,215
   Financial agent fee                                                   933
   Trustees' fee                                                         634
Accrued expenses                                                      20,701
                                                                 -----------
     Total liabilities                                               710,668
                                                                 -----------
NET ASSETS                                                       $58,604,208
                                                                 ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                 $58,604,208
                                                                 -----------
NET ASSETS                                                       $58,604,208
                                                                 ===========
CLASS A
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $3,519,917)                 3,519,917
Net asset value and offering price per share                           $1.00
CLASS B
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $3,192,753)                 3,192,753
Net asset value and offering price per share                           $1.00
CLASS C
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $2,676,147)                 2,676,147
Net asset value and offering price per share                           $1.00
CLASS I
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $1,321,083)                 1,321,083
Net asset value and offering price per share                           $1.00
CLASS M
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $47,894,308)               47,894,308
Net asset value and offering price per share                           $1.00


                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME
Interest                                            $4,051,573
                                                    ----------
     Total investment income                         4,051,573
                                                    ----------
EXPENSES
Investment advisory fee                              1,069,348
Distribution fee, Class A                               11,958
Distribution fee, Class B                               40,410
Distribution fee, Class C                                8,845
Distribution fee, Class M                              197,774
Financial agent fee                                     56,219
Professional                                            84,090
Transfer agent                                          74,683
Custodian                                               35,490
Registration                                            33,430
Trustees                                                17,994
Printing                                                15,029
Miscellaneous                                           15,059
                                                    ----------
     Total expenses                                  1,660,329
     Less expenses borne by investment adviser        (516,894)
                                                    ----------
     Net expenses                                    1,143,435
                                                    ----------
NET INVESTMENT INCOME                               $2,908,138
                                                    ==========

                        See Notes to Financial Statements

PHOENIX-GOODWIN GOVERNMENT CASH FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                            Year Ended            Year Ended
                                                                                             12/31/02              12/31/01
                                                                                          ---------------       ---------------
FROM OPERATIONS
   Net investment income (loss)                                                           $     2,908,138       $     9,609,615
                                                                                          ---------------       ---------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                  2,908,138             9,609,615
                                                                                          ---------------       ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                                 (45,548)             (155,571)
   Net investment income, Class B                                                                 (18,311)             (129,446)
   Net investment income, Class C                                                                 (34,147)             (124,301)
   Net investment income, Class I                                                                 (45,382)              (88,641)
   Net investment income, Class M                                                              (2,764,750)           (9,111,656)
                                                                                          ---------------       ---------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                   (2,908,138)           (9,609,615)
                                                                                          ---------------       ---------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (6,741,673 and 13,721,141 shares, respectively)                6,741,673            13,721,141
   Net asset value of shares issued from reinvestment of distributions
     (40,670 and 144,869 shares, respectively)                                                     40,670               144,869
   Cost of shares repurchased (7,580,979 and 13,820,623 shares, respectively)                  (7,580,979)          (13,820,623)
                                                                                          ---------------       ---------------
Total                                                                                            (798,636)               45,387
                                                                                          ---------------       ---------------
CLASS B
   Proceeds from sales of shares (1,474,457 and 1,224,064 shares, respectively)                 1,474,457             1,224,064
   Net asset value of shares issued from reinvestment of distributions
     (13,408 and 96,120 shares, respectively)                                                      13,408                96,120
   Cost of shares repurchased (3,104,453 and 1,172,276 shares, respectively)                   (3,104,453)           (1,172,276)
                                                                                          ---------------       ---------------
Total                                                                                          (1,616,588)              147,908
                                                                                          ---------------       ---------------
CLASS C
   Proceeds from sales of shares (9,618,108 and 4,169,030 shares, respectively)                 9,618,108             4,169,030
   Net asset value of shares issued from reinvestment of distributions
     (30,867 and 113,751 shares, respectively)                                                     30,867               113,751
   Cost of shares repurchased (10,416,199 and 4,725,773 shares, respectively)                 (10,416,199)           (4,725,773)
                                                                                          ---------------       ---------------
Total                                                                                            (767,224)             (442,992)
                                                                                          ---------------       ---------------
CLASS I
   Proceeds from sales of shares (7,184,989 and 1,048,000 shares, respectively)                 7,184,989             1,048,000
   Net asset value of shares issued from reinvestment of distributions
     (43,364 and 88,641 shares, respectively)                                                      43,364                88,641
   Cost of shares repurchased (8,246,472 and 1,968,002 shares, respectively)                   (8,246,472)           (1,968,002)
                                                                                          ---------------       ---------------
Total                                                                                          (1,018,119)             (831,361)
                                                                                          ---------------       ---------------
CLASS M
   Proceeds from sales of shares (1,352,121,397 and 1,301,602,695 shares,
     respectively)                                                                          1,352,121,397         1,301,602,695
   Net asset value of shares issued from reinvestment of distributions
     (2,206,216 and 6,687,182 shares, respectively)                                             2,206,216             6,687,182
   Cost of shares repurchased (1,554,080,632 and 1,307,906,208 shares, respectively)       (1,554,080,632)       (1,307,906,208)
                                                                                          ---------------       ---------------
Total                                                                                        (199,753,019)              383,669
                                                                                          ---------------       ---------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                 (203,953,586)             (697,389)
                                                                                          ---------------       ---------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                     (203,953,586)             (697,389)

NET ASSETS
   Beginning of period                                                                        262,557,794           263,255,183
                                                                                          ---------------       ---------------
   END OF PERIOD                                                                          $    58,604,208       $   262,557,794
                                                                                          ===============       ===============

                        See Notes to Financial Statements

PHOENIX-GOODWIN GOVERNMENT CASH FUND

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                          CLASS A
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                   2002         2001        2000         1999        1998
Net asset value, beginning of period                              $ 1.00       $ 1.00      $ 1.00       $ 1.00      $ 1.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                            0.01         0.04        0.06         0.04        0.05
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.01         0.04        0.06         0.04        0.05
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.01)       (0.04)      (0.06)       (0.04)      (0.05)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                             --           --          --           --          --
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 1.00       $ 1.00      $ 1.00       $ 1.00      $ 1.00
                                                                  ======       ======      ======       ======      ======
Total return                                                        1.15%        3.50%       5.70%        4.52%       4.91%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                          $3,520       $4,319      $4,273       $6,110      $8,290

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses (2)                                           0.75%        0.68%       0.65%        0.65%       0.65%
   Net investment income                                            1.14%        3.54%       5.62%        4.41%       4.75%

                                                                                          CLASS B
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                   2002         2001        2000         1999        1998
Net asset value, beginning of period                              $ 1.00       $ 1.00      $ 1.00       $ 1.00      $ 1.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                              --(4)      0.03        0.05         0.04        0.04
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                                 --         0.03        0.05         0.04        0.04
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                               --(4)     (0.03)      (0.05)       (0.04)      (0.04)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                             --           --          --           --          --
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 1.00       $ 1.00      $ 1.00       $ 1.00      $ 1.00
                                                                  ======       ======      ======       ======      ======
Total return(1)                                                     0.44%        2.81%       4.98%        3.80%       4.18%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                          $3,193       $4,809      $4,661       $4,650      $1,738

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                                            1.45%        1.38%       1.35%        1.35%       1.35%
   Net investment income                                            0.45%        2.85%       4.96%        3.80%       3.97%

(1) Maximum sales charge is not reflected in total return calculation.

(2) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.51%, 1.53%, 1.20%, 1.09% and 1.30% for the periods ended December 31, 2002, 2001,
    2000, 1999 and 1998, respectively.

(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.15%, 2.07%, 1.99%, 2.51% and 3.70% for the periods ended December 31, 2002, 2001,
    2000, 1999 and 1998, respectively.

(4) Amount is less than $0.01.

                        See Notes to Financial Statements

PHOENIX-GOODWIN GOVERNMENT CASH FUND

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                          CLASS C
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                   2002         2001        2000         1999        1998
Net asset value, beginning of period                              $ 1.00       $ 1.00      $ 1.00       $ 1.00      $ 1.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                            0.01         0.04        0.06         0.04        0.05
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.01         0.04        0.06         0.04        0.05
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.01)       (0.04)      (0.06)       (0.04)      (0.05)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                             --           --          --           --          --
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 1.00       $ 1.00      $ 1.00       $ 1.00      $ 1.00
                                                                  ======       ======      ======       ======      ======
Total return(1)                                                     1.15%        3.50%       5.70%        4.52%       4.91%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                          $2,676       $3,443      $3,886       $5,982      $6,624

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(2)                                            0.75%        0.68%       0.65%        0.65%       0.65%
   Net investment income                                            1.16%        3.60%       5.64%        4.43%       4.73%

                                                                                        CLASS I
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                   2002         2001        2000         1999        1998
Net asset value, beginning of period                              $ 1.00       $ 1.00      $ 1.00       $ 1.00      $ 1.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                            0.01         0.04        0.06         0.05        0.05
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.01         0.04        0.06         0.05        0.05
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.01)       (0.04)      (0.06)       (0.05)      (0.05)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                             --           --          --           --          --
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 1.00       $ 1.00      $ 1.00       $ 1.00      $ 1.00
                                                                  ======       ======      ======       ======      ======
Total return                                                        1.46%        3.80%       6.01%        4.83%       5.23%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                          $1,321       $2,339      $3,171       $2,146      $2,884

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                                            0.45%        0.38%       0.35%       0.35%        0.35%
   Net investment income                                            1.41%        3.80%       5.94%       4.73%        5.15%

(1) Maximum sales charge is not reflected in total return calculation.

(2) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.69%, 1.64%, 1.31%, 1.35% and 1.38% for the periods ended December 31, 2002, 2001,
    2000, 1999 and 1998, respectively.

(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.01%, 1.16%, 1.14%, 0.67% and 1.47% for the periods ended December 31, 2002, 2001,
    2000, 1999 and 1998, respectively.

                        See Notes to Financial Statements

PHOENIX-GOODWIN GOVERNMENT CASH FUND

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                        CLASS M
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                   2002         2001        2000         1999        1998
Net asset value, beginning of period                              $ 1.00       $ 1.00      $ 1.00       $ 1.00      $ 1.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                            0.01         0.04        0.06         0.05        0.05
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.01         0.04        0.06         0.05        0.05
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.01)       (0.04)      (0.06)       (0.05)      (0.05)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                             --           --          --           --          --
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 1.00       $ 1.00      $ 1.00       $ 1.00      $ 1.00
                                                                  ======       ======      ======       ======      ======
Total return                                                        1.39%        3.74%       5.95%        4.77%       5.16%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $47,894     $247,647    $247,264     $146,314     $75,264

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(1)                                            0.51%        0.44%       0.41%        0.41%       0.41%
   Net investment income                                            1.38%        3.83%       5.93%        4.71%       5.01%

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.72%, 0.71%, 0.67%, 0.66% and 0.69% for the periods ended December 31, 2002, 2001,
    2000, 1999 and 1998, respectively.

                        See Notes to Financial Statements

PHOENIX-HOLLISTER APPRECIATION FUND

                        INVESTMENTS AT DECEMBER 31, 2002

                                                        SHARES     VALUE
                                                       -------  -----------
COMMON STOCKS--95.2%

AEROSPACE & DEFENSE--5.4%
DRS Technologies, Inc.(b) ..........................    39,700  $ 1,243,801
Herley Industries, Inc.(b) .........................    73,200    1,274,266
Integrated Defense Technologies, Inc.(b) ...........   139,400    2,021,300
                                                                -----------
                                                                  4,539,367
                                                                -----------
AIR FREIGHT & COURIERS--2.4%
Airborne, Inc. .....................................    70,600    1,046,998
Pacer International, Inc.(b) .......................    74,700      993,510
                                                                -----------
                                                                  2,040,508
                                                                -----------
APPAREL RETAIL--0.6%
Burlington Coat Factory Warehouse Corp. ............    26,100      468,495

APPAREL, ACCESSORIES & LUXURY GOODS--2.3%
Liz Claiborne, Inc. ................................    59,100    1,752,315
Russell Corp. ......................................    13,500      225,990
                                                                -----------
                                                                  1,978,305
                                                                -----------
APPLICATION SOFTWARE--0.6%
SeaChange International, Inc.(b) ...................    79,900      491,385

BANKS--12.1%
Colonial BancGroup, Inc. (The) .....................    37,100      442,603
Cullen/Frost Bankers, Inc. .........................    76,400    2,498,280
First Charter Corp. ................................    54,700      984,600
First Tennessee National Corp. .....................    24,600      884,124
Greater Bay Bancorp ................................    27,500      475,475
Hibernia Corp. Class A .............................    84,300    1,623,618

                                                        SHARES     VALUE
                                                       -------  -----------
BANKS--CONTINUED
NetBank, Inc.(b) ...................................    60,000  $   580,800
Popular, Inc. ......................................    31,100    1,051,180
Southwest Bancorp of Texas, Inc.(b) ................    35,900    1,034,279
W Holding Co., Inc. ................................    41,200      676,092
                                                                -----------
                                                                 10,251,051
                                                                -----------
BIOTECHNOLOGY--1.9%
Cell Genesys, Inc.(b) ..............................    36,500      407,011
Charles River Laboratories International, Inc.(b) ..    30,300    1,165,944
                                                                -----------
                                                                  1,572,955
                                                                -----------
CASINOS & GAMING--1.0%
WMS Industries, Inc.(b) ............................    56,600      847,868

COMMERCIAL PRINTING--1.0%
Valassis Communications, Inc.(b) ...................    30,000      882,900

COMMODITY CHEMICALS--1.0%
Lyondell Chemical Co. ..............................    66,000      834,240

COMPUTER & ELECTRONICS RETAIL--1.4%
Circuit City Stores-Circuit City Group .............   156,200    1,159,004

CONSTRUCTION & ENGINEERING--2.0%
Dycom Industries, Inc.(b) ..........................    67,100      889,075
MasTec, Inc.(b) ....................................   269,200      794,140
                                                                -----------
                                                                  1,683,215
                                                                -----------
CONSTRUCTION MATERIALS--1.3%
Texas Industries, Inc. .............................    43,500    1,057,050

                        See Notes to Financial Statements

PHOENIX-HOLLISTER APPRECIATION FUND

                                                        SHARES     VALUE
                                                       -------  -----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--2.4%
Astec Industries, Inc.(b) ..........................    66,700  $   662,331
Terex Corp.(b) .....................................    65,000      724,100
Trinity Industries, Inc. ...........................    34,700      657,912
                                                                -----------
                                                                  2,044,343
                                                                -----------
CONSUMER FINANCE--2.9%
Doral Financial Corp. ..............................    85,200    2,436,720

DIVERSIFIED CHEMICALS--0.5%
Olin Corp. .........................................    28,500      443,175

DIVERSIFIED COMMERCIAL SERVICES--0.3%
Arbitron, Inc.(b) ..................................     7,000      234,500

ELECTRIC UTILITIES--3.7%
Black Hills Corp. ..................................    39,800    1,055,496
Hawaiian Electric Industries, Inc. .................    30,000    1,319,400
PNM Resources, Inc. ................................    30,000      714,600
                                                                -----------
                                                                  3,089,496
                                                                -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--2.4%
Diebold, Inc. ......................................    40,300    1,661,166
Tech Data Corp.(b) .................................    12,600      339,696
                                                                -----------
                                                                  2,000,862
                                                                -----------
EMPLOYMENT SERVICES--1.5%
Manpower, Inc. .....................................    40,600    1,295,140

FOOD DISTRIBUTORS--1.5%
United Natural Foods, Inc.(b) ......................    49,000    1,242,150

GAS UTILITIES--1.1%
UGI Corp. ..........................................    25,000      934,750

HEALTH CARE DISTRIBUTORS & SERVICES--2.3%
Andrx Corp.(b) .....................................    80,000    1,173,600
Unilab Corp.(b) ....................................    40,800      746,640
                                                                -----------
                                                                  1,920,240
                                                                -----------
HEALTH CARE FACILITIES--1.7%
LifePoint Hospitals, Inc.(b) .......................    14,600      436,993
Manor Care, Inc.(b) ................................    54,900    1,021,689
                                                                -----------
                                                                  1,458,682
                                                                -----------
HOME IMPROVEMENT RETAIL--0.7%
Blue Rhino Corp.(b) ................................    36,100      627,779

HOMEBUILDING--0.4%
Toll Brothers, Inc.(b) .............................    18,600      375,720

LEISURE PRODUCTS--1.3%
Hasbro, Inc. .......................................    93,200    1,076,460

                                                        SHARES     VALUE
                                                       -------  -----------
MANAGED HEALTH CARE--0.8%
Health Net, Inc.(b) ................................    24,200  $   638,880

MOVIES & ENTERTAINMENT--2.0%
Regal Entertainment Group Class A ..................    79,700    1,707,174

MULTI-UTILITIES--0.7%
Calpine Corp.(b) ...................................   172,700      563,002

NETWORKING EQUIPMENT--0.7%
Brocade Communications Systems, Inc.(b) ............   151,600      627,624

OIL & GAS DRILLING--4.4%
National-Oilwell, Inc.(b) ..........................    59,200    1,292,928
Patterson-UTI Energy, Inc.(b) ......................    34,200    1,031,814
Rowan Cos., Inc. ...................................    63,000    1,430,100
                                                                -----------
                                                                  3,754,842
                                                                -----------
OIL & GAS EQUIPMENT & SERVICES--0.5%
Key Energy Services, Inc.(b) .......................    47,300      424,281

OIL & GAS EXPLORATION & PRODUCTION--3.7%
Chesapeake Energy Corp. ............................   151,000    1,168,740
Newfield Exploration Co.(b) ........................    18,800      677,740
Pioneer Natural Resources Co.(b) ...................    50,800    1,282,700
                                                                -----------
                                                                  3,129,180
                                                                -----------
PACKAGED FOODS AND MEATS--0.8%
Interstate Bakeries Corp. ..........................    43,300      660,325

PHARMACEUTICALS--4.1%
Mylan Laboratories, Inc. ...........................    57,300    1,999,770
SICOR, Inc.(b) .....................................    93,800    1,486,730
                                                                -----------
                                                                  3,486,500
                                                                -----------
PROPERTY & CASUALTY INSURANCE--8.0%
AMBAC Financial Group, Inc. ........................    45,600    2,564,544
Commerce Group, Inc. (The) .........................    55,200    2,069,448
Fremont General Corp. ..............................    94,400      423,856
Mercury General Corp. ..............................    46,000    1,728,680
                                                                -----------
                                                                  6,786,528
                                                                -----------
PUBLISHING & PRINTING--1.3%
Media General, Inc. Class A ........................    18,400    1,103,080

REINSURANCE--2.5%
Arch Capital Group Ltd.(b) .........................    67,500    2,103,975

REITS--1.8%
iStar Financial, Inc. ..............................    48,400    1,357,620
RFS Hotel Investors, Inc. ..........................    15,000      162,900
                                                                -----------
                                                                  1,520,520
                                                                -----------

                        See Notes to Financial Statements

PHOENIX-HOLLISTER APPRECIATION FUND

                                                        SHARES     VALUE
                                                       -------  -----------
SEMICONDUCTORS--0.3%
Applied Micro Circuits Corp.(b) ....................    77,200  $   284,868

SPECIALTY STORES--2.6%
Office Depot, Inc.(b) ..............................    99,600    1,470,096
Pep Boys-Manny, Moe & Jack (The) ...................    62,600      726,160
                                                                -----------
                                                                  2,196,256
                                                                -----------
TELECOMMUNICATIONS EQUIPMENT--1.2%
Harris Corp. .......................................    37,300      980,990

TOBACCO--4.1%
R.J. Reynolds Tobacco Holdings, Inc. ...............    10,000      421,100
UST, Inc. ..........................................    91,100    3,045,473
                                                                -----------
                                                                  3,466,573
                                                                -----------
- ---------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $81,665,160)                                    80,420,958
- ---------------------------------------------------------------------------

FOREIGN COMMON STOCKS--1.6%

HOTELS, RESORTS & CRUISE LINES--0.5%
Four Seasons Hotels, Inc. (Canada) .................    14,500      409,625

REINSURANCE--1.1%
Everest Re Group Ltd. (Barbados) ...................    16,700      923,510
- ---------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $1,420,622)                                      1,333,135
- ---------------------------------------------------------------------------

EXCHANGE TRADED FUNDS--2.0%
iShares Russell 2000 Index Fund ....................    22,000    1,667,820
- ---------------------------------------------------------------------------
TOTAL EXCHANGE TRADED FUNDS
(IDENTIFIED COST $1,788,054)                                      1,667,820
- ---------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--98.8%
(IDENTIFIED COST $84,873,836)                                    83,421,913
- ---------------------------------------------------------------------------

                                            STANDARD
                                            & POOR'S     PAR
                                             RATING     VALUE
                                          (Unaudited)   (000)      VALUE
                                          -----------  -------  -----------
SHORT-TERM OBLIGATIONS--3.6%

COMMERCIAL PAPER--3.6%
Emerson Electric Co. 1.25%, 1/2/03             A-1     $ 3,010  $ 3,009,895
- ---------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $3,009,895)                                      3,009,895
- ---------------------------------------------------------------------------

TOTAL INVESTMENTS--102.4%
(IDENTIFIED COST $87,883,731)                                    86,431,808(a)

Other assets and liabilities, net--(2.4)%                        (2,011,445)
                                                                -----------
NET ASSETS--100.0%                                              $84,420,363
                                                                ===========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $4,452,000 and gross depreciation of $8,025,805 for federal income tax purposes. At December 31, 2002, the aggregate cost of securities for federal income tax purposes was $90,005,613.

(b) Non-income producing.

                        See Notes to Financial Statements

PHOENIX-HOLLISTER APPRECIATION FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002

ASSETS
Investment securities at value
   (Identified cost $87,883,731)                                 $86,431,808
Cash                                                                   1,776
Receivables
   Dividends and interest                                             59,115
   Investment securities sold                                         16,552
   Fund shares sold                                                   15,576
Prepaid expenses                                                       1,332
                                                                 -----------
     Total assets                                                 86,526,159
                                                                 -----------
LIABILITIES
Payables
   Investment securities purchased                                 1,623,533
   Fund shares repurchased                                           261,542
   Investment advisory fee                                            73,630
   Distribution fee                                                   42,388
   Transfer agent fee                                                 34,381
   Financial agent fee                                                 4,843
   Trustees' fee                                                         634
Accrued expenses                                                      64,845
                                                                 -----------
     Total liabilities                                             2,105,796
                                                                 -----------
NET ASSETS                                                       $84,420,363
                                                                 ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                 $87,686,207
Undistributed net investment income                                   47,779
Accumulated net realized loss                                     (1,861,700)
Net unrealized depreciation                                       (1,451,923)
                                                                 -----------
NET ASSETS                                                       $84,420,363
                                                                 ===========
CLASS A
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $51,179,368)                5,937,086
Net asset value per share                                              $8.62
Offering price per share $8.62/(1-5.75%)                               $9.15

CLASS B
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $7,534,075)                   904,346
Net asset value and offering price per share                           $8.33

CLASS C
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $25,625,399)                3,079,468
Net asset value and offering price per share                           $8.32

CLASS I
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $81,521)                        9,219
Net asset value and offering price per share                           $8.84


                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME
Dividends                                                    $  1,089,532
Interest                                                          116,157
Foreign taxes withheld                                             (2,129)
                                                             ------------
     Total investment income                                    1,203,560
                                                             ------------
EXPENSES
Investment advisory fee                                         1,082,984
Distribution fee, Class A                                         192,349
Distribution fee, Class B                                          99,732
Distribution fee, Class C                                         333,799
Financial agent fee                                                69,979
Transfer agent                                                    206,786
Custodian                                                          96,763
Professional                                                       52,906
Printing                                                           27,977
Registration                                                       19,623
Trustees                                                           17,994
Miscellaneous                                                      11,902
                                                             ------------
     Total expenses                                             2,212,794
                                                             ------------
NET INVESTMENT LOSS                                            (1,009,234)
                                                             ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                 4,585,715
Net change in unrealized appreciation (depreciation) on
   investments                                                (21,940,553)
                                                             ------------
NET LOSS ON INVESTMENTS                                       (17,354,838)
                                                             ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS         $(18,364,072)
                                                             ============

                        See Notes to Financial Statements

PHOENIX-HOLLISTER APPRECIATION FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                 Year Ended           Year Ended
                                                                                                  12/31/02             12/31/01
                                                                                                 ------------        ------------
FROM OPERATIONS
   Net investment income (loss)                                                                  $ (1,009,234)       $ (1,063,010)
   Net realized gain (loss)                                                                         4,585,715             124,776
   Net change in unrealized appreciation (depreciation)                                           (21,940,553)          4,480,814
                                                                                                 ------------        ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                    (18,364,072)          3,542,580
                                                                                                 ------------        ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                                          --             (78,086)
   Net investment income, Class I                                                                          --              (4,092)
   Net realized long-term gains, Class A                                                           (2,529,472)                 --
   Net realized long-term gains, Class B                                                             (385,786)                 --
   Net realized long-term gains, Class C                                                           (1,315,267)                 --
   Net realized long-term gains, Class I                                                               (3,797)                 --
                                                                                                 ------------        ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                       (4,234,322)            (82,178)
                                                                                                 ------------        ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (306,865 and 299,404 shares, respectively)                         3,370,171           3,107,695
   Net asset value of shares issued from reinvestment of distributions
     (262,628 and 6,534 shares, respectively)                                                       2,279,243              69,587
   Cost of shares repurchased (1,122,780 and 1,537,424 shares, respectively)                      (11,558,523)        (15,710,397)
                                                                                                 ------------        ------------
Total                                                                                              (5,909,109)        (12,533,115)
                                                                                                 ------------        ------------
CLASS B
   Proceeds from sales of shares (107,897 and 83,550 shares, respectively)                          1,128,247             809,414
   Net asset value of shares issued from reinvestment of distributions
     (42,889 and 0 shares, respectively)                                                              360,270                  --
   Cost of shares repurchased (314,167 and 331,695 shares, respectively)                           (3,125,720)         (3,295,631)
                                                                                                 ------------        ------------
Total                                                                                              (1,637,203)         (2,486,217)
                                                                                                 ------------        ------------
CLASS C
   Proceeds from sales of shares (114,520 and 91,053 shares, respectively)                          1,136,647             923,476
   Net asset value of shares issued from reinvestment of distributions
     (143,733 and 0 shares, respectively)                                                           1,205,923                  --
   Cost of shares repurchased (759,808 and 1,027,429 shares, respectively)                         (7,530,736)        (10,245,466)
                                                                                                 ------------        ------------
Total                                                                                              (5,188,166)         (9,321,990)
                                                                                                 ------------        ------------
CLASS I
   Proceeds from sales of shares (4,841 and 2,683 shares, respectively)                                53,586              28,297
   Net asset value of shares issued from reinvestment of distributions
     (425 and 376 shares, respectively)                                                                 3,797               4,092
   Cost of shares repurchased (87,382 and 4,083 shares, respectively)                                (804,341)            (43,449)
                                                                                                 ------------        ------------
Total                                                                                                (746,958)            (11,060)
                                                                                                 ------------        ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                      (13,481,436)        (24,352,382)
                                                                                                 ------------        ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                          (36,079,830)        (20,891,980)

NET ASSETS
   Beginning of period                                                                            120,500,193         141,392,173
                                                                                                 ------------        ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME AND DISTRIBUTIONS
     IN EXCESS OF NET INVESTMENT INCOME OF $47,779 AND ($294,979), RESPECTIVELY]                 $ 84,420,363        $120,500,193
                                                                                                 ============        ============

                        See Notes to Financial Statements

PHOENIX-HOLLISTER APPRECIATION FUND

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                          CLASS A
                                                                 ---------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                 ---------------------------------------------------------
                                                                  2002          2001        2000         1999        1998
Net asset value, beginning of period                             $ 10.84       $10.45      $11.99       $16.21      $18.27
                                                                 -------       ------      ------       ------      ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                    (0.07)(2)    (0.06)(2)    0.12(2)      0.11(2)     0.07
   Net realized and unrealized gain (loss)                         (1.71)        0.46        0.05        (0.51)      (0.32)
                                                                 -------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                              (1.78)        0.40        0.17        (0.40)      (0.25)
                                                                 -------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                               --        (0.01)      (0.11)       (0.12)      (0.07)
   Distributions from net realized gains                           (0.44)          --       (1.60)       (3.70)      (1.74)
                                                                 -------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                           (0.44)       (0.01)      (1.71)       (3.82)      (1.81)
                                                                 -------       ------      ------       ------      ------
Change in net asset value                                          (2.22)        0.39       (1.54)       (4.22)      (2.06)
                                                                 -------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                   $  8.62       $10.84      $10.45       $11.99      $16.21
                                                                 =======       ======      ======       ======      ======
Total return(1)                                                   (16.42)%       3.85 %      1.99%       (1.80)%     (0.97)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $51,179      $70,384     $80,690     $126,461    $240,900

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               1.77 %       1.78 %      1.72%        1.58 %      1.52 %
   Net investment income (loss)                                    (0.65)%      (0.56)%      0.99%        0.74 %      0.34 %
Portfolio turnover                                                   283 %        226 %       265%          92 %       117 %

                                                                                        CLASS B
                                                                 ---------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                 ---------------------------------------------------------
                                                                  2002          2001        2000         1999        1998
Net asset value, beginning of period                             $ 10.57       $10.24      $11.80       $16.02      $18.13
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                    (0.14)(2)    (0.13)(2)    0.03(2)      0.01(2)    (0.06)
   Net realized and unrealized gain (loss)                         (1.66)        0.46        0.05        (0.51)      (0.31)
                                                                 -------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                              (1.80)        0.33        0.08        (0.50)      (0.37)
                                                                 -------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                               --           --       (0.04)       (0.02)         --
   Distributions from net realized gains                           (0.44)          --       (1.60)       (3.70)      (1.74)
                                                                 -------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                           (0.44)          --       (1.64)       (3.72)      (1.74)
                                                                 -------       ------      ------       ------      ------
Change in net asset value                                          (2.24)        0.33       (1.56)       (4.22)      (2.11)
                                                                 -------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                   $  8.33       $10.57      $10.24       $11.80      $16.02
                                                                 =======       ======      ======       ======      ======
Total return(1)                                                   (17.03)%       3.22 %      1.23%       (2.45)%     (1.66)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $ 7,534      $11,287     $13,481      $19,523     $30,370

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               2.47 %       2.48 %      2.42%        2.27 %      2.22 %
   Net investment income (loss)                                    (1.36)%      (1.26)%      0.29%        0.08 %     (0.36)%
Portfolio turnover                                                   283 %        226 %       265%          92 %       117 %

(1) Maximum sales charge is not reflected in total return calculation.

(2) Computed using average shares outstanding.

                        See Notes to Financial Statements

PHOENIX-HOLLISTER APPRECIATION FUND

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                          CLASS C
                                                                 ---------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                 ---------------------------------------------------------
                                                                  2002          2001        2000         1999        1998
Net asset value, beginning of period                             $ 10.56       $10.23      $11.79       $15.99      $18.10
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                    (0.14)(2)    (0.13)(2)    0.04(2)        --(2)    (0.07)
   Net realized and unrealized gain (loss)                         (1.66)        0.46        0.04        (0.50)      (0.30)
                                                                 -------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                              (1.80)        0.33        0.08        (0.50)      (0.37)
                                                                 -------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                               --           --       (0.04)          --          --
   Distributions from net realized gains                           (0.44)          --       (1.60)       (3.70)      (1.74)
                                                                 -------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                           (0.44)          --       (1.64)       (3.70)      (1.74)
                                                                 -------       ------      ------       ------      ------
Change in net asset value                                          (2.24)        0.33       (1.56)       (4.20)      (2.11)
                                                                 -------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                   $  8.32       $10.56      $10.23       $11.79      $15.99
                                                                 =======       ======      ======       ======      ======
Total return (1)                                                  (17.05)%       3.23 %      1.22%       (2.49)%     (1.67)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $25,625      $37,817     $46,235      $89,165    $201,789

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               2.46 %       2.48 %      2.42%        2.28 %      2.22 %
   Net investment income (loss)                                    (1.36)%      (1.26)%      0.32%        0.02 %     (0.36)%
Portfolio turnover                                                   283 %        226 %       265%          92 %       117 %


                                                                                        CLASS I
                                                                 ---------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                 ---------------------------------------------------------
                                                                  2002          2001        2000         1999        1998
Net asset value, beginning of period                             $ 11.08       $10.67      $12.21       $16.43      $18.46
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                    (0.06)(2)    (0.03)(2)    0.16(2)      0.17(2)     0.09
   Net realized and unrealized gain (loss)                         (1.74)        0.49        0.04        (0.52)      (0.29)
                                                                 -------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                              (1.80)        0.46        0.20        (0.35)      (0.20)
                                                                 -------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                               --        (0.05)      (0.14)       (0.17)      (0.09)
   Distributions from net realized gains                           (0.44)          --       (1.60)       (3.70)      (1.74)
                                                                 -------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                           (0.44)       (0.05)      (1.74)       (3.87)      (1.83)
                                                                 -------       ------      ------       ------      ------
Change in net asset value                                          (2.24)        0.41       (1.54)       (4.22)      (2.03)
                                                                 -------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                   $  8.84       $11.08      $10.67       $12.21      $16.43
                                                                 =======       ======      ======       ======      ======
Total return                                                      (16.25)%       4.27 %      2.23%       (1.45)%     (0.67)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                             $82       $1,012        $986       $1,903      $2,760

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               1.47 %       1.48 %      1.44%        1.27 %      1.22 %
   Net investment income (loss)                                    (0.50)%      (0.27)%      1.35%        1.14 %      0.64 %
Portfolio turnover                                                   283 %        226 %       265%          92 %       117 %


(1) Maximum sales charge is not reflected in total return calculation.

(2) Computed using average shares outstanding.

                        See Notes to Financial Statements

PHOENIX-OAKHURST MANAGED ASSETS

                        INVESTMENTS AT DECEMBER 31, 2002

                                           STANDARD
                                           & POOR'S    PAR
                                            RATING    VALUE
                                          (Unaudited) (000)        VALUE
                                          ----------- -----    ------------
U.S. GOVERNMENT SECURITIES--7.7%

U.S. TREASURY NOTES--7.7%
U.S. Treasury Note 4.375%, 5/15/07 ..........  AAA  $ 5,235    $  5,621,489
U.S. Treasury Note 4.875%, 2/15/12 ..........  AAA    7,000       7,601,286
- ---------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $12,442,222)                                    13,222,775
- ---------------------------------------------------------------------------

AGENCY MORTGAGE-BACKED SECURITIES--11.7%
Fannie Mae 5.50%, 9/1/17 ....................  AAA    9,426       9,767,468
GNMA 6%, 8/15/32 ............................  AAA    9,954      10,377,365
- ---------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $19,518,320)                                    20,144,833
- ---------------------------------------------------------------------------

AGENCY NON MORTGAGE-BACKED
SECURITIES--9.0%
Fannie Mae 4.25%, 7/15/07 ...................  AAA    2,500       2,636,010
Freddie Mac 5.125%, 10/15/08 ................ Aaa(c)  4,100       4,471,431
Freddie Mac 5.125%, 7/15/12 .................  AAA    7,800       8,301,821
- ---------------------------------------------------------------------------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $13,538,139)                                    15,409,262
- ---------------------------------------------------------------------------

MUNICIPAL BONDS--2.4%

CALIFORNIA--0.3%
Contra Costa County Pension Obligation
Taxable 6.10%, 6/1/11 .......................  AAA      500         561,635

                                           STANDARD
                                           & POOR'S    PAR
                                            RATING    VALUE
                                          (Unaudited) (000)        VALUE
                                          ----------- -----    ------------
MAINE--0.4%
Bangor Pension Obligation
Series B 5.94%, 6/1/13 ......................  AAA  $   675    $    741,528

PENNSYLVANIA--0.7%
Philadelphia Authority for Industrial Development
Pension Funding Retirement Systems Revenue
Taxable Series A 5.69%, 4/15/07 .............  AAA    1,000       1,095,780

TEXAS--0.4%
Water Development Board General Obligation
Taxable 4.70%, 8/1/09 .......................   AA      625         649,575

WASHINGTON--0.6%
State Housing Trust Fund General Obligation Taxable
Series T 5%, 7/1/08 .........................  AA+    1,000       1,064,070
- ---------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $4,047,701)                                      4,112,588
- ---------------------------------------------------------------------------

ASSET-BACKED SECURITIES--0.7%
Capital Auto Receivables Asset
Trust 02-3, A3 3.58%, 10/16/06 ..............  AAA      800         821,000

Litigation Settlement Monetized Fee
Trust 02-5A, A 144A 6%, 10/25/32(d) ......... Aa(c)     456         441,640
- ---------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $1,253,714)                                      1,262,640
- ---------------------------------------------------------------------------

                        See Notes to Financial Statements

PHOENIX-OAKHURST MANAGED ASSETS



                                           STANDARD
                                           & POOR'S    PAR
                                            RATING    VALUE
                                          (Unaudited) (000)        VALUE
                                          ----------- -----    ------------
CORPORATE BONDS--6.7%

COMPUTER HARDWARE--0.6%
International Business Machines Corp.
4.25%, 9/15/09 ..............................   A+  $ 1,000    $  1,021,060

CONSUMER FINANCE--0.6%
Household Finance Corp. 6.75%, 5/15/11 ......   A-    1,000       1,066,189

DATA PROCESSING SERVICES--0.6%
First Data Corp. 4.70%, 11/1/06 .............   A+    1,000       1,047,974

DIVERSIFIED CHEMICALS--0.6%
Dow Chemical Co. 6%, 10/1/12 ................   A     1,000       1,022,005

DIVERSIFIED COMMERCIAL SERVICES--1.3%
Harvard University 8.125%, 4/15/07 ..........  AAA    1,000       1,187,020
International Lease Finance Corp.
5.625%, 6/1/07 ..............................  AA-    1,000       1,046,907
                                                               ------------
                                                                  2,233,927
                                                               ------------
DIVERSIFIED FINANCIAL SERVICES--1.2%
Goldman Sachs Group, Inc. (The)
5.70%, 9/1/12 ...............................   A+    1,000       1,041,975

Lehman Brothers Holdings, Inc.
6.625%, 1/18/12 .............................   A     1,000       1,106,830
                                                               ------------
                                                                  2,148,805
                                                               ------------
INTEGRATED OIL & GAS--1.2%
ChevronTexaco Capital Co. 3.50%, 9/17/07 ....   AA    1,000       1,017,948

Motiva Enterprises LLC 144A 5.20%,
9/15/12(d) ..................................   A+    1,000       1,008,700
                                                               ------------
                                                                  2,026,648
                                                               ------------
SOFT DRINKS--0.6%
Coca-Cola Enterprises 4.375%, 9/15/09 .......   A     1,000       1,030,144
- ---------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $11,236,880)                                    11,596,752
- ---------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED
SECURITIES--0.6%
Bank of America Mortgage Securities 99-7,
A24 6.50%, 7/25/29 ..........................  AAA    1,000       1,028,171
- ---------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $1,036,030)                                      1,028,171
- ---------------------------------------------------------------------------

                                           STANDARD
                                           & POOR'S    PAR
                                            RATING    VALUE
                                          (Unaudited) (000)        VALUE
                                          ----------- -----    ------------
FOREIGN GOVERNMENT SECURITIES--0.8%

NORWAY--0.4%
Norway T-Bill Series SS75 0%, 3/19/03 .......Aaa(c) $ 5,000(e) $    712,785

SOUTH KOREA--0.4%
Republic of Korea 8.875%, 4/15/08 ...........   A-      500         616,609
- ---------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $1,272,191)                                      1,329,394
- ---------------------------------------------------------------------------

FOREIGN CORPORATE BONDS--0.6%

CHILE--0.6%
HQI Transelectric Chile SA 7.875%, 4/15/11 ..   A-    1,000       1,096,166
- ---------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $1,060,747)                                      1,096,166
- ---------------------------------------------------------------------------

                                                     SHARES
                                                     ------
COMMON STOCKS--53.8%

AEROSPACE & DEFENSE--3.0%
General Dynamics Corp. ............................  18,200       1,444,534
L-3 Communications Holdings, Inc.(b) ..............  22,800       1,023,948
United Technologies Corp. .........................  42,400       2,626,256
                                                               ------------
                                                                  5,094,738
                                                               ------------
AIR FREIGHT & COURIERS--0.9%
FedEx Corp. .......................................  27,300       1,480,206

BANKS--5.4%
Bank of America Corp. .............................  55,300       3,847,221
Bank of New York Co., Inc. (The) ..................  43,300       1,037,468
FleetBoston Financial Corp. .......................  16,200         393,660
U.S. Bancorp ......................................  61,000       1,294,420
Wells Fargo & Co. .................................  59,900       2,807,513
                                                               ------------
                                                                  9,380,282
                                                               ------------
BROADCASTING & CABLE TV--1.6%
Clear Channel Communications, Inc.(b) .............  56,600       2,110,614
Liberty Media Corp. Class A(b) ....................  66,300         592,722
                                                               ------------
                                                                  2,703,336
                                                               ------------
COMPUTER & ELECTRONICS RETAIL--0.7%
Best Buy Co., Inc.(b) .............................  21,600         521,640
RadioShack Corp. ..................................  38,700         725,238
                                                               ------------
                                                                  1,246,878
                                                               ------------

                        See Notes to Financial Statements

PHOENIX-OAKHURST MANAGED ASSETS

                                                     SHARES        VALUE
                                                     ------    ------------
COMPUTER HARDWARE--1.5%
International Business Machines Corp. .............  34,000    $  2,635,000

DATA PROCESSING SERVICES--1.7%
BISYS Group, Inc. (The)(b) ........................  80,000       1,272,000
Fiserv, Inc.(b) ...................................  49,200       1,670,340
                                                               ------------
                                                                  2,942,340
                                                               ------------
DIVERSIFIED CHEMICALS--1.6%
Dow Chemical Co. (The) ............................  39,600       1,176,120
Du Pont (E.I.) de Nemours & Co. ...................  39,000       1,653,600
                                                               ------------
                                                                  2,829,720
                                                               ------------
DIVERSIFIED COMMERCIAL SERVICES--1.0%
ARAMARK Corp. Class B(b) ..........................  23,000         540,500
Cendant Corp.(b) .................................. 113,000       1,184,240
                                                               ------------
                                                                  1,724,740
                                                               ------------
DIVERSIFIED FINANCIAL SERVICES--4.2%
Citigroup, Inc. ...................................  63,700       2,241,603
Freddie Mac .......................................  16,800         992,040
J.P. Morgan Chase & Co. ...........................  66,700       1,600,800
Morgan Stanley ....................................  58,600       2,339,312
                                                               ------------
                                                                  7,173,755
                                                               ------------
ELECTRIC UTILITIES--1.5%
Dominion Resources, Inc. ..........................  31,700       1,740,330
Progress Energy, Inc. .............................  17,800         771,630
                                                               ------------
                                                                  2,511,960
                                                               ------------
FOOD RETAIL--0.3%
Safeway, Inc.(b) ..................................  22,200         518,592

GENERAL MERCHANDISE STORES--0.8%
Wal-Mart Stores, Inc. .............................  27,500       1,389,025

HEALTH CARE DISTRIBUTORS & SERVICES--1.5%
McKesson Corp. ....................................  66,800       1,805,604
Omnicare, Inc. ....................................  30,800         733,964
                                                               ------------
                                                                  2,539,568
                                                               ------------
HEALTH CARE EQUIPMENT--2.2%
Bard (C.R.), Inc. .................................  26,400       1,531,200
Baxter International, Inc. ........................  82,100       2,298,800
                                                               ------------
                                                                  3,830,000
                                                               ------------
HEALTH CARE FACILITIES--0.5%
HCA, Inc. .........................................  19,100         792,650

HOUSEHOLD PRODUCTS--1.2%
Procter & Gamble Co. (The) ........................  24,300       2,088,342

                                                     SHARES        VALUE
                                                     ------    ------------
INDUSTRIAL CONGLOMERATES--1.5%
General Electric Co. .............................. 108,200    $  2,634,670

INDUSTRIAL GASES--0.6%
Air Products and Chemicals, Inc. ..................  25,000       1,068,750

INDUSTRIAL MACHINERY--0.5%
Danaher Corp. .....................................  12,500         821,250

INTEGRATED OIL & GAS--1.3%
Exxon Mobil Corp. .................................  65,500       2,288,570

INTEGRATED TELECOMMUNICATION SERVICES--1.4%
SBC Communications, Inc. ..........................  39,100       1,060,001
Verizon Communications, Inc. ......................  33,500       1,298,125
                                                               ------------
                                                                  2,358,126
                                                               ------------
LIFE & HEALTH INSURANCE--0.7%
MetLife, Inc. .....................................  45,500       1,230,320

MANAGED HEALTH CARE--0.9%
Caremark Rx, Inc.(b) ..............................  54,600         887,250
First Health Group Corp.(b) .......................  25,300         616,055
                                                               ------------
                                                                  1,503,305
                                                               ------------
MOVIES & ENTERTAINMENT--1.7%
AOL Time Warner, Inc.(b) ..........................  49,500         648,450
Viacom, Inc. Class B(b) ...........................  56,800       2,315,168
                                                               ------------
                                                                  2,963,618
                                                               ------------
MULTI-LINE INSURANCE--1.9%
American International Group, Inc. ................  56,200       3,251,170

NETWORKING EQUIPMENT--1.3%
Cisco Systems, Inc.(b) ............................ 168,600       2,208,660

OFFICE SERVICES & SUPPLIES--0.3%
Miller (Herman), Inc. .............................  32,800         603,520

OIL & GAS DRILLING--0.1%
Transocean, Inc. ..................................  11,200         259,840

OIL & GAS EQUIPMENT & SERVICES--0.5%
Baker Hughes, Inc. ................................  15,800         508,602
Schlumberger Ltd. .................................   7,900         332,511
                                                               ------------
                                                                    841,113
                                                               ------------
OIL & GAS EXPLORATION & PRODUCTION--2.6%
Anadarko Petroleum Corp. ..........................  47,100       2,256,090
Burlington Resources, Inc. ........................  18,500         789,025
Kerr-McGee Corp. ..................................  24,300       1,076,490
Ocean Energy, Inc. ................................  13,800         275,586
                                                               ------------
                                                                  4,397,191
                                                               ------------

                        See Notes to Financial Statements

PHOENIX-OAKHURST MANAGED ASSETS


                                                     SHARES        VALUE
                                                     ------    ------------
PACKAGED FOODS AND MEATS--0.5%
Dean Foods Co.(b) .................................  21,000    $    779,100

PAPER PRODUCTS--0.7%
Bowater, Inc. .....................................  11,100         465,645
International Paper Co. ...........................  20,800         727,376
                                                               ------------
                                                                  1,193,021
                                                               ------------
PHARMACEUTICALS--4.3%
Johnson & Johnson .................................  43,500       2,336,385
Merck & Co., Inc. .................................  27,000       1,528,470
Mylan Laboratories, Inc. ..........................  18,400         642,160
Pfizer, Inc. ......................................  93,000       2,843,010
                                                               ------------
                                                                  7,350,025
                                                               ------------
PROPERTY & CASUALTY INSURANCE--0.1%
Travelers Property Casualty Corp.
  Class A(b) ......................................   2,838          41,577
Travelers Property Casualty Corp.
  Class B(b) ......................................   5,831          85,424
                                                               ------------
                                                                    127,001
                                                               ------------
SEMICONDUCTOR EQUIPMENT--0.6%
Applied Materials, Inc.(b) ........................  34,500         449,535
Lam Research Corp.(b) .............................  30,900         333,720
Teradyne, Inc.(b) .................................  23,600         307,036
                                                               ------------
                                                                  1,090,291
                                                               ------------
SEMICONDUCTORS--0.4%
Fairchild Semiconductor International, Inc.
  Class A(b) ......................................  22,800         244,188
Intel Corp. .......................................  29,000         451,530
                                                               ------------
                                                                    695,718
                                                               ------------
SOFT DRINKS--0.2%
Coca-Cola Co. (The) ...............................   9,300         407,526

SYSTEMS SOFTWARE--2.1%
Microsoft Corp.(b) ................................  71,000       3,670,700
- ---------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $99,883,103)                                    92,624,617
- ---------------------------------------------------------------------------

                                                     SHARES        VALUE
                                                     ------    ------------
FOREIGN COMMON STOCKS--0.8%

DIVERSIFIED COMMERCIAL SERVICES--0.0%
Alps Vermoegensverwaltung (Austria)(b)(f) .........  10,288    $     10,796

IT CONSULTING & SERVICES--0.8%
Accenture Ltd. Class A (Bermuda)(b) ...............  77,800       1,399,622
- ---------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $1,203,377)                                      1,410,418
- ---------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--94.8%
(IDENTIFIED COST $166,492,424)                                  163,237,616
- ---------------------------------------------------------------------------

                                           STANDARD
                                           & POOR'S    PAR
                                            RATING    VALUE
                                          (Unaudited) (000)
                                          ----------- -----
SHORT-TERM OBLIGATIONS--5.2%

COMMERCIAL PAPER--5.2%
Executive Jet, Inc. 1.22%, 1/2/03 ........... A-1+  $ 2,640       2,639,911
McDonald's Corp. 1.33%, 1/3/03 .............. A-1     3,340       3,339,753
Special Purpose Accounts Receivable
Cooperative Corp. 1.39%, 1/22/03 ............ A-1     2,000       1,998,378
Private Export Funding Corp. 1.29%, 2/18/03 . A-1+    1,000         998,280
- ---------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $8,976,322)                                      8,976,322
- ---------------------------------------------------------------------------

TOTAL INVESTMENTS--100.0%
(IDENTIFIED COST $175,468,746)                                  172,213,938(a)

Other assets and liabilities, net--0.0%                             (51,681)
                                                               ------------
NET ASSETS--100.0%                                             $172,162,257
                                                               ============


(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $5,918,626 and gross depreciation of $10,166,469 for federal income tax purposes. At December 31, 2002, the aggregate cost of securities for federal income tax purposes was $176,461,781.

(b) Non-income producing.

(c) As rated by Moody's or Fitch.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, these securities amounted to a value of $1,450,340 or 0.84% of net assets.

(e) Par value represents Norwegian Krone.

(f) Security valued at fair value as determined in good faith by or under the direction of the Trustees. At December 31,2002, this security amounted to $10,796 or 0.01% of net assets.

                        See Notes to Financial Statements

PHOENIX-OAKHURST MANAGED ASSETS

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002

ASSETS
Investment securities at value
   (Identified cost $175,468,746)                              $172,213,938
Foreign currency at value
   (Identified cost $223)                                               235
Cash                                                                  3,236
Receivables
   Interest and dividends                                           908,736
   Fund shares sold                                                 132,381
   Tax reclaims                                                      74,123
Prepaid expenses                                                      2,352
                                                               ------------
     Total assets                                               173,335,001
                                                               ------------
LIABILITIES
Payables
   Fund shares repurchased                                          732,099
   Investment advisory fee                                          148,970
   Distribution fee                                                 128,047
   Transfer agent fee                                                47,993
   Financial agent fee                                                9,363
   Payable to adviser                                                   753
   Trustees' fee                                                        634
Accrued expenses                                                    104,885
                                                               ------------
     Total liabilities                                            1,172,744
                                                               ------------
NET ASSETS                                                     $172,162,257
                                                               ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest               $193,113,871
Undistributed net investment income                                 197,040
Accumulated net realized loss                                   (17,901,996)
Net unrealized depreciation                                      (3,246,658)
                                                               ------------
NET ASSETS                                                     $172,162,257
                                                               ============

CLASS A
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $34,547,507)               3,588,853
Net asset value per share                                             $9.63
Offering price per share $9.63/(1-5.75%)                             $10.22

CLASS B
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $13,853,881)               1,431,986
Net asset value and offering price per share                          $9.67

CLASS C
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $123,729,091)             13,044,889
Net asset value and offering price per share                          $9.48

CLASS I
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $31,778)                       3,255
Net asset value and offering price per share                          $9.76


                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME
Interest                                                   $  3,847,657
Dividends                                                     2,851,202
Foreign taxes withheld                                         (192,426)
                                                           ------------
     Total investment income                                  6,506,433
                                                           ------------
EXPENSES
Investment advisory fee                                       2,079,657
Distribution fee, Class A                                       122,744
Distribution fee, Class B                                       171,778
Distribution fee, Class C                                     1,493,088
Financial agent fee                                             121,227
Transfer agent                                                  273,603
Professional                                                     83,948
Custodian                                                        65,418
Printing                                                         35,872
Registration                                                     24,121
Trustees                                                         17,994
Miscellaneous                                                    17,553
                                                           ------------
     Total expenses                                           4,507,003
                                                           ------------
NET INVESTMENT INCOME                                         1,999,430
                                                           ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                             (15,140,322)
Net realized gain on foreign currency transactions              133,612
Net change in unrealized appreciation (depreciation) on
   investments                                               (2,816,885)
Net change in unrealized appreciation (depreciation) on
   foreign currency and foreign currency transactions            20,255
                                                           ------------
NET LOSS ON INVESTMENTS                                     (17,803,340)
                                                           ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS       $(15,803,910)
                                                           ============

                        See Notes to Financial Statements

PHOENIX-OAKHURST MANAGED ASSETS

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                  Year Ended                      Year Ended
                                                                                   12/31/02                        12/31/01
                                                                                 ------------                   -------------
FROM OPERATIONS
   Net investment income (loss)                                                  $  1,999,430                   $   2,988,429
   Net realized gain (loss)                                                       (15,006,710)                      3,185,715
   Net change in unrealized appreciation (depreciation)                            (2,796,630)                    (34,676,663)
                                                                                 ------------                   -------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    (15,803,910)                    (28,502,519)
                                                                                 ------------                   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                    (585,462)                       (835,252)
   Net investment income, Class B                                                    (124,687)                       (185,975)
   Net investment income, Class C                                                  (1,124,916)                     (1,757,722)
   Net investment income, Class I                                                     (11,273)                        (21,559)
                                                                                 ------------                   -------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                       (1,846,338)                     (2,800,508)
                                                                                 ------------                   -------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (374,034 and 1,367,903 shares, respectively)       3,679,928                      15,547,703
   Net asset value of shares issued from reinvestment of distributions
     (53,893 and 71,815 shares, respectively)                                         534,697                         755,078
   Cost of shares repurchased (1,440,929 and 2,602,921 shares, respectively)      (14,272,745)                    (28,812,326)
                                                                                 ------------                   -------------
Total                                                                             (10,058,120)                    (12,509,545)
                                                                                 ------------                   -------------
CLASS B
   Proceeds from sales of shares (23,966 and 62,599 shares, respectively)             244,773                         677,107
   Net asset value of shares issued from reinvestment of distributions
     (11,118 and 16,113 shares, respectively)                                         111,167                         169,304
   Cost of shares repurchased (515,875 and 623,356 shares, respectively)           (5,110,471)                     (6,716,771)
                                                                                 ------------                   -------------
Total                                                                              (4,754,531)                     (5,870,360)
                                                                                 ------------                   -------------
CLASS C
   Proceeds from sales of shares (578,441 and 213,426 shares, respectively)         5,569,667                       2,287,042
   Net asset value of shares issued from reinvestment of distributions
     (102,881 and 153,838 shares, respectively)                                     1,008,168                       1,587,918
   Cost of shares repurchased (5,099,786 and 6,196,657 shares, respectively)      (50,260,561)                    (65,501,715)
                                                                                 ------------                   -------------
Total                                                                             (43,682,726)                    (61,626,755)
                                                                                 ------------                   -------------
CLASS I
   Proceeds from sales of shares (830 and 1,528 shares, respectively)                   8,461                          16,675
   Net asset value of shares issued from reinvestment of distributions
     (1,105 and 2,024 shares, respectively)                                            11,273                          21,559
   Cost of shares repurchased (104,682 and 290 shares, respectively)               (1,047,802)                         (3,337)
                                                                                 ------------                   -------------
Total                                                                              (1,028,068)                         34,897
                                                                                 ------------                   -------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                      (59,523,445)                    (79,971,763)
                                                                                 ------------                   -------------
   NET INCREASE (DECREASE) IN NET ASSETS                                          (77,173,693)                   (111,274,790)

NET ASSETS
   Beginning of period                                                            249,335,950                     360,610,740
                                                                                 ------------                   -------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME AND
     DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME OF $197,040 AND
     ($428,813) RESPECTIVELY]                                                    $172,162,257                   $ 249,335,950
                                                                                 ============                   =============

                        See Notes to Financial Statements

PHOENIX-OAKHURST MANAGED ASSETS

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                          CLASS A
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                   2002        2001(4)      2000         1999        1998
Net asset value, beginning of period                              $10.46       $11.53      $14.04       $14.18      $12.72
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     0.15(2)      0.17(2)     0.34(2)      0.31(2)     0.38(3)
   Net realized and unrealized gain (loss)                         (0.83)       (1.07)      (0.65)        0.91        1.50
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                              (0.68)       (0.90)      (0.31)        1.22        1.88
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.15)       (0.17)      (0.11)       (0.25)      (0.38)
   Distributions from net realized gains                              --           --       (2.09)       (1.11)      (0.04)
                                                                  ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                           (0.15)       (0.17)      (2.20)       (1.36)      (0.42)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                          (0.83)       (1.07)      (2.51)       (0.14)       1.46
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 9.63       $10.46      $11.53       $14.04      $14.18
                                                                  ======       ======      ======       ======      ======
Total return(1)                                                    (6.53)%      (7.78)%     (2.22)%       8.81%      14.87%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $34,548      $48,136     $66,460     $103,267    $122,085

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               1.61 %       1.60 %      1.51 %       1.51%       1.51%
   Net investment income                                            1.52 %       1.56 %      2.46 %       2.13%       2.77%(3)
Portfolio turnover                                                   134 %         50 %       100 %         50%         62%

                                                                                        CLASS B
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                   2002        2001(4)      2000         1999        1998
Net asset value, beginning of period                              $10.51       $11.57      $14.15       $14.28      $12.79
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     0.08(2)      0.09(2)     0.24(2)      0.21(2)     0.26(3)
   Net realized and unrealized gain (loss)                         (0.84)       (1.06)      (0.65)        0.91        1.53
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                              (0.76)       (0.97)      (0.41)        1.12        1.79
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.08)       (0.09)      (0.08)       (0.14)      (0.26)
   Distributions from net realized gains                              --           --       (2.09)       (1.11)      (0.04)
                                                                  ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                           (0.08)       (0.09)      (2.17)       (1.25)      (0.30)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                          (0.84)       (1.06)      (2.58)       (0.13)       1.49
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 9.67       $10.51      $11.57       $14.15      $14.28
                                                                  ======       ======      ======       ======      ======
Total return(1)                                                    (7.29)%      (8.36)%     (2.97)%       8.03%      14.06%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $13,854      $20,098     $28,441      $39,910     $33,172

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               2.31 %       2.30 %      2.21 %       2.21%       2.21%
   Net investment income                                            0.82 %       0.86 %      1.75 %       1.44%       2.07%(3)
Portfolio turnover                                                   134 %         50 %       100 %         50%         62%


(1) Maximum sales charge is not reflected in total return calculation.

(2) Computed using average shares outstanding.

(3) Includes realized gains and losses on foreign currency transactions.

(4) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 1.71% to 1.56%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(5) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change for the year ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets from 1.02% to 0.86%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.


                        See Notes to Financial Statements

PHOENIX-OAKHURST MANAGED ASSETS

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                          CLASS C
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                   2002        2001(4)      2000         1999        1998
Net asset value, beginning of period                              $10.31       $11.36      $13.92       $14.07      $12.63
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     0.08(2)      0.09(2)     0.24(2)      0.21(2)     0.29(3)
   Net realized and unrealized gain (loss)                         (0.83)       (1.04)      (0.63)        0.89        1.48
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                              (0.75)       (0.95)      (0.39)        1.10        1.77
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.08)       (0.10)      (0.08)       (0.14)      (0.29)
   Distributions from net realized gains                              --           --       (2.09)       (1.11)      (0.04)
                                                                  ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                           (0.08)       (0.10)      (2.17)       (1.25)      (0.33)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                          (0.83)       (1.05)      (2.56)       (0.15)       1.44
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 9.48       $10.31      $11.36       $13.92      $14.07
                                                                  ======       ======      ======       ======      ======
Total return(1)                                                    (7.32)%      (8.41)%     (2.86)%       8.01%      14.03%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                        $123,729     $179,977    $264,509     $379,445    $429,655

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               2.31 %       2.30 %      2.21 %       2.21%       2.21%
   Net investment income                                            0.82 %       0.88 %      1.74 %       1.43%       2.07%(3)
Portfolio turnover                                                   134 %         50 %       100 %         50%         62%

                                                                                        CLASS I
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                  2002         2001(5)      2000         1999        1998
Net asset value, beginning of period                              $10.61       $11.69      $14.18       $14.31      $13.05
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     0.22(2)      0.19(2)     0.41(2)      0.36(2)     0.56(3)
   Net realized and unrealized gain (loss)                         (0.89)       (1.06)      (0.68)        0.91        1.41
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                              (0.67)       (0.87)      (0.27)        1.27        1.97
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.18)       (0.21)      (0.13)       (0.29)      (0.67)
   Distributions from net realized gains                              --           --       (2.09)       (1.11)      (0.04)
                                                                  ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                           (0.18)       (0.21)      (2.22)       (1.40)      (0.71)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                          (0.85)       (1.08)      (2.49)       (0.13)       1.26
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 9.76       $10.61      $11.69       $14.18      $14.31
                                                                  ======       ======      ======       ======      ======
Total return                                                       (6.32)%      (7.47)%     (1.95)%       9.08%      15.16%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                             $32       $1,124      $1,201       $2,214      $1,848

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               1.27 %       1.30 %      1.21 %       1.21%       1.21%
   Net investment income                                            2.12 %       1.79 %      2.88 %       2.43%       3.07%(3)
Portfolio turnover                                                   134 %         50 %       100 %         50%         62%


(1) Maximum sales charge is not reflected in total return calculation.

(2) Computed using average shares outstanding.

(3) Includes realized gains and losses on foreign currency transactions.

(4) As required, effective January 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02 and decrease the ratio of net investment income to average net assets from 1.02% to 0.88%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(5) As required, effective January 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gains and losses per share by $0.03 and decrease the ratio of net investment income to average net assets from 1.99% to 1.79%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.


                        See Notes to Financial Statements

PHOENIX-OAKHURST STRATEGY FUND

                        INVESTMENTS AT DECEMBER 31, 2002

                                                     SHARES        VALUE
                                                     ------     -----------
COMMON STOCKS--97.3%

AEROSPACE & DEFENSE--2.2%
Boeing Co. (The) ..................................  18,600     $   613,614
General Dynamics Corp. ............................   2,100         166,677
Honeywell International, Inc. .....................  13,600         326,400
Lockheed Martin Corp. .............................   5,200         300,300
United Technologies Corp. .........................  12,100         749,474
                                                                -----------
                                                                  2,156,465
                                                                -----------
AGRICULTURAL PRODUCTS--0.3%
Fresh Del Monte Produce, Inc. .....................  13,800         260,958

AIR FREIGHT & COURIERS--0.3%
FedEx Corp. .......................................   5,300         287,366

ALTERNATIVE CARRIERS--0.1%
Level 3 Communications, Inc.(b) ...................  19,000          93,100

APPAREL RETAIL--0.3%
Abercrombie & Fitch Co.  Class A(b) ...............   4,300          87,978
AnnTaylor Stores Corp.(b) .........................   4,600          93,932
Talbots, Inc. (The) ...............................   4,200         115,626
                                                                -----------
                                                                    297,536
                                                                -----------
APPAREL, ACCESSORIES & LUXURY GOODS--1.3%
Jones Apparel Group, Inc.(b) ......................  11,700         414,648
Liz Claiborne, Inc. ...............................  10,600         314,290
Polo Ralph Lauren Corp.(b) ........................   6,100         132,736
V. F. Corp. .......................................  10,000         360,500
                                                                -----------
                                                                  1,222,174
                                                                -----------

                                                     SHARES        VALUE
                                                     ------     -----------
APPLICATION SOFTWARE--0.3%
Intuit, Inc.(b) ...................................   5,400     $   253,368

AUTO PARTS & EQUIPMENT--0.4%
Dana Corp. ........................................   8,100          95,256
Johnson Controls, Inc. ............................   3,400         272,578
                                                                -----------
                                                                    367,834
                                                                -----------
AUTOMOBILE MANUFACTURERS--0.4%
Ford Motor Co. ....................................  14,800         137,640
General Motors Corp. ..............................   7,600         280,136
                                                                -----------
                                                                    417,776
                                                                -----------
BANKS--8.7%
Bank of America Corp. .............................  34,400       2,393,208
Bank One Corp. ....................................  16,600         606,730
Charter One Financial, Inc. .......................   6,300         180,999
First Tennessee National Corp. ....................  16,100         578,634
FleetBoston Financial Corp. .......................  15,500         376,650
Hibernia Corp. Class A ............................  13,600         261,936
U.S. Bancorp ......................................  76,400       1,621,208
Union Planters Corp. ..............................  13,300         374,262
UnionBanCal Corp. .................................  10,700         420,189
Wachovia Corp. ....................................  33,900       1,235,316
Wells Fargo & Co. .................................   8,700         407,769
                                                                -----------
                                                                  8,456,901
                                                                -----------
BREWERS--0.1%
Coors (Adolph) Co. Class B ........................   1,600          98,000

                        See Notes to Financial Statements

PHOENIX-OAKHURST STRATEGY FUND

                                                     SHARES        VALUE
                                                     ------     -----------
BROADCASTING & CABLE TV--0.8%
Clear Channel Communications, Inc.(b) .............  13,900     $   518,331
Hearst-Argyle Television, Inc.(b) .................  12,600         303,786
                                                                -----------
                                                                    822,117
                                                                -----------
BUILDING PRODUCTS--0.1%
Lennox International, Inc. ........................   7,300          91,615

CASINOS & GAMING--0.2%
GTECH Holdings Corp.(b) ...........................   5,500         153,230

COMPUTER HARDWARE--3.6%
Dell Computer Corp.(b) ............................  33,500         895,790
Hewlett-Packard Co. ...............................  58,000       1,006,880
International Business Machines Corp. .............  20,900       1,619,750
                                                                -----------
                                                                  3,522,420
                                                                -----------
COMPUTER STORAGE & PERIPHERALS--0.5%
EMC Corp.(b) ......................................  31,600         194,024
Lexmark International, Inc.(b) ....................   2,600         157,300
Storage Technology Corp.(b) .......................   7,000         149,940
                                                                -----------
                                                                    501,264
                                                                -----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.3%
Deere & Co. .......................................   5,600         256,760

CONSUMER FINANCE--0.8%
MBNA Corp. ........................................  42,800         814,056

DEPARTMENT STORES--1.0%
Federated Department Stores, Inc.(b) ..............  12,000         345,120
Penney (J.C.) Co., Inc. ...........................  28,900         664,989
                                                                -----------
                                                                  1,010,109
                                                                -----------
DIVERSIFIED CHEMICALS--1.7%
Du Pont (E.I.) de Nemours & Co. ...................  38,100       1,615,440

DIVERSIFIED COMMERCIAL SERVICES--1.1%
Block (H&R), Inc. .................................  16,800         675,360
Deluxe Corp. ......................................   6,300         265,230
Servicemaster Co. (The) ...........................  12,200         135,420
                                                                -----------
                                                                  1,076,010
                                                                -----------
DIVERSIFIED FINANCIAL SERVICES--7.9%
American Express Co. ..............................  24,300         859,005
Citigroup, Inc. ...................................  60,000       2,111,400
Fannie Mae ........................................  12,300         791,259
Federated Investors, Inc. Class B .................  11,400         289,218
Freddie Mac .......................................   5,900         348,395
Goldman Sachs Group, Inc. (The) ...................   5,600         381,360
J.P. Morgan Chase & Co. ...........................  40,200         964,800

                                                     SHARES        VALUE
                                                     ------     -----------
DIVERSIFIED FINANCIAL SERVICES--CONTINUED
Merrill Lynch & Co., Inc. .........................  23,900     $   907,005
Morgan Stanley ....................................  21,700         866,264
Principal Financial Group, Inc. ...................   3,900         117,507
                                                                -----------
                                                                  7,636,213
                                                                -----------
ELECTRIC UTILITIES--2.9%
Centerpoint Energy, Inc. ..........................  37,000         314,500
Edison International(b) ...........................  12,600         149,310
Entergy Corp. .....................................  17,300         788,707
Exelon Corp. ......................................  14,800         780,996
Great Plains Energy, Inc. .........................  11,000         251,680
PPL Corp. .........................................  11,000         381,480
TXU Corp. .........................................   8,500         158,780
                                                                -----------
                                                                  2,825,453
                                                                -----------
ELECTRICAL COMPONENTS & EQUIPMENT--0.4%
Energizer Holdings, Inc.(b) .......................  10,200         284,580
Rockwell Automation, Inc. .........................   4,500          93,195
                                                                -----------
                                                                    377,775
                                                                -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.3%
Thermo Electron Corp.(b) ..........................  13,400         269,608

FOOD RETAIL--0.4%
Albertson's, Inc. .................................   5,700         126,882
Winn-Dixie Stores, Inc. ...........................  15,800         241,424
                                                                -----------
                                                                    368,306
                                                                -----------
GAS UTILITIES--1.2%
AGL Resources, Inc. ...............................   4,800         116,640
NiSource, Inc. ....................................  41,100         822,000
Peoples Energy Corp. ..............................   5,900         228,035
                                                                -----------
                                                                  1,166,675
                                                                -----------
GENERAL MERCHANDISE STORES--1.6%
Wal-Mart Stores, Inc. .............................  30,200       1,525,402

HEALTH CARE DISTRIBUTORS & SERVICES--0.7%
AmerisourceBergen Corp. ...........................   4,000         217,240
Cardinal Health, Inc. .............................   4,900         290,031
McKesson Corp. ....................................   6,900         186,507
                                                                -----------
                                                                    693,778
                                                                -----------
HEALTH CARE EQUIPMENT--1.5%
Bard (C.R.), Inc. .................................   4,300         249,400
Baxter International, Inc. ........................   7,800         218,400
Guidant Corp.(b) ..................................  15,300         472,005
St. Jude Medical, Inc.(b) .........................  12,900         512,388
                                                                -----------
                                                                  1,452,193

                        See Notes to Financial Statements

PHOENIX-OAKHURST STRATEGY FUND

                                                     SHARES        VALUE
                                                     ------     -----------
HEALTH CARE SUPPLIES--0.3%
Bausch & Lomb, Inc. ...............................   7,100     $   255,600

HOME IMPROVEMENT RETAIL--1.0%
Home Depot, Inc. (The) ............................   8,000         191,680
Lowe's Cos., Inc. .................................   8,200         307,500
Sherwin-Williams Co. (The) ........................  15,700         443,525
                                                                -----------
                                                                    942,705
                                                                -----------
HOUSEHOLD APPLIANCES--0.4%
Black & Decker Corp. (The) ........................   8,800         377,432

HOUSEHOLD PRODUCTS--2.6%
Clorox Co. (The) ..................................  19,800         816,750
Dial Corp. (The) ..................................  11,200         228,144
Procter & Gamble Co. (The) ........................  17,600       1,512,544
                                                                -----------
                                                                  2,557,438
                                                                -----------
HOUSEWARES & SPECIALTIES--0.4%
Fortune Brands, Inc. ..............................   9,000         418,590

INDUSTRIAL CONGLOMERATES--4.0%
3M Co. ............................................   4,600         567,180
General Electric Co. .............................. 117,800       2,868,430
Tyco International Ltd. ...........................  25,000         427,000
                                                                -----------
                                                                  3,862,610
                                                                -----------
INDUSTRIAL MACHINERY--1.1%
Briggs & Stratton Corp. ...........................   3,300         140,151
Eaton Corp. .......................................  12,300         960,753
                                                                -----------
                                                                  1,100,904
                                                                -----------
INTEGRATED OIL & GAS--3.9%
Exxon Mobil Corp. .................................  72,400       2,529,656
Occidental Petroleum Corp. ........................  43,700       1,243,265
                                                                -----------
                                                                  3,772,921
                                                                -----------
INTEGRATED TELECOMMUNICATION SERVICES--4.8%
ALLTEL Corp. ......................................   7,100         362,100
BellSouth Corp. ...................................  36,200         936,494
Commonwealth Telephone Enterprises, Inc.(b) .......   8,200         293,888
SBC Communications, Inc. ..........................  32,800         889,208
Sprint Corp. (FON Group) ..........................  36,200         524,176
Verizon Communications, Inc. ......................  43,300       1,677,875
                                                                -----------
                                                                  4,683,741
                                                                -----------

                                                     SHARES        VALUE
                                                     ------     -----------
INTERNET SOFTWARE & SERVICES--0.2%
DoubleClick, Inc.(b) ..............................  15,800     $    89,428
EarthLink, Inc.(b) ................................  16,800          91,560
                                                                -----------
                                                                    180,988
                                                                -----------
IT CONSULTING & SERVICES--0.1%
Computer Sciences Corp.(b) ........................   2,900          99,905

LEISURE PRODUCTS--0.1%
Mattel, Inc. ......................................   7,200         137,880

LIFE & HEALTH INSURANCE--1.0%
MetLife, Inc. .....................................  37,300       1,008,592

MANAGED HEALTH CARE--2.0%
Aetna, Inc. .......................................   6,700         275,504
Oxford Health Plans, Inc.(b) ......................   3,600         131,220
UnitedHealth Group, Inc. ..........................  11,500         960,250
WellPoint Health Networks, Inc.(b) ................   7,700         547,932
                                                                -----------
                                                                  1,914,906
                                                                -----------
MOVIES & ENTERTAINMENT--1.5%
AOL Time Warner, Inc.(b) ..........................  33,800         442,780
Fox Entertainment Group, Inc. Class A(b) ..........   3,700          95,941
Viacom, Inc. Class B(b) ...........................  22,000         896,720
                                                                -----------
                                                                  1,435,441
                                                                -----------
NETWORKING EQUIPMENT--1.6%
Avocent Corp.(b) ..................................   4,000          88,880
Cisco Systems, Inc.(b) ............................ 114,900       1,505,190
                                                                -----------
                                                                  1,594,070
                                                                -----------
OIL & GAS DRILLING--0.3%
Transocean, Inc. ..................................  11,000         255,200

OIL & GAS EQUIPMENT & SERVICES--0.3%
Halliburton Co. ...................................  17,200         321,812

OIL & GAS EXPLORATION & PRODUCTION--0.2%
Apache Corp. ......................................   4,100         233,659

PACKAGED FOODS AND MEATS--2.9%
ConAgra Foods, Inc. ...............................  50,700       1,268,007
Hershey Foods Corp. ...............................   3,800         256,272
Kellogg Co. .......................................   7,500         257,025
Sara Lee Corp. ....................................  45,700       1,028,707
                                                                -----------
                                                                  2,810,011
                                                                -----------

                        See Notes to Financial Statements

PHOENIX-OAKHURST STRATEGY FUND

                                                     SHARES        VALUE
                                                     ------     -----------
PAPER PRODUCTS--0.3%
International Paper Co. ...........................   7,300     $   255,281

PHARMACEUTICALS--9.6%
Abbott Laboratories ...............................  17,700         708,000
Bristol-Myers Squibb Co. ..........................  13,900         321,785
Johnson & Johnson .................................  45,700       2,454,547
Merck & Co., Inc. .................................  26,900       1,522,809
Mylan Laboratories, Inc. ..........................  19,300         673,570
Pfizer, Inc. ......................................  78,300       2,393,631
Pharmacia Corp. ...................................  28,200       1,178,760
Schering-Plough Corp. .............................   6,000         133,200
                                                                -----------
                                                                  9,386,302
                                                                -----------
PHOTOGRAPHIC PRODUCTS--0.9%
Eastman Kodak Co. .................................  26,300         921,552

PROPERTY & CASUALTY INSURANCE--2.2%
Allstate Corp. (The) ..............................  36,900       1,364,931
AMBAC Financial Group, Inc. .......................   8,300         466,792
Old Republic International Corp. ..................  11,900         333,200
                                                                -----------
                                                                  2,164,923
                                                                -----------
PUBLISHING & PRINTING--0.9%
Gannett Co., Inc. .................................   6,200         445,160
McGraw-Hill Cos., Inc. (The) ......................   7,800         471,432
                                                                -----------
                                                                    916,592
                                                                -----------
RAILROADS--0.8%
Union Pacific Corp. ...............................  13,200         790,284

REITS--0.4%
Simon Property Group, Inc. ........................  12,700         432,689

SEMICONDUCTOR EQUIPMENT--0.2%
Applied Materials, Inc.(b) ........................  13,800         179,814

SEMICONDUCTORS--2.6%
Intel Corp. ....................................... 103,600       1,613,052
LSI Logic Corp.(b) ................................  62,300         359,471
Texas Instruments, Inc. ...........................  36,700         550,867
                                                                -----------
                                                                  2,523,390
                                                                -----------
SOFT DRINKS--0.3%
Coca-Cola Co. (The) ...............................   4,600         201,572
Coca-Cola Enterprises, Inc. .......................   6,200         134,664
                                                                -----------
                                                                    336,236
                                                                -----------

                                                     SHARES        VALUE
                                                     ------     -----------
SPECIALTY CHEMICALS--0.5%
Lubrizol Corp. (The) ..............................   8,800     $   268,400
RPM International, Inc. ...........................  16,300         249,064
                                                                -----------
                                                                    517,464
                                                                -----------
SPECIALTY STORES--0.7%
Claire's Stores, Inc. .............................   6,700         147,869
Pep Boys-Manny, Moe & Jack (The) ..................  28,500         330,600
Pier 1 Imports, Inc. ..............................   8,800         166,584
                                                                -----------
                                                                    645,053
                                                                -----------
SYSTEMS SOFTWARE--5.0%
BMC Software, Inc.(b) .............................  23,600         403,796
Microsoft Corp.(b) ................................  72,300       3,737,910
Oracle Corp.(b) ...................................  49,400         533,520
VERITAS Software Corp.(b) .........................  13,000         203,060
                                                                -----------
                                                                  4,878,286
                                                                -----------
TELECOMMUNICATIONS EQUIPMENT--1.4%
Harris Corp. ......................................  10,500         276,150
Motorola, Inc. ....................................  65,600         567,440
QUALCOMM, Inc.(b) .................................   7,900         287,481
Tekelec(b) ........................................  19,300         201,685
                                                                -----------
                                                                  1,332,756
                                                                -----------
TIRES & RUBBER--0.4%
Goodyear Tire & Rubber Co. (The) ..................  50,900         346,629

TOBACCO--1.0%
Philip Morris Cos., Inc. ..........................  24,100         976,773
- ---------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $104,506,123)                                   94,658,331
- ---------------------------------------------------------------------------

FOREIGN COMMON STOCKS--0.8%

AUTOMOBILE MANUFACTURERS--0.6%
DaimlerChrysler AG (Germany) ......................  19,100         585,415

CONSUMER ELECTRONICS--0.2%
Garmin Ltd. (Cayman Islands)(b) ...................   5,800         169,940
- ---------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $723,893)                                          755,355
- ---------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--98.1%
(IDENTIFIED COST $105,230,016)                                   95,413,686
- ---------------------------------------------------------------------------

                        See Notes to Financial Statements

PHOENIX-OAKHURST STRATEGY FUND

                                         STANDARD
                                          & POOR'S     PAR
                                           RATING     VALUE
                                         (Unaudited)  (000)        VALUE
                                         ----------- ------     -----------
SHORT-TERM OBLIGATIONS--2.3%

COMMERCIAL PAPER--2.3%
Emerson Electric Co. 1.25%, 1/2/03 ..........  A-1   $2,190     $ 2,189,924
- ---------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $2,189,924)                                      2,189,924
- ---------------------------------------------------------------------------

TOTAL INVESTMENTS--100.4%
(IDENTIFIED COST $107,419,940)                                   97,603,610(a)

Other assets and liabilities, net--(0.4)%                          (349,166)
                                                                -----------
NET ASSETS--100.0%                                              $97,254,444
                                                                ===========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $3,289,272 and gross depreciation of $13,814,914 for federal income tax purposes. At December 31, 2002, the aggregate cost of securities for federal income tax purposes was $108,129,252.

(b) Non-income producing.

                        See Notes to Financial Statements

PHOENIX-OAKHURST STRATEGY FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002

ASSETS
Investment securities at value
   (Identified cost $107,419,940)                              $ 97,603,610
Receivables
   Investment securities sold                                       270,517
   Dividends and interest                                           155,421
   Fund shares sold                                                   1,950
Prepaid expenses                                                      1,423
                                                               ------------
     Total assets                                                98,032,921
                                                               ------------
LIABILITIES
Payables
   Cash overdraft                                                   299,104
   Fund shares repurchased                                          238,208
   Investment advisory fee                                           64,111
   Transfer agent fee                                                54,834
   Distribution fee                                                  51,173
   Financial agent fee                                                5,554
   Trustees' fee                                                        634
   Payable to adviser                                                   176
Accrued expenses                                                     64,683
                                                               ------------
     Total liabilities                                              778,477
                                                               ------------
NET ASSETS                                                     $ 97,254,444
                                                               ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest               $146,768,021
Undistributed net investment income                                  36,581
Accumulated net realized loss                                   (39,733,828)
Net unrealized depreciation                                      (9,816,330)
                                                               ------------
NET ASSETS                                                     $ 97,254,444
                                                               ============
CLASS A
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $55,924,241)               8,269,697
Net asset value per share                                             $6.76
Offering price per share $6.76/(1-5.75%)                              $7.17

CLASS B
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $8,709,381)                1,295,134
Net asset value and offering price per share                          $6.72

CLASS C
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $32,620,822)               4,863,352
Net asset value and offering price per share                          $6.71


                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME
Dividends                                                              $  1,922,454
Interest                                                                     62,360
Foreign taxes withheld                                                       (1,178)
                                                                       ------------
     Total investment income                                              1,983,636
                                                                       ------------
EXPENSES
Investment advisory fee                                                     947,445
Distribution fee, Class A                                                   212,295
Distribution fee, Class B                                                   118,730
Distribution fee, Class C                                                   432,244
Financial agent fee                                                          80,796
Transfer agent                                                              317,039
Professional                                                                 57,240
Printing                                                                     39,084
Custodian                                                                    38,067
Registration                                                                 20,216
Trustees                                                                     17,994
Miscellaneous                                                                12,407
                                                                       ------------
     Total expenses                                                       2,293,557
                                                                       ------------
NET INVESTMENT LOSS                                                        (309,921)
                                                                       ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                         (30,179,965)
Net change in unrealized appreciation (depreciation) on investments        (986,521)
                                                                       ------------
NET LOSS ON INVESTMENTS                                                 (31,166,486)
                                                                       ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $(31,476,407)
                                                                       ============

                        See Notes to Financial Statements

PHOENIX-OAKHURST STRATEGY FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                 Year Ended        Year Ended
                                                                                  12/31/02          12/31/01
                                                                                ------------      ------------
FROM OPERATIONS
   Net investment income (loss)                                                 $   (309,921)     $   (787,635)
   Net realized gain (loss)                                                      (30,179,965)      (11,093,102)
   Net change in unrealized appreciation (depreciation)                             (986,521)      (22,667,234)
                                                                                ------------      ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   (31,476,407)      (34,547,971)
                                                                                ------------      ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (56,426 and 164,613 shares, respectively)           450,006         1,590,963
   Cost of shares repurchased (2,066,966 and 2,868,988 shares, respectively)     (15,877,162)      (26,185,321)
                                                                                ------------      ------------
Total                                                                            (15,427,156)      (24,594,358)
                                                                                ------------      ------------
CLASS B
   Proceeds from sales of shares (12,820 and 14,920 shares, respectively)             96,930           135,657
   Cost of shares repurchased (498,416 and 746,167 shares, respectively)          (3,746,119)       (6,864,258)
                                                                                ------------      ------------
Total                                                                             (3,649,189)       (6,728,601)
                                                                                ------------      ------------
CLASS C
   Proceeds from sales of shares (56,188 and 64,682 shares, respectively)            420,290           585,148
   Cost of shares repurchased (1,731,418 and 2,568,453 shares, respectively)     (13,257,130)      (23,353,038)
                                                                                ------------      ------------
Total                                                                            (12,836,840)      (22,767,890)
                                                                                ------------      ------------
CLASS I
   Cost of shares repurchased (73,271 and 0 shares, respectively)                   (490,193)               --
                                                                                ------------      ------------
Total                                                                               (490,193)               --
                                                                                ------------      ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                     (32,403,378)      (54,090,849)
                                                                                ------------      ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                         (63,879,785)      (88,638,820)

NET ASSETS
   Beginning of period                                                           161,134,229       249,773,049
                                                                                ------------      ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME AND
     ACCUMULATED NET INVESTMENT LOSS OF $36,581 AND ($30,602), RESPECTIVELY]    $ 97,254,444      $161,134,229
                                                                                ============      ============

                        See Notes to Financial Statements

PHOENIX-OAKHURST STRATEGY FUND

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                          CLASS A
                                                                  --------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                   2002         2001        2000         1999        1998
Net asset value, beginning of period                              $ 8.63       $10.12      $11.24       $14.80      $15.77
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                       --(2)(3)  (0.01)(2)    0.16(2)      0.22(2)     0.17
   Net realized and unrealized gain (loss)                         (1.87)       (1.48)      (0.59)        0.07       (0.48)
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                              (1.87)       (1.49)      (0.43)        0.29       (0.31)
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                               --           --       (0.23)       (0.28)      (0.18)
   Distributions from net realized gains                              --           --       (0.46)       (3.57)      (0.48)
                                                                  ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                              --           --       (0.69)       (3.85)      (0.66)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                          (1.87)       (1.49)      (1.12)       (3.56)      (0.97)
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 6.76       $ 8.63      $10.12       $11.24      $14.80
                                                                  ======       ======      ======       ======      ======
Total return(1)                                                   (21.67)%     (14.72)%     (3.90)%       2.63%      (1.88)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $55,924      $88,732    $131,368     $223,269    $409,065

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               1.51 %       1.47 %      1.36 %       1.28%       1.24 %
   Net investment income (loss)                                     0.06 %      (0.08)%      1.49 %       1.54%       0.97 %
Portfolio turnover                                                   124 %         69 %       157 %        141%        116 %


                                                                                          CLASS B
                                                                  --------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                   2002         2001        2000         1999        1998
Net asset value, beginning of period                              $ 8.64       $10.20      $11.34       $14.90      $15.86
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                    (0.05)(2)    (0.07)(2)    0.09(2)      0.12(2)     0.05
   Net realized and unrealized gain (loss)                         (1.87)       (1.49)      (0.60)        0.07       (0.48)
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                              (1.92)       (1.56)      (0.51)        0.19       (0.43)
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                               --           --       (0.17)       (0.18)      (0.05)
   Distributions from net realized gains                              --           --       (0.46)       (3.57)      (0.48)
                                                                  ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                              --           --       (0.63)       (3.75)      (0.53)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                          (1.92)       (1.56)      (1.14)       (3.56)      (0.96)
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 6.72       $ 8.64      $10.20       $11.34      $14.90
                                                                  ======       ======      ======       ======      ======
Total return(1)                                                   (22.22)%     (15.29)%     (4.64)%       1.91%      (2.61)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                          $8,709      $15,390     $25,628      $47,557     $82,531

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               2.21 %       2.17 %      2.06 %       1.98%       1.94 %
   Net investment income (loss)                                    (0.65)%      (0.78)%      0.81 %       0.84%       0.27 %
Portfolio turnover                                                   124 %         69 %       157 %        141%        116 %

(1) Maximum sales charge is not reflected in total return calculation.

(2) Computed using average shares outstanding.

(3) Amount less than $0.01.

                        See Notes to Financial Statements

PHOENIX-OAKHURST STRATEGY FUND

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                          CLASS C
                                                                  --------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                   2002         2001        2000         1999        1998
Net asset value, beginning of period                              $ 8.62       $10.18      $11.31       $14.86      $15.81
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                    (0.05)(2)    (0.07)(2)    0.09(2)      0.12(2)     0.05
   Net realized and unrealized gain (loss)                         (1.86)       (1.49)      (0.60)        0.07       (0.48)
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                              (1.91)       (1.56)      (0.51)        0.19       (0.43)
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                               --           --       (0.16)       (0.17)      (0.04)
   Distributions from net realized gains                              --           --       (0.46)       (3.57)      (0.48)
                                                                  ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                              --           --       (0.62)       (3.74)      (0.52)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                          (1.91)       (1.56)      (1.13)       (3.55)      (0.95)
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 6.71       $ 8.62      $10.18       $11.31      $14.86
                                                                  ======       ======      ======       ======      ======
Total return(1)                                                   (22.16)%     (15.32)%     (4.58)%       1.94%      (2.64)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $32,621      $56,369     $92,024     $184,924    $423,791

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               2.21 %       2.17 %      2.06 %       1.98%       1.94 %
   Net investment income (loss)                                    (0.64)%      (0.78)%      0.82 %       0.81%       0.27 %
Portfolio turnover                                                   124 %         69 %       157 %        141%        116 %

                                                                                          CLASS I
                                                                ----------------------------------------------------------
                                                                  FOR THE
                                                                  PERIOD                 YEAR ENDED DECEMBER 31
                                                                 1/1/02 TO     -------------------------------------------
                                                                10/25/02(5)     2001        2000         1999        1998
Net asset value, beginning of period                              $ 8.80       $10.28      $11.40       $14.94      $15.87
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     0.02(2)      0.02(2)     0.21(2)      0.28(2)     0.17
   Net realized and unrealized gain (loss)                         (1.82)       (1.50)      (0.61)        0.06       (0.45)
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                              (1.80)       (1.48)      (0.40)        0.34       (0.28)
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                               --           --       (0.26)       (0.31)      (0.17)
   Distributions from net realized gains                              --           --       (0.46)       (3.57)      (0.48)
                                                                  ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                              --           --       (0.72)       (3.88)      (0.65)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                          (1.80)       (1.48)      (1.12)       (3.54)      (0.93)
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 7.00       $ 8.80      $10.28       $11.40      $14.94
                                                                  ======       ======      ======       ======      ======
Total return                                                      (20.45)%(4)  (14.40)%     (3.60)%       2.96%      (1.66)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                              $0         $644        $753       $1,581      $1,407

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               1.46 %(3)    1.17 %      1.08 %       0.96%       0.94 %
   Net investment income                                            0.38 %(3)    0.22 %      1.86 %       1.92%       1.27 %
Portfolio turnover                                                   124 %(4)      69 %       157 %        141%        116 %

(1) Maximum sales charge is not reflected in total return calculation.

(2) Computed using average shares outstanding.

(3) Annualized.

(4) Not annualized.

(5) All shares of this class were redeemed as of October 25, 2002. Class I is currently available for investment.

                        See Notes to Financial Statements

PHOENIX TRUST
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

   The Phoenix Trust (formerly the Phoenix-Zweig Trust) ("the Trust") is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. To date, four Funds are offered for sale: Government Cash Fund, Appreciation Fund, Managed Assets and Strategy Fund. Each Fund has distinct investment objectives. Each of the Funds (except Government Cash Fund) strives to increase investment value over the long term (capital appreciation) consistent with preserving capital and reducing portfolio exposure to market risk. The Government Cash Fund focuses on returning high current income. The Government Cash Fund also strives to maintain liquidity and preserve capital. Managed Assets strives to increase investment value from capital appreciation, dividends and interest.

   The Trust offers Class A, Class B, Class C and Class I shares on each Fund and one additional class of shares, Class M on Government Cash Fund. Class A shares are sold with a front-end sales charge of up to 5.75% for all funds except Government Cash Fund which has no front-end sales charge. Certain Class A shares, except Government Cash Fund, may be sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1.25% contingent deferred sales charge if redeemed within one year of purchase. Class I shares and Class M shares have no sales charge. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Fund are borne pro rata by the holders of each class of shares, except that each class bears distribution expenses unique to that class.

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosure of contingent assets and liabilities, revenues and expenses. Actual results could differ from those estimates.


A. SECURITY VALUATION:

   Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

   The Government Cash Fund uses the amortized cost method of security valuation which, in the opinion of the Trustees, represents the fair value of the particular security. The Trustees monitor the deviations between the classes' net asset value per share as determined by using available market quotations and its net asset value per share using amortized cost. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide fair valuation. The Fund attempts to maintain a constant net asset value of $1 per share for each class.


B. SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. The Trust amortizes premiums and discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.


C. INCOME TAXES:

   Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.


D. DISTRIBUTIONS TO SHAREHOLDERS:

   Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Certain prior year distribution amounts have been reclassified to conform to the current year presentation.


E. FOREIGN CURRENCY TRANSLATION:

   Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in

PHOENIX TRUST
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 (CONTINUED)


currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of equity securities. The Trust isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.


F. FORWARD CURRENCY CONTRACTS:

   Managed Assets may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds or to hedge against currency changes on holdings within the portfolio. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. As of December 31, 2002, the Trust had no forward currency contracts.


G. FUTURES CONTRACTS:

   A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Each Fund (other than Government Cash
Fund) may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as daily variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments. At December 31, 2002, the Trust had no futures.


H. OPTIONS:

   Each Fund (other than Government Cash Fund) may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

   Each Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

   The Funds (other than Government Cash Fund) may purchase options which are included in the Fund's Schedule of Investments and subsequently marked to market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid. At December 31, 2002, the Trust had no options.


I. EXPENSES:

   Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.


J. REPURCHASE AGREEMENTS:

   A repurchase agreement is a transaction where a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. Each Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. If the seller defaults and the value of the collateral declines, or if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

PHOENIX TRUST
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 (CONTINUED)

K. BORROWINGS

   The Trust has entered into a Liquidity Line of Credit with The Bank of New York for $100,000,000, bearing an annual interest rate equal to the Federal Funds Rate plus 1% on any borrowings. The Trust has not had to use the Line of Credit since it was established on July 21, 1997. If a Fund uses the Line of Credit, it will be collateralized by that Fund's portfolio.


2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

   As compensation for its services to the Trust, the Adviser, Phoenix/ Zweig Advisers LLC, a wholly-owned subsidiary of Phoenix Investments Partners, Ltd. ("PXP"), is entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each Fund:

Government Cash Fund ...............................  0.50%
Appreciation Fund ..................................  1.00%
Managed Assets .....................................  1.00%
Strategy Fund ......................................  0.75%


   The Adviser has agreed to reimburse the Government Cash Fund to the extent that total expenses (excluding taxes, interest, brokerage commissions and extraordinary expenses) exceed 0.75% of the average daily net assets for Class A and Class C shares, 1.45% of the average daily net assets for Class B shares, 0.45% of the average daily net assets for Class I shares and 0.51% of the average daily net assets for Class M shares through April 30, 2003.

   Phoenix Equity Planning Corporation ("PEPCO"), an indirect wholly-owned subsidiary of PNX, which serves as the national distributor of the Trust's shares has advised the Trust that it retained net selling commissions and deferred sales charges for the year ended December 31, 2002 as follows:

                            Class A        Class B         Class C
                          Net Selling     Deferred        Deferred
                          Commissions   Sales Charges  Sales Charges
                          -----------   -------------  -------------
Government Cash Fund .....  $   --         $32,905       $10,917
Appreciation Fund ........   5,163          22,954         1,604
Managed Assets ...........   2,729          46,952         4,258
Strategy Fund ............     802          25,202         1,677

   In addition, each Fund pays PEPCO a distribution fee at an annual rate of 0.30% for Class A shares and 1.00% for Class B shares applied to the average daily net assets of each Fund. All Funds (other than Government Cash Fund) pay PEPCO a distribution fee at an annual rate of 1.00% for Class C shares applied to the average daily net assets of each Fund. The Government Cash Fund pays PEPCO a distribution fee at an annual rate of 0.30% for Class C shares applied to the average daily net assets of the Fund. A separate distribution plan for Class M shares of Government Cash Fund provides that service organizations may be paid up to 0.30% of the average daily net assets of Class M shares, shared equally between Government Cash Fund and the Adviser. There is no distribution fee for Class I shares.

   The distributor has advised the Trust that the total amount expensed for the year ended December 31, 2002 was allocated as follows:

                                                 Distribution Fee      Distribution Fee
                              Distribution Fee     Paid Out to             Paid to
                                Retained by        Unaffiliated         W. S. Griffith
                                Distributor        Participants        Securities, Inc.
                              ----------------   ----------------      ----------------
Government Cash Fund .........    $ 40,524          $  218,001            $  462
Appreciation Fund ............     155,753             469,424               703
Managed Assets ...............     287,963           1,496,335             3,312
Strategy Fund ................     171,650             590,288             1,331

   W. S. Griffith Securities, Inc. is an indirect subsidiary of PNX.


   PEPCO serves as Financial Agent of the Trust, and receives a fee for financial reporting, tax services and oversight of subagent's performance based upon the following annual rates as a percentage of the average daily net assets of each Fund:

                                              1st $50     $50-200        $200 +
                                              Million     Million       Million
                                              -------     -------       -------
All funds except Government Cash Fund ......   0.07%        0.06%        0.01%

                                             1st $100    $100-500        $500 +
                                              Million     Million       Million
                                              -------     -------       -------
Government Cash Fund .......................   0.01%        0.04%        0.01%


   PFPC, Inc., a subagent to PEPCO, receives a fee from PEPCO which ranges from 0.085% to 0.0125% of the average daily net asset values of each Fund. Certain minimum fees and fee waivers may apply.

   PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended December 31, 2002, transfer agent fees were as reported in the Statement of Operations, of which PEPCO retained the following:

                                             Transfer Agent
                                              Fee Retained
                                             --------------
Government Cash Fund ......................    $     --
Appreciation Fund .........................      60,803
Strategy Fund .............................      78,575
Managed Assets ............................     102,763


   For the year ended December 31, 2002, the following Funds paid PXP Securities Corp., an indirect subsidiary of PNX, brokerage commissions in connection with portfolio transactions effected by it as follows:

                                        Commissions Paid to
                                        PXP Securities Corp.
                                        --------------------
Appreciation Fund ....................       $46,283
Managed Assets .......................        26,752
Strategy Fund ........................        18,536

PHOENIX TRUST
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 (CONTINUED)


   At December 31, 2002, PNX and its affiliates held shares of the Trust which aggregated the following:

                                                      Aggregate
                                                      Net Asset
                                       Shares           Value
                                      -------         ---------
Government Cash Fund ...............  699,044         $699,044


3. PURCHASE AND SALE OF SECURITIES

   Purchases and sales of securities during the year ended December 31, 2002 (excluding U.S. Government and agency securities, short-term securities, futures contracts and forward currency contracts) aggregated the following:

                                  Purchases                  Sales
                                ------------             ------------
Appreciation Fund ............  $298,110,392             $317,209,038
Managed Assets ...............   193,230,580              264,029,680
Strategy Fund ................   153,340,345              187,057,036


   Purchases and sales of U.S. Government and agency securities during the year ended December 31, 2002 aggregated the following:

                                  Purchases                  Sales
                                ------------             ------------
Managed Assets ...............   $76,511,832              $67,330,485


4. CREDIT RISK AND ASSET CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

   Certain funds invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact to the fund, positive or negative, than if the fund did not concentrate its investments in such sectors.


5. OTHER

   As of December 31, 2002, the Trust had individual shareholders and omnibus shareholder accounts (which are comprised of several individual shareholders) which individually amounted to more than 10% of total shares outstanding as detailed below. None of the accounts are affiliated with PNX. In addition, affiliate holdings are presented in the table located within Note 2.

                                      Number of         % of Shares
                                    Shareholders        Outstanding
                                  -----------------     -----------
Government Cash Fund ...........  1                         64%
Managed Assets .................  1 Omnibus Account         12%


6. FEDERAL INCOME TAX INFORMATION

   The following Funds have capital loss carryovers which may be used to offset future capital gains.

                                         Expiration Year
                       --------------------------------------------------------
                         2005         2009             2010            Total
                       --------    ----------      -----------      -----------
Government Cash Fund . $105,519    $       --      $        --      $   105,519
Managed Assets .......       --     1,490,291       13,784,525       15,274,816
Strategy Fund ........       --     8,644,665       23,403,690       32,048,355

   For the year ended December 31, 2002, Appreciation Fund utilized $3,502,512 of losses deferred in prior years against current year capital gains.

   As of December 31, 2002, the components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the respective schedule of investments) were as follows:

                                  Undistributed     Undistributed
                                    Ordinary          Long-Term
                                     Income         Capital Gains
                                  -------------     -------------
Government Cash Fund ..........     $     --         $       --
Appreciation Fund .............           --          4,234,095
Managed Assets ................      588,492                 --
Strategy Fund .................           --                 --


   The differences between the book basis and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the statement of changes in net assets are reported as ordinary income for federal tax purposes.

PHOENIX TRUST
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 (CONTINUED)


7. RECLASSIFICATION OF CAPITAL ACCOUNTS

   For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2002, the Funds recorded the following permanent reclassifications which arose primarily from nondeductible current net operating losses, treatment of foreign currency transactions, and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Trust. The following funds recorded reclassifications to increase (decrease) the accounts listed below:


                       Undistributed  Accumulated     Capital Paid in
                      Net Investment  Net Realized      on Shares of
                       Income (Loss)   Gain (Loss)   Beneficial Interest
                      --------------  ------------   -------------------
Appreciation Fund ...  $1,351,992    $     1,743       $(1,353,735)
Managed Assets ......     472,761     (2,089,190)        1,616,429
Strategy Fund .......     377,104             --          (377,104)

- ------------------------------------------------------------------------------

                       TAX INFORMATION NOTICE (UNAUDITED)


   For the fiscal year ended December 31, 2002, Appreciation Fund designated $4,316,273 of long-term capital gain dividends.

- ------------------------------------------------------------------------------

   This report is not authorized for distribution to prospective investors in the Phoenix Trust unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                        REPORT OF INDEPENDENT ACCOUNTANTS

(LOGO)
PRICEWATERHOUSECOOPERS  [PCW]
[GRAPHIC OMITTED]


To the Board of Trustees and Shareholders of Phoenix Trust (formerly Phoenix-Zweig Trust)



     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Hollister Appreciation Fund, Phoenix-Goodwin Government Cash Fund, Phoenix-Oakhurst Managed Assets and Phoenix-Oakhurst Strategy Fund (constituting the Phoenix Trust (formerly the Phoenix-Zweig Trust, hereinafter referred to as the "Trust") at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/  PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
February 14, 2003

                                  PHOENIX TRUST


                            PART C--OTHER INFORMATION

ITEM 23. EXHIBITS
               a. Agreement and Declaration of Trust.(7)

               b. By-laws of the Trust.(7)

               c. Instruments defining shareholder rights incorporated by reference to Exhibits a.1 and a.2 above.


               d. Management Agreement between the Trust and Phoenix/Zweig
                  Advisers LLC.(9)


               e. None.

               f. None.

               g. Form of Custody Agreement (the "Custody Agreement") between the Registrant and Bank of New York. (3)

               h. Form of Transfer Agency Agreement (the "Transfer
                  Agency Agreement") between the Trust and PEPCO.(9)

               i. None.


               j. Consent of PricewaterhouseCoopers LLP, Independent
                  Public Accountant.(12)


               k. None.

             l.1. Subscription Agreement for Shares of the Government
                  Securities.(2)

             l.2. Subscription Agreement for Shares of the Zweig Strategy
                  Fund.(4)

             l.3. Subscription Agreement for Class C (f/k/a B Shares) Shares of
                  the Trust.(5)

             l.4. Subscription Agreement for Shares of Zweig Managed Assets.(6)

             l.5. Subscription Agreement for Shares of the Zweig Appreciation
                  Fund.(1)

               m. Distribution Plan pursuant to Rule 12b-1 as Exhibit 15.(10)

               n. Financial Data Schedules.

               o. Amended and Restated Rule 18f-3 Plan as Exhibit 18.(8)

               p. Codes of Ethics of the Trust, the Adviser and the
                  Distributor.(11)


               q. Powers of Attorney for James Balog, Claire B. Benenson,
                  S. Leland Dill, Philip R. McLoughlin and Donald B. Romans.(12)

              ----------


             (1) Incorporated by reference to the Trust's Registration Statement on Form N-1A, filed previously on September 28, 1984.

             (2) Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement of the Trust on Form N-1A, filed previously on November 27, 1985.

             (3) Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement of the Trust on Form N-1A, filed previously on February 28, 1986.

             (4) Incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement of the Trust on Form N-1A, filed previously on October 20, 1989.

             (5) Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement of the Trust on Form N-1A, filed previously on March 2, 1992.

             (6) Incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement of the Trust on Form N-1A, filed previously on February 26, 1993.

             (7) Incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement of the Trust on Form N-1A, filed previously on April 30, 1996.

             (8) Incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement of the Trust on Form N-1A, filed previously on August 20, 1997.

             (9) Incorporated by reference to Post-Effective Amendment No. 48 on Form N-1A, filed previously on May 3, 1999.

             (10) Incorporated by reference to Post-Effective Amendment No. 50 on Form N-1A filed previously on May 1, 2000.


             (11) Incorporated by reference to Post-Effective Amendment No. 54 on Form N-1A filed previously on April 26, 2002.

             (12) Filed herewith.



ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND
   The Fund does not control and is not under common control with any other person.

ITEM 25. INDEMNIFICATION
    The Agreement and Declaration of Trust dated April 26, 1996 and the By-Laws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. The Management Agreement, Underwriting Agreement, Custody Agreement and Transfer Agency Agreement each provides that the Trust will indemnify the other party (or parties, as the case may be) to the agreement for certain losses.

    Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be available to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS

    All of the information required by this item is set forth in the Form ADV, as currently amended, of Zweig/GlaserPhoenix/Zweig Advisers LLC (SEC File No. 801-56470), which is incorporated herein by reference.


ITEM 27. PRINCIPAL UNDERWRITER

    (a) PEPCO also serves as the principal underwriter for the following investment companies:

    Phoenix-Aberdeen Series Fund, Phoenix-Aberdeen Worldwide Opportunities Fund, Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix-Goodwin California Tax Exempt Bond Fund, Phoenix Investment Trust 97, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix-Oakhurst Income & Growth Fund, Phoenix-Oakhurst Strategic Allocation Fund, Phoenix Portfolios, Phoenix-Seneca Funds, Phoenix Series Fund, Phoenix Strategic Equity Series Fund, Phoenix Trust, Phoenix Life Variable Universal Life Account, Phoenix Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Separate Account MVA1.

    (b) Directors and executive officers of Phoenix Equity Planning Corporation are as follows:

 NAME AND PRINCIPAL                  POSITIONS AND OFFICES                  POSITIONS AND OFFICES
  BUSINESS ADDRESS                      WITH DISTRIBUTOR                       WITH REGISTRANT
  ----------------                      ----------------                       ---------------
William R. Moyer                     Director, Executive Vice              Executive Vice President
56 Prospect Street                   President, Chief Financial
P.O. Box 150480                      Officer and Treasurer
Hartford, CT 06115-0480

John F. Sharry                       President,                            Executive Vice President
56 Prospect St.                      Private Client Group
P.O. Box 150480
Hartford, CT 06115-0480

Robert S. Driessen                   Vice President, Compliance                Vice President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

Jacqueline M. Porter                 Assistant Vice President,               Assistant Treasurer
56 Prospect Street                   Mutual Fund Tax
P.O. Box 150480
Hartford, CT 06115-0480

    (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

    All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained at the offices of (1) the Registrant at 900 Third Avenue, 31st Floor, New York, New York 10022, (2) Phoenix/Zweig Advisers, LLC at 900 Third Avenue, New York, New York 10022, (3) State Street Bank and Trust Company, at 1776 Heritage Drive, North Quincy, Massachusetts 02171-2197, (4) Registrant's Transfer Agent, Phoenix Equity Planning Corporation, at 56 Prospect Street, Hartford, CT 06115.


ITEM 29. MANAGEMENT SERVICES
    Not applicable.

ITEM 30. UNDERTAKINGS
    Not applicable.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut on the 28th day of April, 2003.



ATTEST:                                  PHOENIX-ZWEIG TRUST


/s/ NANCY J. ENGBERG                     BY: /s/ PHILIP R. MCLOUGHLIN
------------------------------------         -----------------------------------
    NANCY J. ENGBERG                             PHILIP R. MCLOUGHLIN

    ASSISTANT SECRETARY                          PRESIDENT




    Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities indicated, on this 28th day of April, 2003.


                     SIGNATURE                                     TITLE
                     ---------                                     -----

                                                        Trustee
       ---------------------------------------
       James Balog*
                                                        Trustee

       ---------------------------------------
       Claire B. Benenson*


       /s/ Nancy G. Curtiss                             Treasurer (principal financial
       ---------------------------------------          and accounting officer)
       Nancy G. Curtiss


                                                        Trustee
       ---------------------------------------
       S. Leland Dill*


       /s/ Philip R. McLoughlin                         Trustee and President
       ---------------------------------------          (principal executive officer)
       Philip R. McLoughlin



                                                        Trustee
       ---------------------------------------
       Donald B. Romans*



*By /s/ Philip R. McLoughlin
    ------------------------------------------

*   Philip R. McLoughlin, Attorney-in-fact pursuant to powers of attorney.











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